                                                                                         --------------------------

      OMB APPROVAL

      --------------------------

      OMB Number: 3235-0582

      Expires:    April 30, 2009

      Estimated average burden

      hours per response 14.4

      ---------------------------

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-PX

ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:  811- 10123

The North Country Funds

(Exact name of registrant as specified in charter)

450 Wireless Boulevard, Hauppauge, New York 11788

  (Address of principal executive offices)

                   (Zip code)

Emile R. Molineaux, General Counsel

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, New York 11788

________________________________________________________________________

(Name and address of agent for service)

Registrant's telephone number, including area code: (631) 470-2600

Date of fiscal year end:  November 30

Date of reporting period:  July 1, 2006 - June 30, 2007

Form N-PX is to be used by a registered management investment company, other than a small business investment company registered on Form N-5 (ss.ss. 239.24and 274.5 of this chapter), to file reports with the Commission, not later than August 31 of each year, containing the registrant's proxy voting record for the most recent twelve-month period ended June 30, pursuant to section 30 of the Investment Company Act of 1940 and rule 30b1-4 thereunder (17 CFR 270.30b1-4). The Commission may use the information provided on Form N-PX in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-PX, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-PX unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. PROXY VOTING RECORD: (see attached tables)

Appended hereto as Exhibit A and Exhibit B is the following information indicating for each matter relating to a portfolio security owned by the Registrant considered at any shareholder meeting held during the twelve month period ended June 30, 2007 with respect to which the Registrant was entitled to vote:

          (a)  The name of the issuer of the portfolio security;

          (b)  The exchange ticker symbol of the portfolio security;

 (c)   The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

          (d)  The shareholder meeting date;

          (e)  A brief identification of the matter voted on;

          (f)  Whether the matter was proposed by the issuer or by a security holder;

          (g)  Whether the Registrant cast its vote on the matter;

 (h)  How the Registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

          (i)  Whether the Registrant cast its vote for or against management.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

          THE NORTH COUNTRY FUNDS

By (Signature and Title)*       /s/ Andrew Rogers

         Andrew Rogers, President

Date 8/7/07

* Print the name and title of each signing officer under his or her signature.

ITEM 1 – EXHIBIT A
Vote Summary Report
Jul 01, 2006 - Sep 30, 2006

The North Country Funds: North Country Equity Growth Fund Investment Company File Number: 811-10123

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

08/15/06 - S	BlackRock Liquidity Funds		09248U619		06/05/06		7,993,555
	1	Approve Investment Advisory Agreement	For	For			Mgmt

09/25/06 - A	General Mills, Inc. *GIS*		370334104		07/27/06		36,300
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Non-Employee Director Stock Option Plan	For	For			Mgmt
	4	Label Genetically Modified Ingredients	Against	Against			ShrHoldr

08/24/06 - A	Medtronic, Inc. *MDT*		585055106		06/26/06		28,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Richard H. Anderson --- For
	1.2	Elect Director Michael R. Bonsignore --- For
	1.3	Elect Director Robert C. Pozen --- For
	1.4	Elect Director Gordon M. Sprenger --- Withhold
Shareholders are recommended to WITHHOLD votes from Gordon M. Sprenger for standing as an affiliated outsider on the Compensation Committee.
	2	Ratify Auditors	For	For			Mgmt
	3	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr
Support for this proposal, coupled with continued debate on election reforms, will allow the director election system to evolve to the next level. Shareholders are recommended to vote for this item.

09/18/06 - A	Nike, Inc. *NKE*		654106103		07/25/06		6,800
	1	Elect Directors	For	For			Mgmt
	2	Report on Charitable Contributions	Against	Against			ShrHoldr
	3	Ratify Auditors	For	For			Mgmt

ITEM 1- EXHIBIT A
Vote Summary Report
Oct 01, 2006 - Dec 31, 2006

The North Country Funds: North Country Equity Growth Fund Investment Company Act Number: 811-10123

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

11/14/06 - A	Automatic Data Processing, Inc. *ADP*		053015103		09/15/06		30,000
	1	Elect Directors	For	For			Mgmt
	2	Approve Executive Incentive Bonus Plan	For	For			Mgmt
	3	Ratify Auditors	For	For			Mgmt

11/15/06 - A	Cisco Systems, Inc. *CSCO*		17275R102		09/18/06		84,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Performance-Based and/or Time-Based Equity Awards	Against	For			ShrHoldr

Given that: (1) the company's long-term equity compensation program for senior executives is not performance-based according to the guidelines and; (2) this proposal is not overly restrictive; we believe this item warrants shareholder support.

	4	Report on Pay Disparity	Against	Against			ShrHoldr
	5	Report on Internet Fragmentation	Against	For			ShrHoldr

Therefore, while we commend Cisco for its broad approach to international human rights issues, we believe that including additional information in its existing public documents on policies and practices related to doing business with governments that restrict certain human rights could be beneficial to shareholders without significant expense or burden on the company. As such, we recommend shareholder support for this resolution.

11/14/06 - A	Microsoft Corp. *MSFT*		594918104		09/08/06		61,000
	1	Elect Director William H. Gates, III	For	For			Mgmt
	2	Elect Director Steven A. Ballmer	For	For			Mgmt
	3	Elect Director James I. Cash, Jr., Ph.D.	For	For			Mgmt
	4	Elect Director Dina Dublon	For	For			Mgmt
	5	Elect Director Raymond V. Gilmartin	For	For			Mgmt
	6	Elect Director David F. Marquardt	For	For			Mgmt
	7	Elect Director Charles H. Noski	For	For			Mgmt
	8	Elect Director Helmut Panke	For	For			Mgmt
	9	Elect Director Jon A. Shirley	For	For			Mgmt
	10	Ratify Auditors	For	For			Mgmt
	11	Cease Product Sales that Can Be Used to Violate Human Rights	Against	Against			ShrHoldr
	12	Amend EEO Statement to Not Reference Sexual Orientation	Against	Against			ShrHoldr
	13	Establish Shareholder Advisory Committee	Against	Against			ShrHoldr

10/05/06 - S	Teva Pharmaceutical Industries		881624209		08/29/06		48,000
Meeting for Holders of ADRs
1

TO APPROVE THE REMUNERATION OF MR. ELI HURVITZ IN HIS CAPACITY AS CHAIRMAN OF THE BOARD OF TEVA, IN AN AMOUNT OF THE NIS EQUIVALENT OF $300,000 PER ANNUM PLUS VAT, TO BE ADJUSTED BY THE INCREASE OF THE ISRAELI CONSUMER PRICE INDEX, TOGETHER WITH AN OFFIC

			For	For			Mgmt
2

TO APPROVE THE REMUNERATION OF DR. PHILLIP FROST IN HIS CAPACITY AS VICE CHAIRMAN OF THE BOARD OF TEVA AND CHAIRMAN OF THE BOARD S SCIENCE AND TECHNOLOGY COMMITTEE, IN AN AMOUNT OF THE NIS EQUIVALENT OF $275,000 PER ANNUM PLUS VAT, TO BE ADJUSTED BY THE

			For	For			Mgmt

10/10/06 - A	The Procter & Gamble Company *PG*		742718109		08/11/06		26,500
	1	Elect Directors	For	For			Mgmt
	2	Approve Decrease in Size of Board	For	For			Mgmt
	3	Ratify Auditors	For	For			Mgmt
	4	Amend Omnibus Stock Plan	For	For			Mgmt
	5	Put Repricing of Stock Options to Shareholder Vote	Against	Against			ShrHoldr

ITEM 1 - EXHIBIT A
Vote Summary Report
Jan 01, 2007 - Mar 31, 2007

The North Country Funds: North Country Equity Growth Fund Investment Company File Number: 811-10123

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

02/07/07 - A	ACCENTURE LTD BERMUDA *ACN*		G1150G111		12/11/06		44,000
Meeting for ADR Holders
	1	APPOINTMENT OF THE FOLLOWING NOMINEE TO THE BOARD OF DIRECTORS: NOBUYUKI IDEI.	For	For			Mgmt
	2	APPOINTMENT OF THE FOLLOWING NOMINEE TO THE BOARD OF DIRECTORS: MARJORIE MAGNER.	For	For			Mgmt
	3	APPOINTMENT OF THE FOLLOWING NOMINEE TO THE BOARD OF DIRECTORS: DENNIS F. HIGHTOWER.	For	For			Mgmt
	4	APPOINTMENT OF THE FOLLOWING NOMINEE TO THE BOARD OF DIRECTORS: WILLIAM L. KIMSEY.	For	For			Mgmt
	5	APPOINTMENT OF THE FOLLOWING NOMINEE TO THE BOARD OF DIRECTORS: ROBERT I. LIPP.	For	For			Mgmt
	6	APPOINTMENT OF THE FOLLOWING NOMINEE TO THE BOARD OF DIRECTORS: WULF VON SCHIMMELMANN.	For	Against			Mgmt
Shareholders are recommended to WITHHOLD votes from director nominee Wulf Von Schimmelman for sitting on more than three boards
	7	Ratify Auditors	For	For			Mgmt

01/30/07 - A	BJ Services Company *BJS*		055482103		12/08/06		50,000
	1	Elect Directors	For	For			Mgmt

01/31/07 - A	Costco Wholesale Corporation *COST*		22160K105		11/27/06		17,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

03/14/07 - A	Hewlett-Packard Co. *HPQ*		428236103		01/16/07		30,000
	1	Elect Director L.T. Babbio, Jr.	For	For			Mgmt
	2	Elect Director S.M. Baldauf	For	For			Mgmt
	3	Elect Director R.A. Hackborn	For	For			Mgmt
	4	Elect Director J.H. Hammergren	For	For			Mgmt
	5	Elect Director M.V. Hurd	For	For			Mgmt
	6	Elect Director R.L. Ryan	For	For			Mgmt
	7	Elect Director L.S. Salhany	For	For			Mgmt
	8	Elect Director G.K.Thompson	For	For			Mgmt
	9	Ratify Auditors	For	For			Mgmt
	10	Require Director Nominee Qualifications	Against	For			ShrHoldr

This proposal affords shareholders an opportunity to effect reforms on the nomination process. Based on the fundamental need for a more effective and meaningful director election process and given the adequate provisions of this proposal, a vote FOR this resolution is warranted.

	11	Separate Chairman and CEO Positions	Against	Against			ShrHoldr
	12	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	Against	For			ShrHoldr
H-P's policy does not substantially address the issues raised by the shareholder proposal. Thus, a vote FOR this item is recommended.
	13	Performance-Based Equity Awards	Against	For			ShrHoldr

Given that: (1) the company's long-term equity compensation program for senior executives is not performance-based according to ISS' guidelines and; (2) this proposal is not overly restrictive; shareholders are advised to vote FOR this proposal.

03/06/07 - A	Novartis AG		66987V109		01/19/07		25,000
Meeting for ADR Holders
	1	APPROVAL OF THE ANNUAL REPORT, THE FINANCIAL STATEMENTS OF NOVARTIS AG AND THE GROUP CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR 2006.	For	For			Mgmt
	2	APPROVAL OF THE ACTIVITIES OF THE BOARD OF DIRECTORS	For	For			Mgmt
	3	APPROPRIATION OF AVAILABLE EARNINGS OF NOVARTIS AG AS PER BALANCE SHEET AND DECLARATION OF DIVIDEND	For	For			Mgmt
	4	ELECTION TO THE BOARD OF DIRECTORS: RE-ELECTION OF HANS-JOERG RUDLOFF FOR A THREE-YEAR TERM	For	For			Mgmt
	5	ELECTION TO THE BOARD OF DIRECTORS: RE-ELECTION OF DR. DANIEL VASELLA FOR A THREE-YEAR TERM	For	For			Mgmt
	6	ELECTION TO THE BOARD OF DIRECTORS: ELECTION OF NEW MEMBER MARJORIE M. YANG FOR A TERM OF OFFICE BEGINNING ON 1 JANUARY 2008 AND ENDING ON THE DAY OF THE AGM IN 2010	For	For			Mgmt
	7	Ratify Auditors	For	For			Mgmt
8

VOTES REGARDING ADDITIONAL AND/OR COUNTER-PROPOSALS AT THE AGM OF NOVARTIS AG IF YOU GIVE NO INSTRUCTIONS ON AGENDA ITEM 6, YOUR VOTES WILL BE CAST IN ACCORDANCE WITH THE PROPOSALS OF THE BOARD OF DIRECTORS. MARKING THE BOX FOR IS A VOTE FOR THE PROPOS

			For	Against			Mgmt

03/13/07 - A	QUALCOMM Inc. *QCOM*		747525103		01/12/07		28,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

02/13/07 - A	Rockwell Collins, Inc. *COL*		774341101		12/15/06		27,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

03/08/07 - A	The Walt Disney Company *DIS*		254687106		01/08/07		14,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Omnibus Stock Plan	For	For			Mgmt
	4	Amend Executive Incentive Bonus Plan	For	For			Mgmt
	5	Company-Specific--Governance-Related - No Greenmail payments	Against	Against			ShrHoldr
	6	Approve/Amend Terms of Existing Poison Pill	Against	For			ShrHoldr

01/10/07 - A	Walgreen Co. *WAG*		931422109		11/13/06		33,500
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Omnibus Stock Plan	For	For			Mgmt

03/05/07 - A	Whole Foods Market, Inc. *WFMI*		966837106		01/08/07		15,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt
	4	Approve Qualified Employee Stock Purchase Plan	For	For			Mgmt
	5	Report on Energy Efficiency	Against	Against			ShrHoldr
	6	Separate Chairman and CEO Positions	Against	Against			ShrHoldr

Vote Summary Report
Apr 01, 2007 - Jun 30, 2007

Glens Falls

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

05/08/07 - A	3M CO *MMM*		88579Y101		03/09/07		12,609
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Reduce Supermajority Vote Requirement	For	For			Mgmt
ISS supports any reduction of a company;s voting requirements, even if the change is simply a lower supermajority.
	4	Rescind Fair Price Provision	For	For			Mgmt

Given the similar protection provided by Delaware General Corporation Law, we believe that the elimination of the fair price provision does not significantly reduce the company's ability to discourage two-tiered tender offers. Rescinding the fair price provision would provide the company with flexibility in pursuing strategic transactions without compromising the company's ability to protect itself from potential hostile takeovers.

	5	Approve Executive Incentive Bonus Plan	For	For			Mgmt

ISS has concerns with an individual award limit expressed as a percentage of a financial line item as it can produce astronomical payouts.         Given the tax advantages that the 162(m) plan provides we recommend support for this proposal. However, ISS will monitor the performance bonus payouts provided to named executive officers and may recommend a vote to WITHHOLD from the compensation committee members if the company does reach the individual award limit without providing sufficient and complete disclosure in the proxy statement.

	6	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	7	Pay For Superior Performance	Against	For			ShrHoldr

In this case, ISS notes that the company;s annual compensation program for named executives does not provide adequate disclosure concerning the specific target payments for the disclosed financial metric, nor is it clear how payouts are determined with respect to target performance. Further, the long-term compensation program is largely time-based. Accordingly, ISS believes that the company has not sufficiently established a pay-for-superior-performance standard in its executive compensation programs. As such, ISS believes that shareholder support for this proposal is warranted.

04/27/07 - A	Abbott Laboratories *ABT*		002824100		02/28/07		42,161
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director R.S. Austin --- For

We recommend a vote FOR the directors with the exception of independent outsider Samuel C. Scott III. We recommend that shareholders WITHHOLD votes from independent outsider Samuel C. Scott III for sitting on more than three boards and serving as CEO.

	1.2	Elect Director W.M. Daley --- For
	1.3	Elect Director W.J. Farrell --- For
	1.4	Elect Director H.L. Fuller --- For
	1.5	Elect Director R.A. Gonzalez --- For
	1.6	Elect Director D.A.L. Owen --- For
	1.7	Elect Director B. Powell Jr. --- For
	1.8	Elect Director W.A. Reynolds --- For
	1.9	Elect Director R.S. Roberts --- For
	1.10	Elect Director S.C. Scott III --- Withhold
	1.11	Elect Director W.D. Smithburg --- For
	1.12	Elect Director G.F. Tilton --- For
	1.13	Elect Director M.D. White --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

Conclusion        ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	4	Separate Chairman and CEO Positions	Against	Against			ShrHoldr

Conclusion        In this case, the company meets all of the criteria in the counterbalancing structure described above. We believe that the company;s governance structure provides a satisfactory balance to a unified chairman and CEO position. Accordingly, the proposal does not warrant shareholder support.

05/07/07 - A	AFLAC Incorporated *AFL*		001055102		02/28/07		4,100
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

04/20/07 - A	Alcoa Inc. *AA*		013817101		01/23/07		9,751
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Alain J.P. Belda --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Carlos Ghosn --- For
	1.3	Elect Director Henry B. Schacht --- For
	1.4	Elect Director Franklin A. Thomas --- For
	2	Ratify Auditor	For	For			Mgmt

05/15/07 - A	ALLTEL Corp. *AT*		020039103		04/11/07		4,325
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

04/26/07 - A	Altria Group, Inc. *MO*		02209S103		03/05/07		22,189
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Provide for Cumulative Voting	Against	For			ShrHoldr

In this case, the company fails to meet certain of the aforementioned corporate governance criteria. Specifically, shareholders may not call special meetings and may not act by written consent. Accordingly, the proposal warrants shareholder support.

	4	Disclose Information on Secondhand Smoke	Against	Against			ShrHoldr

Considering the level of discussion on SHS that the company provides on its website and through other public venues, including specific information on health risks to children with exposure to SHS and language advocating increased regulation on labeling and smoking in public places; as well as concerns over the structure of this resolution, ISS does not recommend shareholder support.

	5	Cease Add Campaigns Oriented to Prevent Youth Smoking	Against	Against			ShrHoldr

Although we believe that Altria should be taking steps to explore avenues to improve the effectiveness of its youth anti-smoking advertising campaign, ISS is particularly concerned by the scope and nature of the proponent;s requests. We do not think that it is either practical or in the best interest of the company to halt all advertisements within one week of the 2007 annual meeting. Such a response may not allow the company to develop a strategic solution to these concerns by further reviewing the effectiveness of its youth advertising campaigns. Furthermore, ISS questions the benefit to shareholders of annually transferring funds from company YSP ads to advertising campaigns which are purported to have been more effective, absent a coherent and effective process and/or methodology for the evaluation of these outside campaigns. As such, we believe that shareholders should not support this request.

	6	Cease Production, Promotion, and Marketing of Tobacco Products	Against	Against			ShrHoldr

ISS notes the company;s new strategic direction is likely to represent a portfolio-mix well in excess of its current 73 percent tobacco holdings, following its divestment from Kraft, As such, requesting a full divestment by 2010 from its tobacco may be unfeasible from an operational perspective. ISS believes that requesting the company to fully change its primary line business, when balanced against the company;s historical financial performance would significantly disrupt strategic operations, weaken market penetration and represent the abandonment of established brand recognition. Ultimately, it is our opinion that this request would benefit neither the company nor its shareholders. Based on these facts, ISS does not believe this proposal warrants shareholder support.

	7	Adopt Animal Welfare Policy	Against	Against			ShrHoldr

In this case, ISS notes that Altria has committed to compliance with applicable guidelines on animal welfare, and that the company;s position does not appear inconsistent with industry standards. Moreover, the company has received accreditation from the Association for Assessment and Accreditation of Laboratory Animal Care (AAALAC) for the testing conducted by its laboratories. Finally, establishing new policies on animal welfare, monitoring the compliance of external animal testing facilities, and reporting this information to shareholders may not provide benefits to shareholders commensurate with cost and burden of complying with this request. As such, we do not recommend shareholder support for the resolution.

04/24/07 - A	American Electric Power Co. *AEP*		025537101		03/06/07		760
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director E.R. Brooks --- For

It appears that crediting additional pension years is a prevalent practice at this company but the company has not disclosed the rationale and policy for such poor practice. At this time, ISS will monitor the actions of the compensation committee members and may recommend withholds in the future.

	1.2	Elect Director Donald M. Carlton --- For
	1.3	Elect Director Ralph D. Crosby, Jr. --- For
	1.4	Elect Director John P. DesBarres --- For
	1.5	Elect Director Robert W. Fri --- For
	1.6	Elect Director Linda A. Goodspeed --- For
	1.7	Elect Director William R. Howell --- For
	1.8	Elect Director Lester A. Hudson, Jr. --- For
	1.9	Elect Director Michael G. Morris --- For
	1.10	Elect Director Lionel L. Nowell III --- For
	1.11	Elect Director Richard L. Sandor --- For
	1.12	Elect Director Donald G. Smith --- For
	1.13	Elect Director Kathryn D. Sullivan --- For
	2	Amend Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	3	Ratify Auditors	For	For			Mgmt

04/23/07 - A	American Express Co. *AXP*		025816109		02/28/07		48,865
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 10 percent is equal to or less than the allowable cap for this company of 10 percent. Additionally, this plan expressly forbids repricing.

	4	Provide for Cumulative Voting	Against	For			ShrHoldr

In this case, the company fails to meet all of the aforementioned corporate governance and performance criteria. Specifically, shareholders do not have the ability to call special meetings or act by written consent with 90 days' notice. Accordingly, the proposal warrants shareholder support.

05/16/07 - A	American International Group, Inc. *AIG*		026874107		03/23/07		14,824
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 4 percent is equal to or less than the allowable cap for this company of 5 percent. Additionally, this plan expressly forbids repricing.

	4	Performance-Based and/or Time-Based Equity Awards	Against	For			ShrHoldr

Given that: 1) the company's long-term equity compensation program for senior executives is not significantly performance-based according to ISS' guidelines; and 2) this proposal is not overly restrictive; we believe this item warrants shareholder support.

04/25/07 - A	Ameriprise Financial, Inc. *AMP*		03076C106		02/28/07		100
	1	Elect Director James M. Cracchiolo	For	For			Mgmt
	2	Elect Director Warren D. Knowlton	For	For			Mgmt
	3	Elect Director H. Jay Sarles	For	For			Mgmt
	4	Elect Director Robert F. Sharpe, Jr.	For	For			Mgmt
	5	Amend Omnibus Stock Plan	For	For			Mgmt

The proposed amendments do not affect shareholder value transfer in a negative manner. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation, pursuant to Section 162(m) under the Internal Revenue Code for performance-based compensation. Shareholder support for this proposal is warranted.

	6	Ratify Auditors	For	For			Mgmt

05/09/07 - A	Amgen, Inc. *AMGN*		031162100		03/12/07		28,243
	1	Elect Director Frank J. Biondi, Jr.	For	For			Mgmt
	2	Elect Director Jerry D. Choate	For	For			Mgmt
	3	Elect Director Frank C. Herringer	For	For			Mgmt
	4	Elect Director Gilbert S. Omenn	For	For			Mgmt
	5	Ratify Auditors	For	For			Mgmt
	6	Declassify the Board of Directors	For	For			Mgmt

The ability to elect directors is the single most important use of the shareholder franchise. ISS believes that all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders; interests.

	7	Declassify the Board of Directors	For	For			Mgmt

The ability to elect directors is the single most important use of the shareholder franchise. ISS believes that all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders; interests.

	8	Develop an Animal Welfare Policy	Against	Against			ShrHoldr

ISS notes that Amgen has committed to compliance with applicable guidelines on animal welfare, and that the company;s position does not appear inconsistent with industry standards. Moreover, the company has received accreditation from the AAALAC for the testing conducted by its laboratories. Finally, establishing new policies on animal welfare, monitoring the compliance of external animal testing facilities, and reporting this information to shareholders may not provide benefits to shareholders commensurate with cost and burden of complying with this request. As such, we do not recommend shareholder support for the resolution.

	9	Prepare a Sustainability Report	Against	Against			ShrHoldr

ISS encourages Amgen to increase its level of transparency related to certain social and environmental management strategies and performance metrics. By continuing to expand on its existing sustainability-related information, management may gain a better understanding of how these issues affect the company;s strategic position. That said, we believe that Amgen;s existing disclosure provides sufficient insight for shareholders into its policies and practices and demonstrates a commitment to addressing numerous issues related to creating and maintaining sustainable operations. As such, we do not believe this proposal warrants shareholder support.

04/25/07 - A	Anheuser-Busch Companies, Inc. *BUD*		035229103		02/28/07		25,269
	1	Elect Directors	For	For			Mgmt
	2	Approve Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 5 percent is equal to or less than the allowable cap for this company of 6 percent. Additionally, this plan expressly forbids repricing.

	3	Approve Nonqualified Employee Stock Purchase Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The plan has a employer match rate in the range of 10 to 50 percent of all shares purchased by participant. If the employer match were greater than 25 percent of employ's contribution, the non-qualified employee stock purchase plan acts more like an incentive award. Hence the shareholder value transfer becomes one of concerns.        The estimated shareholder value transfer of the company's plans of 3 percent is equal to or less than the allowable cap for this company of 6 percent.

	4	Ratify Auditors	For	For			Mgmt
	5	Report on Charitable Contributions	Against	Against			ShrHoldr

05/02/07 - A	Apache Corp. *APA*		037411105		03/13/07		2,276
	1	Elect Director Eugene C. Fiedorek	For	For			Mgmt

We recommend a vote FOR the directors with the exception of Patricia Albjerg Graham. We recommend that shareholders vote AGAINST votes from Patricia Albjerg Graham for standing as an affiliated outsider on the Nominating Committee.

	2	Elect Director Patricia Albjerg Graham	For	Against			Mgmt
	3	Elect Director F. H. Merelli	For	For			Mgmt
	4	Elect Director Raymond Plank	For	For			Mgmt
	5	Approve Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 5 percent is equal to the allowable cap for this company of 5 percent. Additionally, this plan expressly forbids repricing.

	6	Company-Specific --Reimbursement of Proxy Expenses	Against	Against			ShrHoldr

While we are supportive of the spirit of this proposal, it fails to address the issue of reimbursement proportionate to success and reasonableness of amount that is not overly burdensome to shareholders. As such, we do not believe that this item warrants shareholder support.

05/10/07 - A	Apple, Inc. *AAPL*		037833100		03/20/07		12,225
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director William V. Campbell --- Withhold

In 2003, ISS recommended withholds from almost all members of the board, including Steve Jobs for conducting an option exchange program without prior shareholder approval. Once again, Apple is displaying a pattern of poor pay practice and disregard for shareholders; input on compensation issues at the company. The Apple board's handling of the entire options imbroglio does not inspire investor confidence. The window into current and past compensation practices at the company provided by the board is best described as opaque. Instead of candor, the directors have parsed their words with such deliberation that they have at times tortured the English language. Handcuffed by its own spin, the board has taken insufficient steps to assure investors that insiders will not profit from the favorable timing of equity grants. Such behavior sets an unacceptably low bar for corporate conduct at Apple. In this age of heightened corporate scrutiny, it is critical that the board sets the tone. Unfortunately, the Apple board with respect to these grant timing issues has proven to be tone-deaf at the top. Strong financial performance does not excuse such shortcomings in oversight. CEO Steve Jobs has been instrumental in creating significant shareholder value; however, a cult-like devotion to any CEO can be a huge downside risk to shareholders. The entire board, including Steve Jobs, needs to ensure that even superstar CEOs do not rule the empire. At this time, ISS recommends withholding from all members of the past and present compensation committee (Millard S. Drexler, William V. Campbell, Albert Gore Jr. and Arthur Levinson) and the special committee (Jerome B. York, Albert Gore Jr., and Eric E. Schmidt). As for Steve Jobs, ISS will continue to monitor the situation as it unfolds and update our vote recommendation, if necessary. We note that the company has a plurality vote standard for the election of directors. Therefore, the withhold vote would serve as a strong signal to the board but would not cause removal of the directors.

	1.2	Elect Director Millard S. Drexler --- Withhold
	1.3	Elect Director Albert A. Gore, Jr. --- Withhold
	1.4	Elect Director Steven P. Jobs --- For
	1.5	Elect Director Arthur D. Levinson, Ph.D. --- Withhold
	1.6	Elect Director Eric E. Schmidt, Ph.D. --- Withhold
	1.7	Elect Director Jerome B. York --- Withhold
	2	Amend Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 8 percent is equal to or less than the allowable cap for this company of 10 percent. Additionally, this plan expressly forbids repricing.

	3	Amend Qualified Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Amend Non-Employee Director Stock Option Plan	For	For			Mgmt

                                                    VII. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 7 percent is equal to or less than the allowable cap for this company of 10 percent. Additionally, this plan expressly forbids repricing.

	5	Ratify Auditors	For	For			Mgmt
	6	Compensation Specific--Option Dating Policy	Against	For			ShrHoldr

ISS notes that many companies, including those that have not been alleged with options backdating, have adopted and disclosed fixed equity grant schedule with respect to annual equity grants as well as new hire grants. Other companies publicly disclose that they have adopted window period policy on equity grants and do not coordinate the issuance of equity compensation in coordination with the release of material non-public information. ISS supports this proposal in light of the company's past misdating of options and the lack of disclosure of its current option grant practices.

	7	Pay For Superior Performance	Against	For			ShrHoldr

In this case, the company;s annual and long-term compensation programs for senior executives are not substantially performance-based under current ISS guidelines. Further, the company does not disclose specific hurdles rates for its annual incentive program to senior executives, which denies shareholder the ability to monitor the correlation between executive pay and performance. Accordingly, ISS believes shareholders should support this proposal.

	8	Report on Feasibility of Adopting a Toxic Chemical Elimination Policy	Against	Against			ShrHoldr

Therefore, based on our concern with the structure of this resolution, as well as the management;s policies and commitments to actively assess and manage its toxic chemical related risks, and the existing level of disclosure related to its toxic chemical policies and initiatives, ISS recommends that shareholders oppose this resolution.

	9	Stock Retention/Holding Period	Against	For			ShrHoldr
ISS supports this shareholder proposal as the company has not adopted any executive stock ownership guidelines or retention guidelines.
	10	Report on Computer Recycling Policy	Against	Against			ShrHoldr

ISS agrees with the proponent that the company should continuously evaluate its recycling programs, including publicly stated recovery goals, to ensure that its policies do not appear to lag behind industry standards. In this case, we note that the company does not appear to disclose product take back goals and its recycling programs may not be in all cases be as flexible relative to industry peers. That said, we note that the company has taken significant strides in the last year to upgrade its recycling initiatives by offering free recycling and shipping of any old computer to purchasers of new Apple Macintosh® computers or flat-panel displays. Further, ISS notes that the company offers substantial country-specific information to assist customers in the recycling of its products. Regarding its environmental management systems, Apple provides significant publicly available information discussing the company;s environmental policies and commitments to minimize waste and toxic chemicals over the course of its products; life cycle. While we agree that this disclosure does not address each issue recommended by the proponent;s resolution, it does provide shareholders with substantial insight into the company;s environmental and recycling policies, and it demonstrates an active commitment on the part of the company to continue to improve its existing environmental, product life cycle, and recycling-specific initiatives. Additionally, the company has not been the subject of recent fines or litigation related to this issue suggesting that the company has systematic problems with its environmental management systems. As such, we do not believe this proposal warrants shareholder support.

	11	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

05/24/07 - A	Aqua America, Inc. *WTR*		03836W103		04/02/07		2,198
	1	Elect Directors	For	For			Mgmt

04/26/07 - A	Arch Coal, Inc. *ACI*		039380100		03/01/07		1,000
	1	Elect Directors	For	For			Mgmt

04/25/07 - A	Arrow Financial Corp. *AROW*		042744102		03/02/07		942,407
	1	Elect Directors	For				Mgmt
	2	Ratify Auditors	For				Mgmt

04/27/07 - A	AT&T Inc *T*		00206R102		02/28/07		60,046
	1	Elect Director William F. Aldinger III	For	For			Mgmt
At this time, ISS will monitor the company;s executive pay practices and may recommend withholding from compensation committees in the future.
	2	Elect Director Gilbert F. Amelio	For	For			Mgmt
	3	Elect Director Reuben V. Anderson	For	For			Mgmt
	4	Elect Director James H. Blanchard	For	For			Mgmt
	5	Elect Director August A. Busch III	For	For			Mgmt
	6	Elect Director James P. Kelly	For	For			Mgmt
	7	Elect Director Charles F. Knight	For	For			Mgmt
	8	Elect Director Jon C. Madonna	For	For			Mgmt
	9	Elect Director Lynn M. Martin	For	For			Mgmt
	10	Elect Director John B. McCoy	For	For			Mgmt
	11	Elect Director Mary S. Metz	For	For			Mgmt
	12	Elect Director Toni Rembe	For	For			Mgmt
	13	Elect Director Joyce M. Roche	For	For			Mgmt
	14	Elect Director Randall L. Stephenson	For	For			Mgmt
	15	Elect Director Laura D' Andrea Tyson	For	For			Mgmt
	16	Elect Director Patricia P. Upton	For	For			Mgmt
	17	Elect Director Edward E. Whitacre, Jr.	For	For			Mgmt
	18	Ratify Auditors	For	For			Mgmt
	19	Compensation Specific-Severance Payments to Executives	For	For			Mgmt
ISS commends the company for adopting such a policy, and recommends that shareholder vote FOR this proposal.
	20	Report on Political Contributions	Against	Against			ShrHoldr

Based on existing disclosure that AT&T provides regarding its rationale, policies, and oversight mechanisms for corporate political contributions and trade association activities, and a lack of recent, significant controversy or litigation related to such public policy activities, ISS does not recommend shareholder support for this resolution.

	21	Amend Articles/Bylaws/Charter - Call Special Meetings	Against	For			ShrHoldr

The proposal seeks to provide shareholders with the right to call special meetings which we believe is in the best interests of shareholders. We note that the proposal limits the right to call a special meeting to holders of at least 10 to 25 percent of the outstanding shares.

	22	Pay For Superior Performance	Against	For			ShrHoldr
	23	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

Conclusion        ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	24	Establish SERP Policy	Against	For			ShrHoldr

The company's plan uses the average base salary and bonus for calculation of the retirement benefits, which can have the effect of converting short-term incentives into guaranteed future benefits and creating a substantial lifetime cost to the company and its shareholders. ISS recommends shareholders vote FOR this proposal.

05/03/07 - A	Avon Products, Inc. *AVP*		054303102		03/15/07		400
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Articles/Bylaws/Charter-Adopt Majority Voting	For	For			Mgmt

In this case, the proposal to adopt majority voting standard in the election of directors is contingent upon eliminating the provision that provides for cumulative voting from the company's certificate of incorporation. We believe that the benefits of adopting majority voting standards in the election of directors outweigh the benefits of maintaining cumulative voting. Majority voting in the election of directors would ensure that shareholders' expressions of dissatisfaction with the performance of directors have meaningful consequences and thereby transforming the director election process from a symbolic gesture to a meaningful voice for shareholders. As such, we believe that the proposed amendments to institute a majority vote standard in uncontested director election and eliminate cumulative voting from the company's certificate of incorporation warrant shareholder support.

	4	Pay For Superior Performance	Against	For			ShrHoldr

While we recognize that a significant portion of Avon's annual and long-term programs for senior executives executive is contingent upon achievement of pre-established financial criteria, Avon fails to disclose specific hurdle rates for the performance goals, which denies shareholder the ability to monitor the correlation between executive pay and performance. Accordingly, ISS believes that this proposal merits shareholder support.

04/26/07 - A	Baker Hughes Incorporated *BHI*		057224107		03/01/07		6,075
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Reduce Supermajority Vote Requirement	For	For			Mgmt

ISS supports any reduction of a company;s voting requirements, even if the change is simply a lower supermajority. We applaud management for submitting this proposal at this year's and addressing the request of the previous shareholder proposal.

05/03/07 - A	Ballston Spa Bancorp Inc.		058701103		03/23/07		500
	1	Elect Directors	For				Mgmt

04/25/07 - A	Bank of America Corp. *BAC*		060505104		03/02/07		46,207
	1	Elect Director William Barnet, III	For	For			Mgmt
We recommend a vote FOR the directors.
	2	Elect Director Frank P. Bramble, Sr.	For	For			Mgmt
	3	Elect Director John T. Collins	For	For			Mgmt
	4	Elect Director Gary L. Countryman	For	For			Mgmt
	5	Elect Director Tommy R. Franks	For	For			Mgmt
	6	Elect Director Charles K. Gifford	For	For			Mgmt
	7	Elect Director W. Steven Jones	For	For			Mgmt
	8	Elect Director Kenneth D. Lewis	For	For			Mgmt
	9	Elect Director Monica C. Lozano	For	For			Mgmt
	10	Elect Director Walter E. Massey	For	For			Mgmt
	11	Elect Director Thomas J. May	For	For			Mgmt
	12	Elect Director Patricia E. Mitchell	For	For			Mgmt
	13	Elect Director Thomas M. Ryan	For	For			Mgmt
	14	Elect Director O. Temple Sloan, Jr.	For	For			Mgmt
	15	Elect Director Meredith R. Spangler	For	For			Mgmt
	16	Elect Director Robert L. Tillman	For	For			Mgmt
	17	Elect Director Jackie M. Ward	For	For			Mgmt
	18	Ratify Auditors	For	For			Mgmt
	19	Prohibit Executive Stock-Based Awards	Against	Against			ShrHoldr

According to ISS policy, stock option plans should explicitly prohibit repricing underwater options without shareholder consent. We do, however, believe that issuers should have some latitude in determining the mix of award types granted to executives and employees. The company currently uses a mix of award types including options, restricted stock, and restricted stock units in its compensation of senior executives. Prohibiting the award of any future stock options to anyone can constitute micromanagement and put the company at a competitive disadvantage. Because this proposal is overly restrictive, we do not believe this item warrants shareholder support.

	20	Change Size of Board of Directors	Against	Against			ShrHoldr

ISS believes that the company should have the ability to determine the number of directors within a reasonable range. ISS feels that this decrease in board size is arbitrary. Further, ISS agrees with management that the proponent has not proven that imposing arbitrary restraint on the company would have additional cost benefits to the company. Accordingly, the proposal does not warrant shareholder support.

	21	Separate Chairman and CEO Positions	Against	Against			ShrHoldr

In this case, Bank of America has more than 2/3 independent outsiders on its board, all-independent key committees, and established corporate governance guidelines. Additionally, we note that the board amended the corporate governance guidelines in April 2006 to provide for an independent lead director, who performs all the duties listed above. At the time, O. Temple Sloan, Jr. was elected by the independent directors to serve as lead director for a one-year term        With regard to the company's total shareholder return performance, Bank of America outperformed the S&P 500 index on both a one-year and three-year TSR basis.        In this case, Bank of America meets all of the governance and performance criteria in the counterbalancing structure described above. We believe that the company;s governance structure provides a satisfactory balance to a unified chairman and CEO position. Accordingly, the proposal does not warrant shareholder support.

05/02/07 - A/S	Barrick Gold Corp. *ABX*		067901108		03/14/07		500
Meeting for Common and Exchangeable Shareholders
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director H. L. Beck --- For
.
	1.2	Elect Director C. W. D. Birchall --- For
	1.3	Elect Director D. J. Carty --- For
	1.4	Elect Director G. Cisneros --- For
	1.5	Elect Director M. A. Cohen --- For
	1.6	Elect Director P. A. Crossgrove --- For
	1.7	Elect Director J. W. Crow --- For
	1.8	Elect Director R. M. Franklin --- For
	1.9	Elect Director P. C. Godsoe --- For
	1.10	Elect Director J. B. Harvey --- For
	1.11	Elect Director B. Mulroney --- For
	1.12	Elect Director A. Munk --- For
	1.13	Elect Director P. Munk --- For
	1.14	Elect Director S. J. Shapiro --- For
	1.15	Elect Director G. C. Wilkins --- For
	2	Approve PricewaterhouseCoopers LLP as Auditors and Authorize Board to Fix Remuneration of Auditors	For	For			Mgmt
	3	Amend Stock Option Plan	For	For			Mgmt

05/01/07 - A	Baxter International Inc. *BAX*		071813109		03/02/07		18,363
	1	Elect Director Blake E. Devitt	For	For			Mgmt
	2	Elect Director John D. Forsyth	For	For			Mgmt
	3	Elect Director Gail D. Fosler	For	For			Mgmt
	4	Elect Director Carole J. Shapazian	For	For			Mgmt
	5	Ratify Auditors	For	For			Mgmt
	6	Approve Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 7 percent is equal to the allowable cap for this company of 7 percent. Additionally, this plan expressly forbids repricing.

05/16/07 - A	Bell Aliant Regional Communications Income Fund *BA.U*		07786J202		03/30/07		290
Meeting for Unitholders and Special Voting Unitholders
	1	Elect Directors	For	For			Mgmt
	2	Ratify Deloitte & Touche LLP as Auditors	For	For			Mgmt

06/27/07 - A	Best Buy Co., Inc. *BBY*		086516101		04/30/07		7,461
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 8 percent is equal to the allowable cap for this company of 8 percent. Additionally, this plan expressly forbids repricing.

05/31/07 - A	Big Lots Inc. *BIG*		089302103		04/02/07		100
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/08/07 - A	Boston Scientific Corp. *BSX*		101137107		03/09/07		265
	1	Elect Directors	For	For			Mgmt
	2	Declassify the Board of Directors	For	For			Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders; interests.
	3	Approve Increase in Size of Board	For	For			Mgmt
	4	Approve Repricing of Options	For	For			Mgmt

ISS analyzes management repricing proposals on a case-by-case basis. ISS considers the following factors: (1) historic trading pattern - the stock price should not be so volatile that exchanged options are likely to be back in the money over the near term; (2) rationale - was the stock price decline beyond management's control; (3) is the exchange value-for-value; (4) vesting of replacement awards - what are the vesting terms of the replacement awards; (5) participation - executive officers and directors must be excluded; (6) treatment of cancelled option shares - will cancelled options shares be available for future issuance under the company's plan(s)?        In this case, the option exchange program represents a value-for-value exchange, the replacement awards are subject to minimum vesting requirements, and executive officers and directors are excluded from participating. However, cancelled options shares that were granted under the 2003 Long-Term Incentive Plan or 2000 Long-Term Incentive Plan will be returned to the plans for future issuance, which increases the cost of the exchange program to shareholders. ISS has measured the total cost of the company's plans on a post-repricing basis, which is 3.89 percent and is less than the company's allowable cap of 7 percent. Therefore, shareholder support of this proposal is warranted.

	5	Stock Retention/Holding Period	Against	For			ShrHoldr

ISS Analysis        ISS views such proposals on a case-by-case approach. We take into account the following factors:        1. Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:         --Rigorous stock ownership guidelines (7x to 10x salary for CEOs with the multiple declining for other executives)        --A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or        --A meaningful retention ratio (at least 50 percent for full tenure)        2. Actual officer stock ownership and the degree to which it meets or exceeds the proponent;s suggested holding period/retention ratio or the company;s own stock ownership or retention requirements.         In this case, Boston Scientific has adopted ownership guidelines for its executives. The CEO;s guideline is set at a multiple of around five times annualized base salary and the other executive officers are required to own shares equal to one to three times such officer;s base salary. We note that the guidelines include a five-year time period allowing executives to earn or purchase shares in order to fully meet targeted levels of ownership commenced at the time of adoption of the guidelines or the date of their appointment as an executive officer, whichever is later.                 ISS recognizes that Boston Scientific has implemented stock ownership guidelines. However, we believe that these guidelines are not rigorous enough and should go beyond the standard 5x salary for CEOs. In addition, the company does not have a retention ratio nor a holding period requirement. As such, we believe this proposal warrants shareholder support.

	6	Ratify Auditors	For	For			Mgmt
	7	Other Business	For	Against			Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/12/07 - A	BP plc		055622104		02/09/07		41,476
Meeting for Holders of ADRs
	1	TO RECEIVE THE DIRECTORS ANNUAL REPORT AND ACCOUNTS	For	For			Mgmt
	2	TO APPROVE THE DIRECTORS REMUNERATION REPORT	For	For			Mgmt
	3	Elect Directors	For	For			Mgmt
	4	Ratify Auditors	For	For			Mgmt
	5	TO GIVE LIMITED AUTHORITY TO MAKE POLITICAL DONATIONS AND INCUR POLITICAL EXPENDITURE	For	For			Mgmt
	6	TO AUTHORIZE THE USE OF ELECTRONIC COMMUNICATIONS	For	For			Mgmt
	7	SPECIAL RESOLUTION: TO GIVE LIMITED AUTHORITY FOR THE PURCHASE OF ITS OWN SHARES BY THE COMPANY	For	For			Mgmt
	8	TO GIVE AUTHORITY TO ALLOT SHARES UP TO A SPECIFIED AMOUNT	For	For			Mgmt
	9	SPECIAL RESOLUTION: TO GIVE AUTHORITY TO ALLOT A LIMITED NUMBER OF SHARES FOR CASH FREE OF PRE-EMPTION RIGHTS	For	For			Mgmt

05/01/07 - A	Bristol-Myers Squibb Co. *BMY*		110122108		03/05/07		9,561
	1	Elect Director Lewis B. Campbell	For	For			Mgmt
	2	Elect Director James M. Cornelius	For	For			Mgmt
	3	Elect Director Louis J. Freeh	For	For			Mgmt
	4	Elect Director Laurie H. Glimcher	For	For			Mgmt
	5	Elect Director Michael Grobstein	For	For			Mgmt
	6	Elect Director Leif Johansson	For	For			Mgmt
	7	Elect Director James D. Robinson III	For	For			Mgmt
	8	Elect Director Vicki L. Sato	For	For			Mgmt
	9	Elect Director R. Sanders Williams	For	For			Mgmt
	10	Ratify Auditors	For	For			Mgmt
	11	Approve Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 6 percent is equal to or less than the allowable cap for this company of 7 percent. Additionally, this plan expressly forbids repricing.

	12	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measure included under the plan is appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	13	Increase Disclosure of Executive Compensation	Against	Against			ShrHoldr

ISS believes that the proponent's argument for additional disclosure is not compelling and the benefits of such disclosures are unclear. In addition, the additional disclosures are not required by the SEC and could provide competitors with sensitive compensation information that could place the company at a potential disadvantage regarding hiring and retaining executive talent.

	14	Claw-back of Payments under Restatements	Against	Against			ShrHoldr

Because the board has adopted a formal policy which clearly communicates its intent that, in the event of unacceptable reasons for restatements, it would seek to recoup the responsible executive's bonus, we feel the board has substantially addressed the proponents request.

	15	Restore or Provide for Cumulative Voting	Against	For			ShrHoldr

In this case, the company fails to meet certain of the aforementioned corporate governance criteria. Specifically, shareholders do not have the right to call special meetings and may not act by written consent. Accordingly, the proposal warrants shareholder support.

04/19/07 - A	Burlington Northern Santa Fe Corp. *BNI*		12189T104		02/28/07		3,050
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Alan L. Boeckmann --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Donald G. Cook --- For
	1.3	Elect Director Vilma S. Martinez --- For
	1.4	Elect Director Marc F. Racicot --- For
	1.5	Elect Director Roy S. Roberts --- For
	1.6	Elect Director Matthew K. Rose --- For
	1.7	Elect Director Marc J. Shapiro --- For
	1.8	Elect Director J.C. Watts, Jr. --- For
	1.9	Elect Director Robert H. West --- For
	1.10	Elect Director J. Steven Whisler --- For
	1.11	Elect Director Edward E. Whitacre, Jr. --- For
	2	Ratify Auditors	For	For			Mgmt

04/16/07 - A	Carnival Corp. *CCL*		143658300		02/16/07		3,667
Meeting for ADR Holders
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	TO AUTHORIZE THE AUDIT COMMITTEE OF CARNIVAL PLC TO AGREE TO THE REMUNERATION OF THE INDEPENDENT AUDITORS.	For	For			Mgmt
	4	TO RECEIVE THE ACCOUNTS AND REPORTS FOR CARNIVAL PLC FOR THE FINANCIAL YEAR ENDED NOVEMBER 30, 2006.	For	For			Mgmt
	5	TO APPROVE THE DIRECTORS REMUNERATION REPORT OF CARNIVAL PLC.	For	For			Mgmt
	6	TO APPROVE LIMITS ON THE AUTHORITY TO ALLOT SHARES BY CARNIVAL PLC.	For	For			Mgmt
	7	TO APPROVE THE DISAPPLICATION OF PRE-EMPTION RIGHTS FOR CARNIVAL PLC.	For	For			Mgmt
	8	TO APPROVE A GENERAL AUTHORITY FOR CARNIVAL PLC TO BUY BACK CARNIVAL PLC ORDINARY SHARES IN THE OPEN MARKET.	For	For			Mgmt
	9	TO APPROVE ELECTRONIC COMMUNICATION WITH CARNIVAL PLC SHAREHOLDERS.	For	For			Mgmt

06/13/07 - A	Caterpillar Inc. *CAT*		149123101		04/16/07		975
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director John T. Dillon --- For
We recommend a vote FOR the directors with the exception of Juan Gallardo, from whom we recommend shareholders WITHHOLD votes for sitting on more than three public boards while serving as a CEO.
	1.2	Elect Director Juan Gallardo --- Withhold
	1.3	Elect Director William A. Osborn --- For
	1.4	Elect Director Edward B. Rust, Jr. --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Separate Chairman and CEO Positions	Against	Against			ShrHoldr

In this case, the company meets all of the criteria in the counterbalancing structure described above. We believe that the company;s governance structure provides a satisfactory balance to a unified chairman and CEO position. Accordingly, the proposal does not warrant shareholder support.

	4	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

Director accountability is the hallmark of good governance. The board election process must ensure that shareholders' expressions of dissatisfaction with the performance of directors have meaningful consequences. A majority vote standard transforms the director election process from a symbolic gesture to a meaningful voice for shareholders. ISS believes that proposals seeking majority vote requirements in boardroom elections warrant shareholder support provided a majority vote requirement does not conflict with the state law where the company is incorporated. Further, ISS will not support any resolutions that do not allow for a carveout for plurality elections when there are more nominees that board seats. ISS advocates that a majority vote standard coupled with a director resignation policy would give full effect to the shareholder franchise.

05/10/07 - A	CenturyTel, Inc. *CTL*		156700106		03/23/07		550
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Report of the Compensation Committee	Against	Against			ShrHoldr
As such, ISS recommends that shareholder vote AGAINST this proposal.

05/25/07 - A	Cerner Corporation *CERN*		156782104		03/30/07		400
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

06/08/07 - A	Chesapeake Energy Corp. *CHK*		165167107		04/16/07		200
	1	Elect Directors	For	For			Mgmt
	2	Amend Omnibus Stock Plan	For	Against			Mgmt

                                                    VI. Vote Recommendation        We commend the company for expressly forbidding the repricing of stock options under the plan. However, the estimated shareholder value transfer of the company's plans of 6 percent is above the allowable cap for this company of 5 percent.

	3	Amend Non-Employee Director Stock Option Plan	For	For			Mgmt
VI. Vote Recommendation The estimated shareholder value transfer of the company's plans of 4 percent is equal to or less than the allowable cap for this company of 5 percent.

04/25/07 - A	Chevron Corporation *CVX*		166764100		03/12/07		34,308
	1	Elect Director Samuel H. Armacost	For	For			Mgmt
	2	Elect Director Linnet F. Deily	For	For			Mgmt
	3	Elect Director Robert E. Denham	For	For			Mgmt
	4	Elect Director Robert J. Eaton	For	For			Mgmt
	5	Elect Director Sam Ginn	For	For			Mgmt
	6	Elect Director Franklyn G. Jenifer	For	For			Mgmt
	7	Elect Director Sam Nunn	For	For			Mgmt
	8	Elect Director David J. O'Reilly	For	For			Mgmt
	9	Elect Director Donald B. Rice	For	For			Mgmt
	10	Elect Director Peter J. Robertson	For	For			Mgmt
	11	Elect Director Kevin W. Sharer	For	For			Mgmt
	12	Elect Director Charles R. Shoemate	For	For			Mgmt
	13	Elect Director Ronald D. Sugar	For	For			Mgmt
	14	Elect Director Carl Ware	For	For			Mgmt
	15	Ratify Auditors	For	For			Mgmt
	16	Reduce Supermajority Vote Requirement	For	For			Mgmt
ISS supports any reduction of a company;s voting requirements, even if the change is simply a lower supermajority.
	17	Adopt Human Rights Policy	Against	For			ShrHoldr

Conclusion        In this case, Chevron does have a Human Rights Statement and a code of business ethics available on the company website to convey its policies on human rights, as well as additional discussion on these topics in its Corporate Responsibility Report. The Human Rights Statement underscores Chevron's support for the Universal Declaration of Human Rights and ILO Declaration of Fundamental Principles and Rights at Work; however, we do not believe that this information substantially addresses certain key issues related to workplace human rights. Of note, we are concerned that this disclosure does not provide significant insight into implementation, performance metrics, or monitoring associated with the company;s human rights policies. Such disclosure is common at companies operating in industries or markets that are exposed to higher levels of risk because of human rights violations, controversy, and/or litigation. As such, we recommend shareholder support for this resolution.

	18	Adopt Greenhouse Gas Emission Reduction Goals	Against	Against			ShrHoldr

Conclusion        Therefore, based on our concern with the structure of this resolution, as well as the company;s existing level of disclosure related to climate change and GHG emissions policies and initiatives, ISS recommends that shareholders oppose this resolution.

	19	Adopt Animal Welfare Policy	Against	Against			ShrHoldr

Conclusion        Therefore, ISS questions the value of the proposed report to shareholders based on the limited involvement that the company has with animal testing. Establishing new policies on animal welfare, monitoring the compliance of external animal testing facilities, and reporting this information to shareholders may not provide enough meaningful information to shareholders to offset the cost and burden to the company of complying with this proposal. As such, we do not recommend shareholder support for the resolution.

	20	Separate Chairman and CEO Positions	Against	For			ShrHoldr

Conclusion        Absent an offsetting governance structure, including a designated lead director performing all of the duties listed above, we believe that a company of this size should be able to find a qualified independent chairman.

	21	Approve/Amend Terms of Existing Poison Pill	Against	Against			ShrHoldr

Conclusion        Given that the company has an established policy with respect to shareholder approval of a rights plan in the future, which was previously approved by Chevron shareholders, we do not recommend that shareholders support this bylaw amendment.

	22	Report on Market Specific Environmental Laws	Against	Against			ShrHoldr

Conclusion        Based on ISS; concern with the structure of this resolution and Chevron;s existing policies, programs, initiatives, and disclosure related to operational risks associated with human health and the environmental issues, we recommend that shareholders oppose this resolution.

04/17/07 - A	Citigroup Inc. *C*		172967101		02/21/07		48,960
	1	Elect Director C. Michael Armstrong	For	For			Mgmt
We recommend a vote FOR the directors.
	2	Elect Director Alain J.P. Belda	For	For			Mgmt
	3	Elect Director George David	For	For			Mgmt
	4	Elect Director Kenneth T. Derr	For	For			Mgmt
	5	Elect Director John M. Deutch	For	For			Mgmt
	6	Elect Director Roberto Hernandez Ramirez	For	For			Mgmt
	7	Elect Director Klaus Kleinfeld	For	For			Mgmt
	8	Elect Director Andrew N. Liveris	For	For			Mgmt
	9	Elect Director Anne Mulcahy	For	For			Mgmt
	10	Elect Director Richard D. Parsons	For	For			Mgmt
	11	Elect Director Charles Prince	For	For			Mgmt
	12	Elect Director Judith Rodin	For	For			Mgmt
	13	Elect Director Robert E. Rubin	For	For			Mgmt
	14	Elect Director Franklin A. Thomas	For	For			Mgmt
	15	Ratify Auditors	For	For			Mgmt
	16	Report on Government Service of Employees	Against	Against			ShrHoldr

ISS recognizes that companies can benefit from the knowledge and expertise of former government workers. These employees may be intimately familiar with the internal processes of government procurement and decision-making. The knowledge of such employees can add real value to a company;s operations. ISS shares the proponent;s concern for potential conflicts of interest at such companies; but in this case, the company states that it has specific policies in place to avoid such conflicts of interest. Moreover, the production of such a report annually could be costly without providing substantial benefit to shareholders. Given these factors, we see no reason to support this request.

	17	Report on Political Contributions	Against	For			ShrHoldr

Therefore, while ISS commends the company for its level of disclosure on political contributions, we are concerned about the lack of policy or transparency related to Citigroup;s trade association activities. As such, we recommend shareholder support for this resolution.

	18	Report on Charitable Contributions	Against	Against			ShrHoldr

In this case, we note that Citigroup discloses a significant amount of the information requested by the proponent it its Corporate Responsibility Report and in the Citigroup Foundation;s Annual Report. Moreover, some aspects of the resolution, including determining the estimated or actual benefits of each charitable contribution may be difficult to produce without significant speculation, and could place a significant burden on the company without providing commensurate value to shareholders. Therefore, ISS does not recommend shareholder support for the resolution at this time

	19	Approve Report of the Compensation Committee	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	20	Report on Pay Disparity	Against	Against			ShrHoldr

Although ISS generally recommends in favor of proposals that support performance-based compensation for executives, the system suggested in this shareholder proposal instead seeks to establish a cap on executive pay at 100 times the average salary of other Citigroup employees. Based on the arbitrary nature of this salary cap, and the fact that it does not appear to encourage a strong link between the company;s performance and executive pay, we do not recommend shareholder support for this resolution.

	21	Separate Chairman and CEO Positions	Against	Against			ShrHoldr
We believe that the company;s governance structure provides a satisfactory balance to a unified chairman and CEO position. Accordingly, the proposal does not warrant shareholder support.
	22	Stock Retention/Holding Period	Against	Against			ShrHoldr

In this case, Citigroup's current stock ownership requirements serve as an effective tool for increasing executive ownership of and accountability to the company. The proponent's recommendation of a five-year holding period for all options is arbitrary and should not be applied as a blanket policy for all option grants at the company.

	23	Restore or Provide for Cumulative Voting	Against	Against			ShrHoldr
Because the company meets all of the criteria listed above, ISS does not believe that this proposal warrants shareholder support at this time.
	24	Amend Bylaws to Permit Shareholders to Call Special Meetings	Against	For			ShrHoldr

The proposal seeks to provide shareholders with the right to call special meetings, which we believe is in the best interests of shareholders. We note that the proposal limits the right to call a special meeting to an aggregate of at least ten percent of the outstanding shares. ISS believes that this is a reasonable threshold, consistent with many state statutes. We believe that this item warrants shareholder support.

06/07/07 - A	Cognizant Technology Solutions Corp. *CTSH*		192446102		04/17/07		500
	1	Elect Directors	For	For			Mgmt
	2	Amend Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 11 percent is less than the allowable cap for this company of 12 percent. Additionally, this plan expressly forbids repricing.

	3	Ratify Auditors	For	For			Mgmt
	4	Other Business	For	Against			Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/03/07 - A	Colgate-Palmolive Co.		194162103		03/07/07		21,445
	1	Elect Director John T. Cahill	For	For			Mgmt
	2	Elect Director Jill K. Conway	For	For			Mgmt
	3	Elect Director Ellen M. Hancock	For	For			Mgmt
	4	Elect Director David W. Johnson	For	For			Mgmt
	5	Elect Director Richard J. Kogan	For	For			Mgmt
	6	Elect Director Delano E. Lewis	For	For			Mgmt
	7	Elect Director Reuben Mark	For	For			Mgmt
	8	Elect Director J. Pedro Reinhard	For	For			Mgmt
	9	Ratify Auditors	For	For			Mgmt
	10	Amend Articles/Bylaws/Charter -- Call Special Meetings	Against	For			ShrHoldr

The proposal seeks to provide shareholders with the right to call special meetings, which we believe is in the best interests of shareholders. We note that the proposal limits the right to call a special meeting to an aggregate of at least ten percent of the outstanding shares. ISS believes that this is a reasonable threshold, consistent with many state statutes. We believe that this item warrants shareholder support.

	11	Pay for Superior Performance	Against	For			ShrHoldr

Conclusion        While we commend Colgate-Palmolive for disclosing the specific performance measures and hurdles under its annual bonus program, we recommend that the specific weightings for the measures applicable to the executives with divisional responsibilities also be disclosed. We do not believe that the company's long-term incentive program is substantially performance-based. Per ISS' valuation of the performance mix, we compared the actual number of shares (performance-based restricted stock vs. options and time-vested restricted stock awards) granted in the past fiscal year and only 18 percent of the equity awards granted to named executive officers during that period were performance-based according to our guidelines. Therefore, given that the company;s long-term program for executives is not performance-based per ISS' guidelines and does not sufficiently meet the proponent;s requirements, we believe this item warrants shareholder support.

05/23/07 - A	Comcast Corp. *CMCSA*		20030N101		03/15/07		375
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Prohibit Executive Stock-Based Awards	Against	Against			ShrHoldr

ISS Analysis and Conclusion        ISS believes that taking away the company's ability to grant stock options is an arbitrary and excessively restrictive proposal that could potentially prohibit the company from compensating employees based upon their individual and company-wide performance. Being unable to issue stock options could hinder the company's ability to attract and retain competent executive officers. Moreover, under the company's existing equity plans, the company is prohibited from repricing options without shareholder proposal. As such, ISS does not feel that shareholder support of this proposal is warranted.

	4	Separate Chairman and CEO Positions	Against	For			ShrHoldr

Conclusion        Absent an offsetting governance structure, including a designated lead director performing all of the duties listed above, we believe that a company of this size should be able to find a qualified independent chairman.

	5	Prepare Sustainability Report	Against	For			ShrHoldr

Conclusion        As such, ISS encourages Comcast to increase its level of transparency related to social and environmental performance pertinent to its operations and consider the potential benefits of structuring its reporting along established best practices guidelines. By enhancing its sustainability-related information management may better understand how it is performing relative to industry peers and it may also provide both management and shareholders with insight into the effectiveness of its established commitments and guidelines relating to sustainability. Finally, in light of the existing information provided by the company, it does not appear that consolidating the information and providing additional details in a more comprehensive report would be overly burdensome or costly. As such, ISS believes this resolution warrants shareholder support.

	6	Company-Specific -- Adopt Recapitalization Plan	Against	For			ShrHoldr

ISS Analysis and Conclusion        ISS advocates a one-share, one-vote policy. We therefore frown on companies that have different classes of common stock with disparate voting rights. This effectively gives one class of shareholders disproportionate voting power in the company in relation to its equity position. As a non-binding proposal, we support the request that the company take steps to develop a recapitalization plan whereby all of the company's outstanding stock would have one vote. In general, we believe that simplified capital structures where voting interests are proportional to economic interests are preferable to dual class structures where management owns supervoting stock.

	7	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	Against			ShrHoldr

ISS Analysis and Conclusion        ISS believes that shareholders should have a voice in executive compensation practices and would support proposals that are related to how executive compensation is determined, or proposal that seek to link executive compensation to achievement of practical and measurable metrics of performance. However, we do not support proposals, such as this, that seek to poll shareholder opinion on the level of executive compensation.         Additionally, this proposal would ask shareholders to vote on whether executive compensation at the company is "excessive", "appropriate" or "too low", which are not valid vote options at shareholder meetings. As such, we do not believe that this proposal warrants shareholder support.

	8	Report on Pay Disparity	Against	Against			ShrHoldr

Conclusion        ISS will typically recommend support for shareholder proposals that increase the level of transparency on topics of importance to shareholders, and we support performance-based compensation for executives as described by the company in its executive compensation segment of its proxy filing. We also believe that developing a special committee and report describing an arbitrary system of comparing the salaries of top senior executive with that of the lowest 10 percent of employees, and establishing a costs and benefits analysis of these differentials, may have limited value for shareholders. As such, we do not believe that this resolution warrants shareholder support.

	9	Report on Political Contributions	Against	Against			ShrHoldr

Conclusion        ISS notes that Comcast recently posted a Political Contributions Statement on the corporate website on May 8, 2007. This policy statement provides shareholders with new information to assess the company;s general public policy positions, policies, and oversight mechanisms relating to its political contributions and trade association spending. ISS believes that the current disclosure does assist shareholders in their assessment of the risks and benefits associated with Comcast;s public policy activities through political activity and trade associations. As such, ISS recommends that shareholders oppose this resolution.

05/08/07 - A	Connecticut Water Service, Inc. *CTWS*		207797101		03/01/07		200
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/09/07 - A	ConocoPhillips *COP*		20825C104		03/12/07		22,903
	1	Elect Director James E. Copeland, Jr.	For	For			Mgmt
	2	Elect Director Kenneth M. Duberstein	For	For			Mgmt
	3	Elect Director Ruth R. Harkin	For	For			Mgmt
	4	Elect Director William R. Rhodes	For	For			Mgmt
	5	Elect Director J. Stapleton Roy	For	For			Mgmt
	6	Elect Director William E. Wade, Jr.	For	For			Mgmt
	7	Ratify Auditors	For	For			Mgmt
	8	Report on Political Contributions	Against	Against			ShrHoldr

Based on existing disclosure that ConocoPhillips provides regarding its rationale, policies, and oversight mechanisms for corporate political contributions and trade association activities, and a lack of recent, significant litigation related to such public policy activities, ISS does not recommend shareholder support for this resolution.

	9	Report on Renewable Energy Sources	Against	Against			ShrHoldr

ISS believes that the company does sufficiently explain to its shareholders its rationale for its strategic business decision relating to alternative energy. Specifically, we believe that operational decisions involving specific research policies, procedures, and capital investment decisions should be the responsibility of management, so long as these decisions are guided by applicable legislation and appropriate internal policies. In light of ConocoPhillip;s efforts to elucidate stakeholders about its renewable energy policy and its business rationale behind such policies; and, given its extensive publicly available discussions on alternative energy, CO2 reduction initiative, and, more broadly, on its initiatives surrounding climate change, ISS believes that developing such a report would be largely duplicative of existing disclosure. While the company may not be investing in renewable energy commitments to the extent the proponents would choose to see, the company has recently demonstrated a commitment to evaluating the impact of the risks of operating in a carbon-constrained world and the company appears to be taking steps to mitigate its exposure to such risks. As such, ISS does not believe that this proposal warrants shareholder support.

	10	Require Director Nominee Qualifications	Against	Against			ShrHoldr

Given that the company has governance standards in place which provide for independence, accountability, and a focus on fiduciary duty among Conoco Phillips board members, ISS does not believe that adoption of the proposed guidelines would add additional value to shareholders at this time.

	11	Report on Environmental Damage from Drilling in the National Petroleum Reserve	Against	For			ShrHoldr

In this case, we note that the resolution asks for disclosure on the impact of the company's operations in the NPR-A originally protected by the ROD, including discussion on refraining from drilling in this region. ISS agrees with management that it may be inappropriate for the company to commit to refrain from operating in certain areas. Such actions could limit the company’s ability to take advantage of opportunities that would benefit the company and its shareholders. That said, we believe that increased reporting on operations in sensitive or protected ecosystems is warranted, especially in circumstances where there has been some controversy over the use of regions recently opened for oil and gas leases. As much of the information requested in these reports is already evaluated under the permitting process, consolidation of a report should not be overly burdensome or costly to the company. Conversely, such disclosure could be beneficial for the company by mitigating reputational risk, improving stakeholder relations, and communicating the company;s proactive efforts to implement its policies to develop protected areas in a responsible manner. Therefore, based on the limited cost of providing the report and potential value that such disclosure could provide for shareholders, ISS recommends support for this resolution.

	12	Report on Indigenous Peoples Rights Policies	Against	Against			ShrHoldr

Considering that the company demonstrated commitment to work in concert with, and continue to improve relations with stakeholders within the communities where it operates, and given its policies, the development of stakeholder engagement strategies, and its existing information relating to certain activities related to this issue; and, considering our concerns over the scope, timeline, and value of additional disclosure beyond that which is included in the company;s filings and website, we do not recommend shareholder support for this resolution.

	13	Report on Community Impact of Operations	Against	Against			ShrHoldr

ISS notes that the company provides significant, detailed reporting on its social and environmental impact including emissions, spills, and policies to promote sustainable development. Moreover, the company is involved in certain stakeholder initiatives that seek to include external stakeholders in the company;s evaluation of social and environmental impact. Finally, the company has committed to expand and develop its reporting and operations as it produces future sustainability reports. Considering the existing disclosure and initiatives at the company, ISS does not believe that the additional reporting requested by this proposal would provide significant value for shareholders. Therefore, based on current discussion related to social and environmental performance and initiatives the company has taken to involve external stakeholders in its evaluation processes, ISS does not believe that shareholder support for this resolution is warranted.

04/26/07 - A	Corning Inc. *GLW*		219350105		02/26/07		16,775
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Robert F. Cummings, Jr. --- For

Notwithstanding the company;s recent financial performance and board changes, we recommend a vote FOR new nominee Robert F. Cummings, Jr., but WITHHOLD votes from all of the other nominees. We recommend that shareholders WITHHOLD votes from insider Wendell P. Weeks and independent outsiders William D. Smithburg, Hansel E. Tookes II, and Eugene C. Sit for failure to implement the proposal to declassify the board.

	1.2	Elect Director Eugene C. Sit --- Withhold
	1.3	Elect Director William D. Smithburg --- Withhold
	1.4	Elect Director Hansel E. Tookes Ii --- Withhold
	1.5	Elect Director Wendell P. Weeks --- Withhold
	2	Ratify Auditors	For	For			Mgmt
	3	Declassify the Board of Directors	Against	For			ShrHoldr

Conclusion        The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

05/02/07 - A	CSX Corp. *CSX*		126408103		03/14/07		2,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Limit Executive Compensation	Against	Against			ShrHoldr
In conclusion, ISS does not support this shareholder proposal due to the arbitrary and restrictive nature of the limiting executive compensation.
	4	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

Director accountability is the hallmark of good governance. The board election process must ensure that shareholders' expressions of dissatisfaction with the performance of directors have meaningful consequences. A majority vote standard transforms the director election process from a symbolic gesture to a meaningful voice for shareholders. ISS believes that proposals seeking majority vote requirements in boardroom elections warrant shareholder support provided a majority vote requirement does not conflict with the state law where the company is incorporated. Further, ISS will not support any resolutions that do not allow for a carveout for plurality elections when there are more nominees that board seats. ISS advocates that a majority vote standard coupled with a director resignation policy would give full effect to the shareholder franchise.

	5	Submit Severance Agreement (Change in Control) to shareholder Vote	Against	For			ShrHoldr

The company has adopted a policy that provides for shareholder ratification of any new employment agreement or severance agreement with a senior executive officer that provides for a total cash value severance payment exceeding 2.99 times the sum of the executive;s base salary plus bonus. However, ISS notes that the policy excludes tax gross-ups and the acceleration of unvested equity awards.        ISS believes that tax gross-ups associated with severance benefits and the value of accelerated vesting of outstanding equity compensation awards can amount to significant value. By excluding these two benefits from the company's policy, shareholders are unable to voice their opinion on overly-generous severance benefits. Therefore, ISS believes this proposal warrants shareholder support.

	6	Amend Articles/Bylaws/Charter -- Call Special Meetings	Against	For			ShrHoldr

We believe the proponent's request calling for the company to provide shareholders with the right to call special meetings is in the best interests of shareholders. We note that the proposal limits the right to call a special meeting to an aggregate of at least 25 percent of the outstanding shares.

05/09/07 - A	CVS Caremark Corp *CVS*		126650100		03/30/07		14,475
	1	Elect Director Edwin M. Banks	For	For			Mgmt

We recommend a vote FOR the nominees with the exception of Mr. Headrick and Mr. Piccolo. We recommend that shareholders vote AGAINST Messrs. Headrick and Piccolo for conducting and/or participating in a flawed process for Caremark shareholders in the CVS transaction.

	2	Elect Director C. David Brown II	For	For			Mgmt
	3	Elect Director Edwin Mac Crawford	For	For			Mgmt
	4	Elect Director David W. Dorman	For	For			Mgmt
	5	Elect Director Kristen E. Gibney Williams	For	For			Mgmt
	6	Elect Director Roger L. Headrick	For	Against			Mgmt
	7	Elect Director Marian L. Heard	For	For			Mgmt
	8	Elect Director William H. Joyce	For	For			Mgmt
	9	Elect Director Jean-Pierre Million	For	For			Mgmt
	10	Elect Director Terrence Murray	For	For			Mgmt
	11	Elect Director C.A. Lance Piccolo	For	Against			Mgmt
	12	Elect Director Sheli Z. Rosenberg	For	For			Mgmt
	13	Elect Director Thomas M. Ryan	For	For			Mgmt
	14	Elect Director Richard J. Swift	For	For			Mgmt
	15	Ratify Auditors	For	For			Mgmt
	16	Approve Qualified Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	17	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	18	Limit Executive Compensation	Against	Against			ShrHoldr
Conclusion We oppose this item because it could place the company at a competitive disadvantage in attempting to attract a qualified CEO.
	19	Separate Chairman and CEO Positions	Against	For			ShrHoldr
Conclusion We believe that the company;s governance structure does not provide a satisfactory balance to a non-independent chairman. Accordingly, the proposal warrants shareholder support.
	20	Prepare Sustainability Report	Against	For			ShrHoldr

Conclusion        ISS encourages CVS to increase its level of transparency related to social and environmental performance and consider the potential benefits of structuring its reporting along established best practices guidelines. Detailed information on how these issues affect the company;s strategic position, how the company is overseeing the implementation of these policies, and how the company is performing relative to industry peers and/or internally established goals, provides both management and its shareholders insight into the effectiveness of its established guidelines relating to sustainability. We believe that more comprehensive reporting on sustainability issues will benefit CVS by helping the company and its shareholders better assess the financial risks and opportunities that certain sustainability issues pose to its business model and future development. As such, ISS believes this proposal warrants shareholder support.

	21	Disclose Information on Compensation Consultant	Against	For			ShrHoldr
Conclusion Based on the above disclosure, ISS believes that the company has not adequately met the proponent;s request.
	22	Compensation Specific- Policy on Stock Option Grants/Option Backdating	Against	For			ShrHoldr

Conclusion        While we do not agree with all of the points in the proponent's proposed policy, we believe support for a proposal advocating a more robust policy is warranted given the circumstances surrounding the company. Further, this proposal is non-binding and thus serves as a recommendation to the board. As such, we support this item.

05/15/07 - A	Danaher Corp. *DHR*		235851102		03/19/07		25,935
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Increase Authorized Common Stock	For	For			Mgmt
The requested increase of 500,000,000 shares is below the allowable threshold of 750,000,000 shares.
	4	Approve Omnibus Stock Plan	For	Against			Mgmt

                                                    VI. Vote Recommendation        The company has submitted multiple equity plan proposals for shareholder approval. The aggregate shareholder value transfer for all plans is 8 percent, which is above the company's allowable cap of 5 percent.         We commend the company for expressly forbidding the repricing of stock options under the plan. However, the estimated shareholder value transfer of the company's plans of 8 percent is above the allowable cap for this company of 5 percent.

	5	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	6	Amend Deferred Compensation Plan	For	For			Mgmt

                                                    VII. Vote Recommendation        The company has submitted multiple equity plan proposals for shareholder approval. The aggregate shareholder value transfer for all plans is 8 percent, which is above the company's allowable cap of 5 percent.        However, the estimated shareholder value transfer of the EDIP and the company's existing plans of 5 percent is equal to the allowable cap for this company of 5 percent. ISS will recommend a vote for the most exensiexpensive           that is equal to or less than the allowable cap. As such, shareholder support for this plan is warranted.

	7	Stock Retention/Holding Period	Against	For			ShrHoldr

ISS recognizes that Danaher has implemented stock ownership guidelines. However, we believe that these guidelines are not rigorous enough and should go beyond the standard 5x salary for CEOs. In addition, the company does not have a retention ratio nor a holding period requirement. As such, ISS believes that shareholder support for this proposal is warranted.

05/15/07 - A	Dentsply International, Inc. *XRAY*		249030107		03/27/07		3,250
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Paula H. Cholmondeley --- For
	1.2	Elect Director Michael J. Coleman --- For
	1.3	Elect Director John C. Miles II --- Withhold
	1.4	Elect Director W. Keith Smith --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Omnibus Stock Plan	For	For			Mgmt

Given that the elimination of automatic grants to directors reduces the cost of the company's equity compensation plan and the company will be entitled to a business expense deduction due to the favorable tax treatment attributable to Section 162(m), we believe the proposed amendments warrant shareholder approval.

04/27/07 - S	Dodge & Cox International Stock Fund		256206103		02/20/07		1,315,721
	1	Approve Change of Fundamental Investment Policy	For	For			Mgmt

Historically, most amendments to a fund;s fundamental restrictions have not been significant enough to alter a fund;s investment strategy. That said, with the elimination of certain fundamental restrictions such as those that involve hedging tactics, there is an increased risk to a shareholder;s investment. However, since the fundamental investment objective is the rule that governs all of a fund;s investment strategies, specific restraints are placed on riskier practices by virtue of the investment objective, which remains unchanged. As a result, ISS generally approves of amendments or the elimination of certain fundamental restrictions, which as a result of changes in SEC policy and state securities laws, are outdated or obsolete, and therefore unfairly hamstring a fund that was created prior to the changes in regulatory law.

	2	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	3	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	4	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	5	Approve Elimination of Fundamental Investment Policy	For	For			Mgmt
	6	Approve Change of Fundamental Investment Policy	For	For			Mgmt

04/27/07 - S	Dodge & Cox Stock Fund		256219106		02/20/07		4,934
	1	Approve Change of Fundamental Investment Policy-	For	For			Mgmt

Historically, most amendments to a fund;s fundamental restrictions have not been significant enough to alter a fund;s investment strategy. That said, with the elimination of certain fundamental restrictions such as those that involve hedging tactics, there is an increased risk to a shareholder;s investment. However, since the fundamental investment objective is the rule that governs all of a fund;s investment strategies, specific restraints are placed on riskier practices by virtue of the investment objective, which remains unchanged. As a result, ISS generally approves of amendments or the elimination of certain fundamental restrictions, which as a result of changes in SEC policy and state securities laws, are outdated or obsolete, and therefore unfairly hamstring a fund that was created prior to the changes in regulatory law.

	2	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	3	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	4	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	5	Approve Elimination of Fundamental Investment Policy	For	For			Mgmt
	6	Approve Change of Fundamental Investment Policy	For	For			Mgmt

06/21/07 - S	Dollar General Corp.		256669102		05/18/07		2,500
	1	Approve Merger Agreement	For	For			Mgmt

Based on our review of the terms of the transaction and the factors described above, including the reasonable premium and the strategic review process, we believe that the merger agreement warrants shareholder support.

	2	Adjourn Meeting	For	For			Mgmt
Given the narrow scope of this proposal, and our support for this transaction, we recommend that shareholders support this proposal.

06/21/07 - A	Dollar Tree Stores, Inc. *DLTR*		256747106		04/20/07		2,630
	1	Elect Directors	For	For			Mgmt
	2	Company Specific - Adopt Simple Majority Vote	Against	For			ShrHoldr

ISS Analysis and Conclusion        ISS maintains that a simple majority of voting shares should be sufficient to effect changes in a company;s corporate governance. Requiring more than a simple majority may permit management to entrench itself by blocking amendments that are in shareholders; best interests        ISS supports any reduction of a company's voting requirements, even if the change is simply a lower supermajority.

04/27/07 - A	Dominion Resources, Inc. *D*		25746U109		02/23/07		20,098
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Report on Greenhouse Gas Emissions	Against	For			ShrHoldr

Therefore, based on the lack of detailed information available on the company;s approach to sustaining its operations and profits despite changing legislation and public opinion, the limited cost associated with including such information in the company;s existing report, and the potential benefit that shareholders may derive from such transparency, ISS recommends a vote for this resolution.

	4	Report on Impact of Utilizing National Interest Electric Transmission Corridor	Against	Against			ShrHoldr

Therefore, based on the current level of disclosure provided by the company on this topic and questions over the utility of the requested information, ISS recommends that shareholders oppose this resolution.

04/17/07 - A	Dover Corporation *DOV*		260003108		02/28/07		2,525
	1	Elect Directors	For	For			Mgmt
	2	Sustainability Report	Against	For			ShrHoldr
In light of the current lack of information provided by the company and the potential benefits that could be derived from increased reporting, ISS recommends that shareholders vote for this proposal.
	3	Other Business	For	Against			Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/03/07 - A	DTE Energy Co. *DTE*		233331107		03/09/07		199
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/10/07 - A	Duke Energy Corp. *DUK*		26441C105		03/26/07		2,946
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

04/25/07 - A	E.I. Du Pont De Nemours & Co. *DD*		263534109		03/02/07		13,350
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 5 percent is less than the allowable cap for this company of 6 percent. Additionally, this plan expressly forbids repricing.

	4	Report on Genetically Modified Organisms	Against	Against			ShrHoldr
	5	Evaluate Community Impact of Plant Closures or Layoffs	Against	Against			ShrHoldr
	6	Report on PFOA Compounds in DuPont Products	Against	For			ShrHoldr
	7	Report on Lobbying Expenditures related to Environmental Pollution	Against	Against			ShrHoldr
	8	Prepare a Global Warming Report	Against	Against			ShrHoldr
	9	Report on Security of Chemical Facilities	Against	Against			ShrHoldr

05/31/07 - A	East West Bancorp, Inc. *EWBC*		27579R104		04/02/07		500
	1	Elect Directors	For	For			Mgmt
	2	Amend Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	3	Amend Omnibus Stock Plan	For	For			Mgmt

                                                    IV. Vote Recommendation        Given that the company will be entitled to a business expense deduction due to the favorable tax treatment attributable to Section 162(m), we believe the proposed amendment warrants shareholder approval.

	4	Ratify Auditors	For	For			Mgmt

04/25/07 - A	Eaton Corporation *ETN*		278058102		02/26/07		2,300
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

06/14/07 - A	eBay Inc. *EBAY*		278642103		04/16/07		850
	1	Elect Directors	For	For			Mgmt
	2	Amend Omnibus Stock Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business and long-term objectives. Additionally, the plan is administered by a committee of independent outside directors who must certify attainment of these objectives. Moreover, attainment of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	3	Amend Qualified Employee Stock Purchase Plan	For	For			Mgmt
ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the offering period is reasonable, and there are limitations on participation.
	4	Ratify Auditors	For	For			Mgmt

05/04/07 - A	Ecolab, Inc. *ECL*		278865100		03/20/07		25,754
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Richard U. DeSchutter --- For

Jerry W. Levin serves as CEO of Sharper Image Corp. on an interim basis. Therefore, the overboarded policy does not apply to him.        John J. Zillmer sits on more than three boards and serves as CEO of Allied Waste Industries, Inc. While CEOs benefit from their exposure to other company boards, the time demands of their full-time jobs limit the number of outside commitments they can manage without compromising their effectiveness as CEOs and as outside directors. Considering the increased oversight and regulatory demands facing board members, ISS believes that directors who are overextended may be jeopardizing their ability to serve as effective representatives of shareholders. In the future, ISS may recommend that shareholders WITHHOLD votes from John J. Zillmer if he continues to serve as CEO and sit on more than three boards.

	1.2	Elect Director Joel W. Johnson --- For
	1.3	Elect Director Beth M. Pritchard --- For
	1.4	Elect Director Hans Van Bylen --- For
	2	Ratify Auditors	For	For			Mgmt

05/10/07 - A	Edwards Lifesciences Corporation *EW*		28176E108		03/16/07		200
	1	Elect Directors	For	For			Mgmt
	2	Amend Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 10 percent is equal to the allowable cap for this company of 10 percent. Additionally, this plan expressly forbids repricing.

	3	Amend Qualified Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors	For	For			Mgmt

04/16/07 - A	Eli Lilly and Co. *LLY*		532457108		02/15/07		11,512
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Sir Winfried Bischoff --- For

Pay for Performance Analysis:        ISS has a pay for performance policy that calls for the examination of CEO compensation relative to his or her company's stock performance. Companies with negative one- and three-year total shareholder returns coupled with an increase in CEO compensation generally warrant further scrutiny. ISS also examines the returns of the company;s GICS peer group and the broader market to determine if the company is underperforming on a relative basis.        The company's one and three fiscal year total shareholder returns were -5.18 percent and -7.11 percent, versus 10.49 percent and 6.45 percent for the company's 4-digit GICS peer group and 15.78 percent and 10.43 percent for the S&P 500. The company also underperformed relative to its 6-digits GICS peer group (pharmaceuticals), which had one- and three-year total shareholder returns of 16.62 percent and 3.14 percent, respectively.         In 2006, the SEC updated disclosure requirements on executive and director compensation and called for more information on pension, deferred compensation and severance agreements. A year over year comparison in CEO total compensation will not be meaningful because of the change in disclosure rules, such as the inclusion of pension, above-market interest rates and lower threshold on perks disclosure. However, pay elements, such as salary, bonus and equity awards, are disclosed. Therefore, in applying the pay-for-performance policy, ISS will sum the following pay components for the previous fiscal year (under the former SEC regulation): base salary, bonus, present value of stock options, restricted stock and LTIP payouts and compare against the following pay components for the most recent completed fiscal year (under the new SEC regulation): base salary, bonus, stock awards (as disclosed in the Grants of Plan-Based Awards table), option awards (as calculated by Equilar) and non-equity incentive plan compensation.        In this case, between fiscal year 2005 and 2006, CEO Taurel;s total compensation decreased by 5.69 percent from $11.986 million in fiscal 2005 to $11.304 million in fiscal year 2006. At this time, the pay for performance policy does not apply at this company. However, ISS will continue to monitor the actions of the compensation committee

	1.2	Elect Director J. Michael Cook --- For
	1.3	Elect Director Franklyn G. Prendergast, M.D., Ph.D. --- For
	1.4	Elect Director Kathi P. Seifert --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Declassify the Board of Directors	For	For			Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders; interests.
	4	Amend Omnibus Stock Plan	For	For			Mgmt
	5	Report on Animal Welfare	Against	Against			ShrHoldr
	6	Report on Animal Testing Policies	Against	Against			ShrHoldr
	7	Separate Chairman and CEO Positions	Against	For			ShrHoldr

In this case, the company has an 83 percent independent board, all-independent key committees, and established governance guidelines. ISS notes that the independent chair of the Compensation Committee serves as the presiding director of the board. However, the company does not have a designated lead director who performs all of the duties listed above. In addition, the company underperformed its peers and index based on fiscal one-year and three-year total shareholder returns.        Absent an offsetting governance structure and in view of the company's stock underperformance relative to its peers and index, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.

	8	Amend Vote Requirements to Amend Articles/Bylaws/Charter	Against	For			ShrHoldr

ISS commends the company for making commitment to declassify the board at this year's annual meeting and to adopt a majority voting standard for directors at the next year's annual meeting. However, we maintain that shareholder should be entitled to amend the company's bylaws and that simple majority of voting shares should be sufficient to effect major transactions and changes in a company's corporate governance. Requiring more than a simple majority may permit management to entrench itself by blocking initiatives that are in shareholders' best interests.

	9	Adopt Simple Majority Vote	Against	For			ShrHoldr

ISS believes that supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders. As such, we believe that this precatory proposal warrants shareholder support.

04/25/07 - A/S	EnCana Corporation *ECA*		292505104		03/05/07		1,900
	1	Elect Directors	For	For			Mgmt
	2	Approve PricewaterhouseCoopers LLP as Auditors and Authorize Board to Fix Remuneration of Auditors	For	For			Mgmt
	3	Approve Shareholder Rights Plan	For	For			Mgmt
	4	Amend Employee Stock Option Plan	For	For			Mgmt
	5	Amend Employee Stock Option Plan	For	For			Mgmt

05/08/07 - A	Exelon Corp. *EXC*		30161N101		03/19/07		600
	1	Elect Director Nicholas DeBenedictis	For	Against			Mgmt

We recommend a vote FOR the directors with the exception of independent outsiders Thomas J. Ridge and Nicholas DeBenedictis. We recommend that shareholders vote AGAINST Thomas J. Ridge for poor attendance. We also recommend that shareholders vote AGAINST Nicholas DeBenedictis for sitting on more than three boards while serving as an outside CEO.

	2	Elect Director Sue L. Gin	For	For			Mgmt
	3	Elect Director William C. Richardson, Ph.D.	For	For			Mgmt
	4	Elect Director Thomas J. Ridge	For	For			Mgmt
	5	Elect Director Don Thompson	For	For			Mgmt
	6	Elect Director Stephen D. Steinour	For	For			Mgmt
	7	Ratify Auditors	For	For			Mgmt
	8	Declassify the Board of Directors	For	For			Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders; interests.
	9	Submit Severance Agreement (Change in Control) to shareholder Vote	Against	For			ShrHoldr

ISS notes that this shareholder proposal or a similar one has been adopted at publicly-traded companies, such as Mattel, Starwood Hotels & Resort, American Electric Power, among others. ISS believes that seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework within which to work and may prevent the excessive "pay for failure" packages that have been witnessed at other companies.

05/30/07 - A	Exxon Mobil Corp. *XOM*		30231G102		04/05/07		134,143
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Michael J. Boskin --- For

That said; it does not appear to ISS that Boskin as an individual has acted in a manner that is unresponsive or inconsistent with ExxonMobil;s guidelines for director communications with shareholders. His responses, by directing investors to existing company reports and offering dialogue with ExxonMobil;s senior management, do provide substantial disclosure into the company;s policies and positions related to climate change. However, in ISS; opinion the issue at hand is a broader concern for the entire board, specifically related to the company;s governance procedures. ISS urges the company to consider amending its guidelines or adopting a consistent interpretation of its policies that encourages more active dialogue between shareholders and the independent members of the board. We will continue to monitor ExxonMobil;s actions to improve shareholder access to the board and may consider future proposals that call for a review of ExxonMobil;s governance guidelines or procedures if investors continue to lack access to the company;s independent directors. That said, we do not believe that withholding votes from Boskin as an individual director is warranted at this time.

	1.2	Elect Director William W. George --- For
	1.3	Elect Director James R. Houghton --- For
	1.4	Elect Director William R. Howell --- For
	1.5	Elect Director Reatha Clark King --- For
	1.6	Elect Director Philip E. Lippincott --- For
	1.7	Elect Director Marilyn Carlson Nelson --- For
	1.8	Elect Director Samuel J. Palmisano --- For
	1.9	Elect Director Steven S Reinemund --- For
	1.10	Elect Director Walter V. Shipley --- For
	1.11	Elect Director J. Stephen Simon --- For
	1.12	Elect Director Rex W. Tillerson --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Restore or Provide for Cumulative Voting	Against	For			ShrHoldr

In this case, the company does not have a majority vote standard in director elections. Further, the number of directors at any time may be increased or diminished by the vote of the board of directors as stated in the company's certificate of incorporation. With respect to the stock performance, the company has outperformed the index on the one-year and three year total shareholder requirements. In addition, there was a change in the CEO position in 2006.         The company fails to meet two of the aforementioned corporate governance criteria. Accordingly, the proposal warrants shareholder support.

	4	Amend Articles/Bylaws/Charter -- Call Special Meetings	Against	For			ShrHoldr

The proposal seeks to provide shareholders with the right to call special meetings, which we believe is in the best interests of shareholders. We note that the proposal limits the right to call a special meeting to an aggregate of at least ten percent of the outstanding shares. ISS believes that this is a reasonable threshold, consistent with many state statutes. We believe that this item warrants shareholder support. Further, according to Exxon's bylaws, special meetings of the shareholders may be called by the board of directors, the chairman of the board or the president.

	5	Separate Chairman and CEO Positions	Against	For			ShrHoldr

Overall, having an independent director serve as board chair is a matter of best governance practice. Adopting this proposal would strengthen management accountability, build investor confidence, and ensure that the board has strong independent leadership.

	6	Initiate Payment of Cash Dividend	Against	Against			ShrHoldr

In general, ISS believes that the decision to return excess cash to shareholders should be be best left to management. While there are pros and cons for both dividends payments and share repurchase, the preference of one over the other is largely a function of company's needs and an individual investor's circumstances. Therefore, to mandate a policy on how the company should return its excess cash would limit management's flexibility that is not warranted in this case and may not be in shareholders best interest. Therefore, ISS does not support this proposal.

	7	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	8	Company-Specific- Amend Article IX of the Corporation's by-laws	Against	Against			ShrHoldr

In evaluating the merits of this proposal, ISS considers how shareholders would benefit from this process. At Exxon Mobil, the Compensation Committee oversees compensation for the senior executives, including their salary, bonus, and incentive awards, as well as succession plans for key executive positions. The Committee subsequently makes its recommendation to the board. One of the merits of the proposal is to ensure that the board is completely responsible for CEO compensation decisions and is not rubber-stamping the recommendations of the compensation committee. However, ISS views the binding proposal being restrictive, and it micromanages the process undertaken by the compensation committee. Requiring a super-majority voting standard and approval by the board would also undermine the authority and effectiveness of the compensation committee. Further, ISS is not sure how shareholders would be informed if less than two-thirds of the board support the recommendations of the compensation committee. Therefore, ISS does not believe this binding proposal warrants shareholder support.

	9	Review Executive Compensation	Against	Against			ShrHoldr

ISS questions the utility to shareholders of a detailed report disclosing and analyzing the balance between executive compensation and the pay of Exxon Mobil's lowest paid employees over the last ten years. While we agree that shareholders could benefit from continued, detailed review of the compensation committee's policies to control excessive CEO pay, the specific information requested by this resolution focuses more directly on the issue of pay disparity within the company, and may result in a report that is arbitrary in nature, or provides limited meaningful information to shareholders. As such, we do not recommend shareholder support for this resolution.

	10	Limit Executive Compensation	Against	Against			ShrHoldr

ISS believes that top five compensation should be linked to the company's performance. If the company has met or exceeded the target performance level, executives should be remunerated for their efforts. Although we agree with the principle of pay-for-performance in setting executive pay, we believe that limiting remuneration to $500,000 per year: (1) is arbitrary, (2) does not resolve potential disconnects between pay and performance, and (3) would be unduly restrictive with respect to the company's compensation strategies. As such, we recommend a vote AGAINST.

	11	Claw-back of Payments under Restatements	Against	For			ShrHoldr

ISS recommends a vote FOR this proposal because the company has not adopted a formal claw-back policy that outlines the necessary actions that the compensation committee will take to recoup all bonuses to senior executives.

	12	Report on Political Contributions	Against	For			ShrHoldr

ISS notes that Exxon Mobil has provided shareholders with significant information to assess the company;s general policies and oversight mechanisms relating to its political activities. While ISS commends the company for this level of transparency into its corporate and PAC contributions, we are concerned that shareholders lack similar information relating to its trade association spending. Such disclosure could assist shareholders in their assessment of the risks and benefits associated with public policy activities through politically active trade associations without significant cost, burden, or strategic risk for the company. As such, ISS believes this proposal merits shareholder support.

	13	Amend Equal Employment Opportunity Policy to Prohibit Discrimination Based on Sexual Orientation	Against	For			ShrHoldr

Given the fact that company's competitors reference sexual orientation discrimination in their EEO statements and the fact that Mobil did explicitly bar this type of discrimination in its EEO statement prior to the merger with Exxon, we believe that the company should amend its EEO to explicitly prohibit discrimination based on sexual orientation. As such, we recommend that shareholders vote for this resolution.

	14	Report on Environmental Accountability	Against	Against			ShrHoldr

In this case, the proponents are asking Exxon Mobil to disclose information on how it is accountable for the environmental impacts that its operations have on local communities. Specifically, the shareholder is asking that the company discuss not only the negative impact of its operations, but also details on how the company integrates community awareness into its policies and reporting. ISS notes that the company is involved in several community initiatives to improve social welfare or encourage ongoing dialogue with the company on issues of importance to stakeholders, and provides information on these engagement policies and activities on the corporate website and through its reports. Moreover, the company provides a substantial amount of disclosure on its environmental performance and social initiatives. While this disclosure may not discuss each issue recommended by the proponent, it does allow investors to clearly evaluate the policies and management controls that the company has established to measure and evaluate environmental performance and the impact of company operations on community stakeholders. Therefore, ISS does not believe that shareholder support for this resolution is warranted.

	15	Report on Emission Reduction Goals	Against	For			ShrHoldr

In this case, we note that the company has provided shareholders with a significant amount of insight into its evaluation of the future of worldwide energy demand and the company;s policies and activities to remain competitive in the global marketplace. Additionally, the company has made some significant improvements in increasing energy efficiency and decreasing emissions from its operations. That said, ISS notes that the company;s policies do not appear to establish goals related to the reduction of GHG emissions from its products and operations in the future. Considering Exxon Mobil;s global operations and the impact that proposed or enacted state, national, and international legislation related to reducing GHG emissions might have on the company, ISS believes that such metrics may be useful for the company and its shareholders as a means of evaluating the company;s ability to effectively respond to increasing public concern, shifting consumer demands and legislative activity on this matter. We further note that this resolution does not prescribe specific goals or timelines for the company to meet; rather it allows the company to flexibility to establish targets that are appropriately balanced with the company;s need to meet consumer demand and maintain operational efficiency. Finally, considering the level of research and disclosure that the company already provides related to its current operational emissions and the future demand for energy sources, it does not appear that establishing such goals and disclosing them as a part of its existing reporting would be overly costly or burdensome, or would place the company at a competitive disadvantage. Therefore, while we commend the company for its current level of disclosure related to its policies and strategies, ISS believes that the adoption of GHG emission goals for Exxon Mobil;s products and operations would be beneficial for both the company and its shareholders by providing insight into the company;s ability to maintain its leadership position in the market by ensuring continued compliance with developing legislation related to GHG emissions. As such, we recommend that shareholders support this resolution.

	16	Report on Carbon Dioxide Emissions Information at Gas Stations	Against	Against			ShrHoldr

In this case, the proponent is requesting that the company disclose information on CO2 emissions from conventional gasoline and diesel fuels on the fuel pumps. While ISS believes it is beneficial for companies to provide thorough disclosure on issues that may impact shareholder value, we question the scope of this particular resolution as well as the utility that such information may have for consumers and Exxon Mobil shareholders. Detailed information about the carbon content and emissions associated with fuel for motor vehicles is readily available on the US Environmental Protection Agency (EPA) website in segment of their overview of pollutants and programs entitled: Emission Facts: Average Carbon Dioxide Emissions Resulting from Gasoline and Diesel Fuel, as well as through other publicly available sources. Additionally, complex variables in establishing the lifecycle CO2 emissions of individual fuels, including the source of the original fossil fuel and the method of refining the raw materials into diesel or gasoline fuels all have significant impact on the total CO2 emissions of a fuel product and may make accurately evaluating and disclosing such information in a manner that is useful for consumers unfeasible. Therefore, based on questions over the feasibility and utility of the information requested, ISS does not believe that this proposal merits shareholder support.

	17	Adopt Policy to Increase Renewable Energy Portfolio	Against	Against			ShrHoldr

Exxon Mobil has long contended that it is an oil and gas company, and that it is best positioned for future success in the marketplace by increasing its efficiency and reducing the emissions from traditional fossil fuel sources while continuing to evaluate alternative sources that fit within the company;s parameters for feasible and profitable operations. As such, the fact that the company;s investment in renewable energy sources is not as significant as those seen at its competitors appears consistent with the company;s forecasts for the energy market and stated policy positions. While some shareholders may not agree with Exxon Mobil;s strategy, ISS believes that the company has been transparent on its position related to renewable energy sources and has substantially explained the rationale that it believes supports its policies and activities. Therefore, based on the company;s existing level of disclosure and concerns over the prescriptive nature of the proposed targets and timelines, ISS does not recommend shareholder support for this resolution.

06/19/07 - A	Family Dollar Stores, Inc. *FDO*		307000109		04/25/07		100
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

04/17/07 - A	Fifth Third Bancorp *FITB*		316773100		02/28/07		1,000
	1	Elect Directors	For	For			Mgmt
	2	Company Specific-Equity-Related	For	For			Mgmt
ISS recommends that shareholders vote FOR this proposal.
	3	Ratify Auditors	For	For			Mgmt

05/02/07 - A	Financial Institutions, Inc. *FISI*		317585404		03/16/07		100
	1	Elect Directors	For	For			Mgmt

05/30/07 - A	First Data Corp. *FDC*		319963104		04/02/07		1,000
	1	Elect Director David A. Coulter	For	For			Mgmt
	2	Elect Director Henry C. Duques	For	For			Mgmt
	3	Elect Director Richard P. Kiphart	For	For			Mgmt
	4	Elect Director Joan E. Spero	For	For			Mgmt
	5	Amend Qualified Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	6	Approve Non-Employee Director Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 10 percent is equal to the allowable cap for this company of 10 percent. Additionally, this plan expressly forbids repricing.

	7	Amend Omnibus Stock Plan	For	For			Mgmt
III. Vote Recommendation The amendments to the 2002 plan are reasonable and will not create additional cost to shareholders. As such, we recommend a vote FOR Item 7.
	8	Ratify Auditors	For	For			Mgmt

05/15/07 - A	First Niagara Financial Group, Inc. *FNFG*		33582V108		03/19/07		285
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/10/07 - A	Ford Motor Company *F*		345370860		03/14/07		1,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditor	For	For			Mgmt
	3	Increase Disclosure of Executive Compensation	Against	Against			ShrHoldr

ISS Analysis and Conclusion        ISS believes that the proponent's argument for additional disclosure is not compelling and the benefits of such disclosures are unclear. In addition, the additional disclosures for all executives who earn in excess of $500,000 are not required by the SEC and could provide competitors with sensitive compensation information that could place the company at a potential disadvantage regarding hiring and retaining executive talent.

	4	Adopt Greenhouse Gas Emissions Goals	Against	For			ShrHoldr

Conclusion        In light of challenges that have faced the company, as well as potential shifts in the regulatory environment and consumer demand, ISS believes that Ford could benefit from establishing GHG emissions reduction goals as a means of guiding its overall strategies. Specifically, we note that this proposal does not prescribe specific goals or timelines that Ford is required to meet, rather it provides management with the flexibility to establish goals that it believes are feasible based on Ford;s operations and capabilities. Moreover, based on the information that the company already discloses about its vehicle emissions and targets that it has set for emissions reductions in specific markets, it does not appear that complying with the proponents; request would be overly costly or burdensome for the company. Conversely, establishing quantitative GHG emissions reduction goals may help the company focus its strategic initiatives to meet the challenges ahead while providing interested shareholders with a means to evaluate the company;s performance on this topic and assess the impact that it may have on their investment. As such, ISS recommends that shareholders vote FOR this resolution.

	5	Amend Articles/Bylaws/Charter -- Call Special Meetings	Against	For			ShrHoldr

ISS recognizes that the company does allow shareholders to call special meetings at a higher vote requirement at 30 percent. This proposal seeks to provide shareholders owning at least ten of the outstanding common stock with the right to call special meetings, which we believe is in the best interests of shareholders. ISS believes that lower threshold presented under this proposal is reasonable and consistent with many state statutes. As such, we believe that this item warrants shareholder support.

	6	Company-Specific -- Adopt Recapitalization Plan	Against	For			ShrHoldr

ISS Analysis and Conclusion        ISS advocates a one-share, one-vote policy. We therefore frown on companies that have different classes of common stock with disparate voting rights. This effectively gives one class of shareholders disproportionate voting power in the company in relation to its equity position. As a non-binding proposal, we support the request that the company take steps to develop a recapitalization plan whereby all of the company's outstanding stock would have one vote. In general, we believe that simplified capital structures where voting interests are proportional to economic interests are preferable to dual class structures where management owns supervoting stock.

	7	Report on Global Warming	Against	Against			ShrHoldr

Conclusion        While Ford;s reporting does not address some issues of concern related to climate change, we believe that it effectively presents most shareholders with sufficient information to understand the company;s position on the issue and the potential impact that these policies may have on their investment. While we encourage the company to continue to evaluate initiatives to address climate change and increase its disclosure, we do not believe that the information requested in the proposed report will benefit shareholders from an economic perspective. As such, we recommend a vote against this resolution.

	8	Amend EEO Policy to Exclude Reference to Sexual Orientation	Against	Against			ShrHoldr

Conclusion        Therefore, considering potential benefits that may be associated with Ford;s existing policy, and the absence of information suggesting that there are significant costs or negative impacts associated with including reference to sexual orientation in the EEO statement, we do not believe shareholder support for this resolution is warranted.

	9	Performance-Based Awards	Against	Against			ShrHoldr

Conclusion        Based on the 2006 equity grants, approximately 52% of the total shares granted (including target performance stock rights) to named executive officers were performance-based under ISS guidelines. Therefore, given that the company;s long-term program for executives is substantially performance-based per ISS guidelines, we do not believe this item warrants shareholder support.

	10	Report on Implications of Rising Health Care Costs	Against	Against			ShrHoldr

Conclusion        We agree with the proponents that healthcare costs can have a significant impact on a company;s financial stability, productivity, and competitive position, and that shareholders should be informed of a company;s exposure to these costs and policies to limit the impact on the company;s success. However, in this case, we believe that information provided by the company, while not comprehensive, does provide shareholders with substantial disclosure on the financial and competitive impact that rising healthcare expenses may have on Ford, as well as a broad approach that the company is taking to limit these costs. As such, we do not recommend shareholder support for this resolution.

04/24/07 - A	Fortune Brands, Inc. *FO*		349631101		02/23/07		800
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	4	Approve Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote RecommendationThe estimated shareholder value transfer of the company's plans of 6 percent is less than the allowable cap for this company of 8 percent. Additionally, this plan expressly forbids repricing.

	5	Declassify the Board of Directors	Against	For			ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	6	Pay For Superior Performance	Against	For			ShrHoldr

Although the long-term compensation program provides good disclosure on targets and hurdle rates, ISS believes that it is not sufficiently performance-based. Further, the annual compensation program does not provide adequate disclosure concerning the weights for the given performance metric. As such, shareholder support for this proposal is warranted.

05/25/07 - A	FPL Group, Inc. *FPL*		302571104		03/26/07		1,550
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Sherry S. Barrat --- For

We recommend a vote FOR the directors with the exception of J. Hyatt Brown. We recommend that shareholders WITHHOLD votes from J. Hyatt Brown for sitting on more than three boards while serving as an outside CEO.

	1.2	Elect Director Robert M. Beall, II --- For
	1.3	Elect Director J. Hyatt Brown --- Withhold
	1.4	Elect Director James L. Camaren --- For
	1.5	Elect Director J. Brian Ferguson --- For
	1.6	Elect Director Lewis Hay, III --- For
	1.7	Elect Director Toni Jennings --- For
	1.8	Elect Director Oliver D. Kingsley, Jr. --- For
	1.9	Elect Director Rudy E. Schupp --- For
	1.10	Elect Director Michael H. Thaman --- For
	1.11	Elect Director Hansel E. Tookes, II --- For
	1.12	Elect Director Paul R. Tregurtha --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Non-Employee Director Stock Option Plan	For	For			Mgmt
VI. Vote Recommendation The estimated shareholder value transfer of the company's plans of 4 percent is less than the allowable cap for this company of 5 percent.

05/11/07 - S	Franklin New York Tax-Free Income Fund		354130106		01/05/07		2,507
	1	Elect Directors	For	For			Mgmt
	2	Amend Restated Declaration of Trust	For	For			Mgmt

The new declaration is also intended to give the board of each original Delaware Fund more flexibility and broader authority to act. This increased flexibility may allow the board to react more quickly to changes in competitive and regulatory conditions and, as a result, may allow the original Delaware Funds to operate in a more efficient and economical manner.         To the extent that the boards and management of all Franklin Templeton funds, including the boards and management of the original Delaware Funds, analyze and interpret substantially similar governing documents, rather than multiple and varied governing documents, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar trust environment.         Therefore, we believe adoption of the new declaration will not alter the board's existing fiduciary obligations to act in the shareholders; interests.

	3	Approve Change of Fundamental Investment Policy	For	For			Mgmt

Historically, most amendments to a fund;s fundamental restrictions have not been significant enough to alter a fund;s investment strategy. That said, with the elimination of certain fundamental restrictions such as those that involve hedging tactics, there is an increased risk to a shareholder;s investment. However, since the fundamental investment objective is the rule that governs all of a fund;s investment strategies, specific restraints are placed on riskier practices by virtue of the investment objective, which remains unchanged. As a result, ISS generally approves of amendments or the elimination of certain fundamental restrictions, which as a result of changes in SEC policy and state securities laws, are outdated or obsolete, and therefore unfairly hamstring a fund that was created prior to the changes in regulatory law.

	4	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	5	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	6	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	7	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	8	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	9	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	10	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	11	Approve Elimination of Fundamental Investment Policy	For	For			Mgmt
	12	Approve Change of Fundamental Investment Policy	For	For			Mgmt

05/18/07 - S	Franklin Tax-Free Trust		354723694		01/05/07		8,075
	1	Elect Directors	For	For			Mgmt
	2	Approve Conversion to Series of Delaware Business Trust	For	For			Mgmt

When changing the domicile of a fund, ISS considers the corporate laws of the state in which the fund is seeking to reincorporate as they apply to management investment companies. Shareholder rights can be particularly limited in certain states, including Delaware, Maryland, and Massachusetts.         Reorganizing the funds from Massachusetts business trusts or Maryland corporations to Delaware statutory trusts may provide benefits to the funds and its shareholders. To the extent that the boards and management have to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

	3	Approve Change of Fundamental Investment Policy	For	For			Mgmt

Historically, most amendments to a fund;s fundamental restrictions have not been significant enough to alter a fund;s investment strategy. That said, with the elimination of certain fundamental restrictions such as those that involve hedging tactics, there is an increased risk to a shareholder;s investment. However, since the fundamental investment objective is the rule that governs all of a fund;s investment strategies, specific restraints are placed on riskier practices by virtue of the investment objective, which remains unchanged. As a result, ISS generally approves of amendments or the elimination of certain fundamental restrictions, which as a result of changes in SEC policy and state securities laws, are outdated or obsolete, and therefore unfairly hamstring a fund that was created prior to the changes in regulatory law.

	4	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	5	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	6	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	7	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	8	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	9	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	10	Approve Change of Fundamental Investment Policy	For	For			Mgmt
	11	Approve Elimination of Fundamental Investment Policy	For	For			Mgmt

06/08/07 - A	Freddie Mac *FRE*		313400301		03/30/07		116
	1	Elect Director Barbara T. Alexander	For	For			Mgmt
	2	Elect Director Geoffrey T. Boisi	For	For			Mgmt
	3	Elect Director Michelle Engler	For	For			Mgmt
	4	Elect Director Robert R. Glauber	For	For			Mgmt
	5	Elect Director Richard Karl Goeltz	For	For			Mgmt
	6	Elect Director Thomas S. Johnson	For	For			Mgmt
	7	Elect Director William M. Lewis, Jr	For	For			Mgmt
	8	Elect Director Eugene M. McQuade	For	For			Mgmt
	9	Elect Director Shaud F. O Malley	For	For			Mgmt
	10	Elect Director Jeffrey M. Peek	For	For			Mgmt
	11	Elect Director Nicolas P. Retsinas	For	For			Mgmt
	12	Elect Director Stephen A. Ross	For	For			Mgmt
	13	Elect Director Richard F. Syron	For	For			Mgmt
	14	Ratify Auditors	For	For			Mgmt
	15	Amend Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 3 percent is equal to or less than the allowable cap for this company of 7 percent. Additionally, this plan expressly forbids repricing.

04/24/07 - A	Gannett Co., Inc. *GCI*		364730101		02/28/07		500
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Declassify the Board of Directors	For	For			Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders; interests.
	4	Company Specific-Governance Related--Require Chairman to be Independent	Against	Against			ShrHoldr

Given that the company's governance structure does not meet the criteria above and the fact that the company has underperformed both the index and its peers with respect to one year and three-year TSR, we believe that this item warrants shareholder support.

05/02/07 - A	General Dynamics Corp. *GD*		369550108		03/09/07		14,610
	1	Elect Director Nicholas D. Chabraja	For	For			Mgmt
	2	Elect Director James S. Crown	For	For			Mgmt
	3	Elect Director William P. Fricks	For	For			Mgmt
	4	Elect Director Charles H. Goodman	For	For			Mgmt
	5	Elect Director Jay L. Johnson	For	For			Mgmt
	6	Elect Director George A. Joulwan	For	For			Mgmt
	7	Elect Director Paul G. Kaminski	For	For			Mgmt
	8	Elect Director John M. Keane	For	For			Mgmt
	9	Elect Director Deborah J. Lucas	For	For			Mgmt
	10	Elect Director Lester L. Lyles	For	For			Mgmt
	11	Elect Director Carl E. Mundy, Jr.	For	For			Mgmt
	12	Elect Director Robert Walmsley	For	For			Mgmt
	13	Ratify Auditors	For	For			Mgmt
	14	Pay For Superior Performance	Against	For			ShrHoldr

In this case, the company;s annual and long-term compensation programs for senior executives are not substantially performance-based under current ISS guidelines. Further, the company does not disclose specific performance measures and hurdles rates for performance-based award grants to senior executives, which denies shareholder the ability to monitor the correlation between executive pay and performance. Accordingly, ISS believes shareholders should support this proposal.

	15	Performance-Based and/or Equity Based Awards	Against	For			ShrHoldr

Given that: (1) the company's long-term equity compensation program for senior executives is not significantly performance-based according to ISS' guidelines; and (2) this proposal is not overly restrictive, we believe this item warrants shareholder support.

04/25/07 - A	General Electric Co. *GE*		369604103		02/26/07		277,609
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director James I. Cash, Jr. --- For

We recommend a vote FOR the directors with the exception of independent outsider Claudio X. Gonzalez. We recommend shareholders WITHHOLD votes from Claudio X. Gonzalez for sitting on more than three boards while serving as a CEO.

	1.2	Elect Director William M. Castell --- For
	1.3	Elect Director Ann M. Fudge --- For
	1.4	Elect Director Claudio X. Gonzalez --- Withhold
	1.5	Elect Director Susan Hockfield --- For
	1.6	Elect Director Jerry R. Immelt --- For
	1.7	Elect Director Andrea Jung --- For
	1.8	Elect Director Alan G. Lafley --- For
	1.9	Elect Director Robert W. Lane --- For
	1.10	Elect Director Ralph S. Larsen --- For
	1.11	Elect Director Rochelle B. Lazarus --- For
	1.12	Elect Director Sam Nunn --- For
	1.13	Elect Director Roger S. Penske --- For
	1.14	Elect Director Robert J. Swieringa --- For
	1.15	Elect Director Douglas A. Warner III --- For
	1.16	Elect Director Robert C. Wright --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Adopt Majority Vote Standard in Director Elections	For	For			Mgmt

ISS advocates that the director election system give full effect to the shareholder franchise. Director accountability is the hallmark of good governance. The board election process must ensure that shareholders; expressions of dissatisfaction with the performance of directors have meaningful consequences. A majority vote standard transforms the director election process from a symbolic gesture to a meaningful voice for shareholders. Therefore we recommend that shareholders support this resolution for instituting a majority vote standard in uncontested director elections.

	4	Approve Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 4 percent is equal to or less than the allowable cap for this company of 5 percent. Additionally, this plan expressly forbids repricing.

	5	Company-Specific-Approve Material Terms of Senior Officer Performance Goals	For	For			Mgmt

The performance measures disclosed are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the performance awards are administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	6	Provide for Cumulative Voting	Against	For			ShrHoldr

In this case, while GE meets the governance criteria specified, the company does not meet the performance criteria. The company underperforms both the index and peers in both one-year and three-year TSR as detailed above. Accordingly, the proposal warrants shareholder support.

	7	Company-Specific -- Adopt Policy on Overboarded Directors	Against	For			ShrHoldr

Although the company maintains a policy regarding overboarded directors, the policy permits the maintenance of current directors who exceed these limits if the board determines that such director's service on the board would not be impaired. In fact, the company has already made an exception with regard to director Claudio Gonzalez, who sits on a total of ten boards. The proponent's request would not allow the company to bypass or alter these limits without shareholder approval. Therefore, we believe that the proponent's request represents a preferable policy framework from a shareholder's perspective. As such, we believe this item warrants shareholder support.

	8	Company-Specific -- One Director from the Ranks of Retirees	Against	Against			ShrHoldr

ISS believes that director nominees who are best qualified and who have the relevant experience should serve as directors for the interests of all shareholders. The director selection process should not be limited to a certain type of director. This proposal would limit the board's independent nominating committee from selecting the best director candidates. As such, we do not recommend shareholder support this item.

	9	Separate Chairman and CEO Positions	Against	For			ShrHoldr

In this case, while GE meets the governance criteria specified, the company does not meet the performance criteria. The company underperforms both the index and peers in both one-year and three-year TSR as detailed above. Accordingly, the proposal warrants shareholder support.

	10	Limit Dividend and Dividend Equivalent Payments to Executives	Against	For			ShrHoldr

While ISS notes that dividends paid to executives on unvested shares may not necessarily represent a large percentage of their total compensation, we are concerned that, over time, such dividend payments can result in large payouts. Such payouts are not tied to the performance of the award recipient or the company as a whole. ISS believes that adoption of a policy providing that shares must be fully-vested prior to dividends being paid minimizes costs to the company and its shareholders.

	11	Report on Charitable Contributions	Against	Against			ShrHoldr

In this case, we note that GE discloses a significant amount of the information requested by the proponent on its foundation website, in its 2006 Citizenship Report and through other public sources. Included in this information is disclosure of total funds contributed, as well as charts showing the percentage of funds contributed by focus area and domestically versus internationally. Further discussion on the foundation;s website describes the initiatives that the company is involved in as well as its broad rationale for charitable contributions. Therefore, based on the existing level of disclosure, ISS does not recommend shareholder support for the resolution at this time.

	12	Report on Global Warming	Against	Against			ShrHoldr

Therefore, while ISS would encourage the company to continue to evaluate and disclose information on its policies and strategic directions, we do not believe that shareholder support for this resolution is warranted.

	13	Adopt Ethical Criteria for Military Contracts	Against	Against			ShrHoldr

ISS generally agrees that detailed disclosure from the company on the risks associated with certain markets and operations can be beneficial to shareholders by providing them with more information to consider when evaluating their investments. However, we also believe that it may be inappropriate to disclose detailed information about the contract evaluation and bidding process, as provision of this data may give insight into contractual agreements, thereby providing competition with bidding advantages. Additionally, while ISS supports a sustainable approach to business operations, we also note that the federal government has stringent regulations regarding military and weapons production, weapons exportation and the associated contract bidding process. We believe that the combination of existing federal regulation, the necessity to limit disclosure where it could affect the company;s competitive advantage, and the company;s current policies and oversight systems for military and government sales outweigh the potential benefits that may be derived from this proposal.

	14	Report on Pay Disparity	Against	Against			ShrHoldr

Although ISS generally recommends votes for proposals which increase the level of disclosure on topics of importance to shareholders and support performance-based compensation for executives, the system suggested in this shareholder proposal suggests reporting on salary comparisons and evaluating overall compensation thresholds that may have limited utility for shareholders. Therefore, based on the limited utility and potentially arbitrary nature of the detailed information requested by the report, we do not recommend shareholder support for this resolution.

04/23/07 - A	Genuine Parts Co. *GPC*		372460105		02/16/07		300
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Mary B. Bullock --- For
We recommend a vote FOR the directors with the exception of J. Hicks Lanier, from whom we recommend shareholders WITHHOLD votes for sitting on more than three boards while serving as a CEO.
	1.2	Elect Director Richard W. Courts, II --- For
	1.3	Elect Director Jean Douville --- For
	1.4	Elect Director Thomas C. Gallagher --- For
	1.5	Elect Director George C. 'Jack' Guynn --- For
	1.6	Elect Director John D. Johns --- For
	1.7	Elect Director Michael M.E. Johns, M.D. --- For
	1.8	Elect Director J. Hicks Lanier --- Withhold
	1.9	Elect Director Wendy B. Needham --- For
	1.10	Elect Director Jerry W. Nix --- For
	1.11	Elect Director Larry L. Prince --- For
	1.12	Elect Director Gary W. Rollins --- For
	1.13	Elect Director Lawrence G. Steiner --- For
	2	Reduce Supermajority Vote Requirement	For	For			Mgmt

ISS maintains that a simple majority of voting shares should be sufficient to effect changes in a company's corporate governance. We support any reduction of a company;s voting requirements, even if the change is simply a lower supermajority.

	3	Ratify Auditors	For	For			Mgmt

05/15/07 - A	Genworth Financial, Inc. *GNW*		37247D106		03/20/07		32,825
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/23/07 - A	GlaxoSmithKline plc		37733W105		03/16/07		24,014
Meeting for Holders of ADRs
	1	TO RECEIVE AND ADOPT THE DIRECTORS REPORT AND THE FINANCIAL STATEMENTS	For	For			Mgmt
	2	TO APPROVE THE REMUNERATION REPORT	For	For			Mgmt
	3	TO ELECT DR DANIEL PODOLSKY AS A DIRECTOR	For	For			Mgmt
	4	TO ELECT DR STEPHANIE BURNS AS A DIRECTOR	For	For			Mgmt
	5	TO RE-ELECT MR JULIAN HESLOP AS A DIRECTOR	For	For			Mgmt
	6	TO RE-ELECT SIR DERYCK MAUGHAN AS A DIRECTOR	For	For			Mgmt
	7	TO RE-ELECT DR RONALDO SCHMITZ AS A DIRECTOR	For	For			Mgmt
	8	TO RE-ELECT SIR ROBERT WILSON AS A DIRECTOR	For	For			Mgmt
	9	Ratify Auditors	For	For			Mgmt
	10	REMUNERATION OF AUDITORS	For	For			Mgmt
	11	TO AUTHORISE THE COMPANY TO MAKE DONATIONS TO EU POLITICAL ORGANISATIONS AND INCUR EU POLITICAL EXPENDITURE	For	For			Mgmt
	12	AUTHORITY TO ALLOT SHARES	For	For			Mgmt
	13	DISAPPLICATION OF PRE-EMPTION RIGHTS (SPECIAL RESOLUTION)	For	For			Mgmt
	14	AUTHORITY FOR THE COMPANY TO PURCHASE ITS OWN SHARES (SPECIAL RESOLUTION)	For	For			Mgmt
	15	AMENDMENT OF THE ARTICLES OF ASSOCIATION (SPECIAL RESOLUTION)	For	For			Mgmt

06/07/07 - A	GlobalSantaFe Corporation (formerly Santa Fe International Corp) *GSF*		G3930E101		04/09/07		16,480
Meeting for Holders of ADRs
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/10/07 - A	Google Inc *GOOG*		38259P508		03/22/07		10
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Omnibus Stock Plan	For	Against			Mgmt

                                                    VI. Vote Recommendation        Although the estimated shareholder value transfer of the company's plans of 7 percent is equal to or less than the allowable cap for this company of 8 percent, the plan allows repricing of underwater stock options in a variety of methods (see Plan Features) without shareholder approval, which we believe reduces the incentive value of the plan. Please note that the Plan permits transfer of awards to a third-party financial institutional.

	4	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	5	Adopt Policies to Protect Freedom of Access to the Internet	Against	For			ShrHoldr

Therefore, based on Google;s lack of disclosure on its policies related to Internet monitoring and censorship, as well as the impact that these issues may have on the company, we recommend shareholder support for this resolution.

04/28/07 - A	Harley-Davidson, Inc. *HOG*		412822108		03/05/07		15,616
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

04/24/07 - A	Harsco Corp. *HSC*		415864107		03/02/07		366
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/11/07 - A	Health Care REIT, Inc. *HCN*		42217K106		03/14/07		1,352
	1	Elect Directors	For	For			Mgmt
	2	Increase Authorized Common Stock	For	For			Mgmt
This proposal seeks to increase authorized common stock by 100,000,000 shares, which is 75,000,000 shares below the allowable threshold of 175,000,000 shares.
	3	Increase Authorized Preferred Stock	For	For			Mgmt
This proposal seeks to increase authorized preferred stock by 25,000,000 shares which is 7,500,000 shares below the allowable increase of 32,500,000 shares.
	4	Ratify Auditors	For	For			Mgmt

05/24/07 - A	Home Depot, Inc. *HD*		437076102		03/26/07		15,590
	1	Elect Director David H. Batchelder	For	For			Mgmt

We recommend a vote FOR the directors with the exception of independent outsider Claudio X. González and Kenneth G. Langone. We recommend that shareholders vote AGAINST Claudio X. González for sitting on more than six boards and Kenneth Langone for the lack of oversight on the option grant process from 1994 - 2000.

	2	Elect Director Francis S. Blake	For	For			Mgmt
	3	Elect Director Gregory D. Brenneman	For	For			Mgmt
	4	Elect Director John L. Clendenin	For	For			Mgmt
	5	Elect Director Claudio X. Gonzalez	For	Against			Mgmt
	6	Elect Director Milledge A. Hart, III	For	For			Mgmt
	7	Elect Director Bonnie G. Hill	For	For			Mgmt
	8	Elect Director Laban P. Jackson, Jr.	For	For			Mgmt
	9	Elect Director Helen Johnson-Leipold	For	For			Mgmt
	10	Elect Director Lawrence R. Johnston	For	For			Mgmt
	11	Elect Director Kenneth G. Langone	For	Against			Mgmt
	12	Ratify Auditors	For	For			Mgmt
	13	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	Against	Against			ShrHoldr

In this case, we believe that Home Depot's policy addresses the issue raised by this proposal by requiring the rights to be redeemed, caused to expire or submitted to a vote of the shareholders within one year.

	14	Prepare Employment Diversity Report	Against	For			ShrHoldr
As such we recommend that shareholders vote for this resolution.
	15	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	16	Claw-back of Payments under Restatements	Against	Against			ShrHoldr

Because: 1) the board has adopted a formal compensation recoupment policy that substantially addresses the provisions set forth by the proponent; 2) the company does not appear to be the subject of any material restatement nor does it have a chronic restatement history, we do not believe that shareholder support for this resolution is warranted.

	17	Submit Supplemental Executive Retirement Plans to Shareholder vote	Against	For			ShrHoldr

ISS generally votes FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans contain no excessive benefits beyond what is offered under employee-wide plans. However, in light of the lucrative SERP that was provided to former CEO, Robert Nardelli, ISS believes that support of this proposal is warranted.

	18	Performance-Based Equity Awards	Against	For			ShrHoldr
Based on the above analysis, ISS recommends a vote FOR this shareholder proposal.
	19	Pay for Superior Performance	Against	For			ShrHoldr

In this case, the company;s long-term compensation programs for named executive officers are not substantially performance-based under current ISS guidelines. Further, the company did not disclose specific performance hurdles rates for the annual incentive program, which denies shareholder the ability to monitor the correlation between executive pay and performance. Accordingly, ISS believes shareholders should support this proposal.

	20	Affirm Political Non-partisanship	Against	Against			ShrHoldr
Since it appears that the company has already addressed this issue through its own internal policies and observance of federal law, we do not believe that support of this proposal is warranted.
	21	Separate Chairman and CEO Positions	Against	For			ShrHoldr

In this case, the board is at least 2/3 independent, all key committees are comprised entirely of independent directors, and the company has established governance guidelines. As stated from the company's website, the independent directors serving on the company;s board will select a lead director annually. The lead director, who is required to be independent, will (i) act as a liaison between the non-management directors and the company;s management, (ii) chair the executive sessions of non-management directors, (iii) chair board meetings when the chairman is not present, (iv) consult with the chairman and approve the schedules, agendas and information provided to the board for each meeting and (v) consult with the chairman on such other matters pertinent to the company and the board. The lead director may call meetings of non-management directors by providing appropriate notice of such meetings in accordance with the Bylaws. The lead director shall also be available for consultation and direct communication with major shareholders upon request. Therefore, the company meets all the duties of lead director. While the company has underperformed the S&P 500 index, there has been a change in the chairman & CEO position within the past year.         We note that the lead director has all the duties that ISS considers necessary to act as a counterbalance to combined Chair/CEO position. However, the company has had problematic governance issues specially relating to its compensation practices and ignoring majority supported shareholder proposal (see discussion under Company Insight and Elect Directors section). Further, the current lead director, Kenneth Langone, was part of the Stock Option Committee, that failed to provide adequate oversight to the stock option grant practices from 1994 - 2000. Therefore, ISS believes that the separation of the combined roles will provide for an independent Chairman to monitor the performance of the CEO.

04/23/07 - A	Honeywell International, Inc. *HON*		438516106		02/23/07		2,200
	1	Elect Director Gordon M. Bethune	For	For			Mgmt
	2	Elect Director Jaime Chico Pardo	For	For			Mgmt
	3	Elect Director David M. Cote	For	For			Mgmt
	4	Elect Director D. Scott Davis	For	For			Mgmt
	5	Elect Director Linnet F. Deily	For	For			Mgmt
	6	Elect Director Clive R. Hollick	For	For			Mgmt
	7	Elect Director James J. Howard	For	For			Mgmt
	8	Elect Director Ivan G. Seidenberg	For	For			Mgmt
	9	Elect Director Bradley T. Sheares	For	For			Mgmt
	10	Elect Director Eric K. Shinseki	For	For			Mgmt
	11	Elect Director John R. Stafford	For	For			Mgmt
	12	Elect Director Michael W. Wright	For	For			Mgmt
	13	Ratify Auditors	For	For			Mgmt
	14	Approve Nonqualified Employee Stock Purchase Plan	For	For			Mgmt

Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company's growth. Stock purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder's perspective, the limit on the company;s matching contribution is reasonable and there are caps placed on the employee;s contribution (expressed as a percent of compensation which may exclude bonus, commissions or special compensation). There is minimum dilution associated with the plan since shares of company stock are purchased on the open market with mainly employee contributions.

	15	Claw-back of Payments under Restatements	Against	Against			ShrHoldr

Because: 1) the board has adopted a formal Claw-Back policy that substantially addresses the provisions set forth by the proponent; 2) the company does not appear to be the subject of any material restatement nor does it have a chronic restatement history, we do not believe that shareholder support for this resolution is warranted.

	16	Performance-Based and/or Time-Based Equity Awards	Against	For			ShrHoldr

Given that: (1) the company's long-term equity compensation program for senior executives is not performance-based according to ISS' guidelines and; (2) this proposal is not overly restrictive, we believe this item warrants shareholder support.

	17	Amend Articles/Bylaws/Charter -- Call Special Meetings	Against	For			ShrHoldr

The proposal seeks to provide shareholders with the right to call special meetings which we believe is in the best interests of shareholders. Accordingly, shareholder support of this proposal is warranted.

	18	Remove Six Sigma Terminology	Against	Against			ShrHoldr
We believe that these decisions are operational in nature and are best left to the company's management. Therefore, we believe shareholder support of this proposal is not warranted.

05/15/07 - A	Hospira, Inc. *HSP*		441060100		03/19/07		275
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/17/07 - A	Host Hotels & Resorts, Inc. *HST*		44107P104		03/29/07		4
	1	Elect Director Roberts M. Baylis	For	For			Mgmt

We recommend a vote FOR the directors with the exception of Terence C. Golden. We recommend that shareholders vote AGAINST Terence C. Golden for standing as an affiliated outsider on the Audit Committee.

	2	Elect Director Terence C. Golden	For	Against			Mgmt
	3	Elect Director Ann M. Korologos	For	For			Mgmt
	4	Elect Director Richard E. Marriott	For	For			Mgmt
	5	Elect Director Judith A. Mchale	For	For			Mgmt
	6	Elect Director John B. Morse Jr	For	For			Mgmt
	7	Elect Director Christopher J. Nassetta	For	For			Mgmt
	8	Ratify Auditors	For	For			Mgmt

05/25/07 - A	HSBC Holdings plc		404280406		03/23/07		100
Meeting for Holders of ADRs
	1	TO RECEIVE THE REPORT AND ACCOUNTS FOR 2006	For	For			Mgmt
	2	TO APPROVE THE DIRECTORS REMUNERATION REPORT FOR 2006	For	For			Mgmt
	3(a)	TO RE-ELECT THE LORD BUTLER A DIRECTOR	For	For			Mgmt
	3(b)	TO RE-ELECT THE BARONESS DUNN A DIRECTOR	For	For			Mgmt
	3(c)	TO RE-ELECT R A FAIRHEAD A DIRECTOR	For	For			Mgmt
	3(d)	TO RE-ELECT W K L FUNG A DIRECTOR	For	For			Mgmt
	3(e)	TO RE-ELECT SIR BRIAN MOFFAT A DIRECTOR	For	For			Mgmt
	3(f)	TO RE-ELECT G MORGAN A DIRECTOR	For	For			Mgmt
	4	Ratify Auditors	For	For			Mgmt
	5	TO AUTHORISE THE DIRECTORS TO ALLOT SHARES	For	For			Mgmt
	6	TO DISAPPLY PRE-EMPTION RIGHTS (SPECIAL RESOLUTION)	For	For			Mgmt
	7	TO AUTHORISE THE COMPANY TO PURCHASE ITS OWN ORDINARY SHARES	For	For			Mgmt
	8	TO AUTHORISE THE DIRECTORS TO OFFER A SCRIP DIVIDEND ALTERNATIVE	For	For			Mgmt
	9	TO AUTHORISE THE COMPANY TO MAKE POLITICAL DONATIONS AND INCUR POLITICAL EXPENDITURE	For	For			Mgmt
	10	TO AUTHORISE HSBC BANK PLC TO MAKE POLITICAL DONATIONS AND INCUR POLITICAL EXPENDITURE	For	For			Mgmt
	11	TO AUTHORISE ELECTRONIC COMMUNICATIONS WITH SHAREHOLDERS IN ACCORDANCE WITH THE COMPANIES ACT 2006	For	For			Mgmt
	12	TO ALTER THE ARTICLES OF ASSOCIATION (SPECIAL RESOLUTION)	For	For			Mgmt

04/19/07 - A	Idearc Inc. *IAR*		451663108		03/01/07		192
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/04/07 - A	Illinois Tool Works Inc. *ITW*		452308109		03/06/07		7,560
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

06/06/07 - A	Ingersoll-Rand Company Limited *IR*		G4776G101		04/09/07		5,355
Meeting for Holders of ADR's
	1	Elect Directors	For	For			Mgmt
	2	ADOPTION OF THE INCENTIVE STOCK PLAN OF 2007.	For	For			Mgmt
	3	Ratify Auditors	For	For			Mgmt
	4	SHAREHOLDER PROPOSAL TO REQUIRE A SHAREHOLDER VOTE ON AN ADVISORY RESOLUTION WITH RESPECT TO EXECUTIVE COMPENSATION.	Against	For			ShrHoldr

05/16/07 - A	Intel Corp. *INTC*		458140100		03/19/07		37,683
	1	Elect Director Craig R. Barrett	For	For			Mgmt

We recommend a vote FOR the directors with the exception of affiliated outsider Charlene Barshefsky. We recommend that shareholders vote AGAINST Charlene Barshefsky for standing as an affiliated outsider on the Nominating Committee.

	2	Elect Director Charlene Barshefsky	For	Against			Mgmt
	3	Elect Director Susan L. Decker	For	For			Mgmt
	4	Elect Director D. James Guzy	For	For			Mgmt
	5	Elect Director Reed E. Hundt	For	For			Mgmt
	6	Elect Director Paul S. Otellini	For	For			Mgmt
	7	Elect Director James D. Plummer	For	For			Mgmt
	8	Elect Director David S. Pottruck	For	For			Mgmt
	9	Elect Director Jane E. Shaw	For	For			Mgmt
	10	Elect Director John L. Thornton	For	For			Mgmt
	11	Elect Director David B. Yoffie	For	For			Mgmt
	12	Ratify Auditors	For	For			Mgmt
	13	Amend Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 6 percent is equal to or less than the allowable cap for this company of 12 percent. Additionally, this plan expressly forbids repricing.

	14	Approve Executive Incentive Bonus Plan	For	For			Mgmt

While ISS prefers that the 2007 Incentive Plan qualifies for favorable tax deduction under Section 162(m) limits, ISS notes that the flexibility of increasing named executive officers' bonus payouts will be limited to only 10% of target payout. Therefore, the upward potential has been capped and disclosed to shareholders. At this time, ISS recommends a vote FOR this proposal.

	15	Limit Executive Compensation	Against	Against			ShrHoldr

ISS believes that top five compensation should be linked to the company's performance. If the company has met or exceeded the target performance level, executives should be remunerated for their efforts. Although we agree with the principle of pay-for-performance in setting executive pay, we believe that the cessation of all rights, options, SARs, and possible severance payments to top five management: (1) does not resolve potential disconnects between pay and performance and (2) would be unduly restrictive with respect to the company's compensation strategies. As such, we recommend a vote AGAINST.

04/24/07 - A	International Business Machines Corp. *IBM*		459200101		02/23/07		32,641
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Reduce Supermajority Vote Requirement	For	For			Mgmt
ISS believes that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. As such, we support this proposal.
	4	Reduce Supermajority Vote Requirement	For	For			Mgmt
ISS believes that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. As such, we support this proposal.
	5	Reduce Supermajority Vote Requirement	For	For			Mgmt
ISS believes that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. As such, we support this proposal.
	6	Reduce Supermajority Vote Requirement	For	For			Mgmt
ISS believes that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. As such, we support this proposal.
	7	Restore or Provide for Cumulative Voting	Against	For			ShrHoldr
Although IBM does not fail the performance criteria specified, it does not meet all of the aforementioned corporate governance criteria. Accordingly, the proposal warrants shareholder support.
	8	Evaluate Age Discrimination in Retirement Plans	Against	Against			ShrHoldr

ISS believes the scope of the proponent;s proposal is overly broad since it asks that all employees be allowed to choose participation in the plan, which could be costly to shareholders. Accordingly, we recommend a vote AGAINST this proposal.

	9	Review Executive Compensation	Against	For			ShrHoldr

ISS believes that pension fund income can distort true operating performance, which may be the basis for determining executive bonuses and performance-related pay rather than gains from defined benefit plans. Shareholders should therefore support proposals that would exclude pension credits from calculations of executive compensation as this provides a cleaner measure for assessing actual performance. Furthermore, the company is not precluded from including pension credits from calculations of executive pay in the future. Adopting this practice is a matter of good corporate governance practice.

	10	Report on Outsourcing	Against	Against			ShrHoldr

Conclusion        In this case, we note that IBM does outsource and continues to seek opportunities to outsource some positions to foreign markets where the company has determined that such actions would ultimately benefit the company and increase shareholder value. Further, we note that due to increasing global demand for IT outsourcing, a number of the company;s peers and competitors also pursue similar outsourcing opportunities. Finally, we question whether or not detailed disclosure on the company;s policies regarding job outsourcing will provide benefits to shareholders commensurate with the cost of preparing this report. Therefore, ISS does not recommend support for this proposal at this time.

	11	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

ISS notes that the proponent has crafted the proposal in a way that would afford the board the flexibility to address the status of incumbent director nominees who fail to receive a majority vote under a majority vote standard. Further, the proposal allow for plurality vote standard in contested elections where the number of director nominees exceeds the available board seats. We concur with the proponent that a majority vote standard (with a carve out for plurality in contested election) combined with the company;s current post-election director resignation policy would establish a more meaningful director election process. As such, we believe this proposal warrants shareholder support.

05/07/07 - A	International Paper Co. *IP*		460146103		03/16/07		376
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Directors David J. Bronczek --- For

We recommend a vote FOR the directors with the exceptions of independent outsiders Martha F. Brooks and John L. Townsend, III. We recommend that shareholders vote AGAINST independent outsiders Martha F. Brooks and John L. Townsend, III for failure to implement the approved shareholder proposal to adopt annual election of each director.

	1.2	Elect Directors Martha F. Brooks --- Withhold
	1.3	Elect Directors Lynn Laverty Elsenhans --- For
	1.4	Elect Directors John L. Townsend, III --- Withhold
	2	Ratify Auditors	For	For			Mgmt
	3	Require a Majority Vote for the Election of Directors	For	For			ShrHoldr

We commend the company for recommending a vote in favor of this shareholder proposal, which demonstrates a commitment to shareholders; interests. ISS advocates that the director election system give full effect to the shareholder franchise. A majority vote standard (with carve out for plurality in contested elections) coupled with a post-election director resignation policy would establish a more meaningful director election process and would afford the board a structure to address failed elections. Accordingly, we believe shareholders support of this proposal is warranted.

05/08/07 - A	ITT Corp. *ITT*		450911102		03/12/07		23,805
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

04/26/07 - A	Johnson & Johnson *JNJ*		478160104		02/27/07		103,820
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

Director accountability is the hallmark of good governance. The board election process must ensure that shareholders' expressions of dissatisfaction with the performance of directors have meaningful consequences. A majority vote standard transforms the director election process from a symbolic gesture to a meaningful voice for shareholders. ISS believes that proposals seeking majority vote requirements in boardroom elections warrant shareholder support provided a majority vote requirement does not conflict with the state law where the company is incorporated. Further, ISS will not support any resolutions that do not allow for a carveout for plurality elections when there are more nominees that board seats. ISS advocates that a majority vote standard coupled with a director resignation policy and a plurality carveout in contested elections would give full effect to the shareholder franchise.

	4	Submit Supplemental Executive Retirement Plans to Shareholder vote	Against	For			ShrHoldr
ISS recommends shareholders support this proposal as we believe that base salary is a sufficient basis upon which to base pension benefits to executives.

05/15/07 - A	JPMorgan Chase & Co. *JPM*		46625H100		03/16/07		12,224
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Put Repricing of Stock Options to Shareholder Vote	Against	Against			ShrHoldr

ISS believes that taking away the company's ability to grant stock options is an arbitrary and excessively restrictive proposal that could potentially prohibit the company from compensating employees based upon their individual and company-wide performance. Being unable to issue stock options could hinder the company's ability to attract and retain competent executive officers. Moreover, under the company's corporate governance guidelines and existing equity plans, the company is prohibited from repricing options without shareholder proposal. As such, ISS does not feel that shareholder support of this proposal is warranted.

	4	Performance-Based and/or Time-Based Equity Awards	Against	For			ShrHoldr

In this case, ISS does not believe the proposal is overly restrictive nor does it appear that a substantial portion of the company;s equity awards are truly performance-based with some inherent risk of forfeiture. Therefore, we believe this proposal merits shareholder support.

	5	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	6	Separate Chairman and CEO Positions	Against	Against			ShrHoldr

In this case, the company meets all of the criteria in the counterbalancing structure described above. We believe that the company;s governance structure provides a satisfactory balance to a unified chairman and CEO position. Accordingly, the proposal does not warrant shareholder support.

	7	Provide for Cumulative Voting	Against	For			ShrHoldr

In this case, the company fails to meet all of the aforementioned corporate governance and performance criteria. Specifically, the company does not have a majority vote standard in place. Accordingly, the proposal warrants shareholder support.

	8	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

In this case, the company employs plurality standard in the election of directors with a post-election director resignation policy in its Bylaws, which we do not believe it has substantially implemented this shareholder proposal on majority voting. ISS advocates that the director election system give full effect to the shareholder franchise. A majority vote standard (with carve out for plurality in contested elections) coupled with the company's current post-election director resignation policy would establish a more meaningful director election process and would afford the board a structure to address failed elections. Accordingly, this proposal warrants shareholder support.

	9	Report on Political Contributions	Against	Against			ShrHoldr

In the case of JP Morgan Chase, ISS notes that the company provides a policy statement on political contributions on its corporate website. This document provides broad discussion on the company;s rationale and strategy for political contributions and public policy activities, as well as information on JP Morgan;s compliance and oversight procedures. Additionally, the company has also publicly disclosed a list of PAC contributions for 2006 and has committed to continue to update the reporting annually. While this reporting does not meet the level of transparency requested by the proponent, we believe that it does provide shareholders with sufficient information to evaluate the company;s policies, activities, and oversight mechanisms related to political contributions and assess potential risks to their investment related to such actions. As such, we do not recommend shareholder support for this resolution.

	10	Report on Management Initiatives to Address Links to Slavery and Human Rights Abuse	Against	Against			ShrHoldr

ISS is concerned with the broad nature of this resolution. We believe that the company has clearly disclosed information in this filing and in other public documents regarding its public apology for its predecessor companies; association with slavery and the scholarship fund that was established in Louisiana. Beyond this specific issue, ISS is not aware of other initiatives by JP Morgan to broadly or specifically address human rights abuses and questions the utility of including this information in a separate report on this subject. Therefore, based on concerns over the scope of this resolution and the existing disclosure provided by the company, we do not believe that shareholder support is warranted for this resolution.

05/17/07 - A	Kaydon Corp. *KDN*		486587108		03/19/07		50
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director David A. Brandon --- Withhold

We recommend a vote FOR the directors with the exception of independent outsider David A. Brandon. We recommend that shareholders WITHHOLD votes from David A. Brandon for sitting on more than three boards.

	1.2	Elect Director Timothy J. O'Donovan --- For
	1.3	Elect Director James O'Leary --- For
	1.4	Elect Director Thomas C. Sullivan --- For
	2	Ratify Auditors	For	For			Mgmt

04/27/07 - A	Kellogg Co. *K*		487836108		03/01/07		7,625
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Prepare a Sustainability Report	Against	Against			ShrHoldr

ISS encourages Kellogg;s to increase its level of transparency related to social and environmental metrics and performance, and consider the potential benefits of structuring its reporting along established guidelines. We believe that by continuing to expand on its existing sustainability related information, management and shareholders will better understand how these issues affect the company;s strategic position and how the company is responding to the implementation of its sustainability policies. That said, we believe that Kellogg;s existing disclosure provides sufficient insight for shareholders into Kellogg;s policies and practices and demonstrates its commitment to addressing many issues related to developing sustainable operations at the company. As such, we do not believe this proposal warrants shareholder support.

	4	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

Conclusion        While the company has taken steps in the right direction with the addition of the director resignation policy, the company currently has a plurality voting standard with the director resignation policy (in an uncontested election). We believe that the majority vote standard with the director resignation along with a plurality standard for contested elections is the benchmark that companies should transition to. As such, we recommend that shareholders vote FOR this proposal.

05/10/07 - A	KeyCorp *KEY*		493267108		03/13/07		888
	1	Elect Directors	For	For			Mgmt
	2	Establish Range For Board Size	For	For			Mgmt
ISS believes that the proposed change is relatively minor and that it is not motivated by a desire to entrench management.
	3	Declassify the Board of Directors	Against	For			ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	4	Ratify Auditors	For	For			Mgmt

04/26/07 - A	Kimberly-Clark Corp. *KMB*		494368103		02/26/07		1,250
	1	Elect Director James M. Jenness	For	For			Mgmt
	2	Elect Director Linda Johnson Rice	For	For			Mgmt
	3	Elect Director Marc J. Shapiro	For	For			Mgmt
	4	Ratify Auditors	For	For			Mgmt
	5	Declassify the Board of Directors	For	For			Mgmt

The ability to elect directors is the single most important use of the shareholder franchise. ISS believes that all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders; interests.

	6	Adopt Simple Majority Vote	Against	For			ShrHoldr

ISS maintains that a simple majority of voting shares should be sufficient to effect changes in a company;s corporate governance. Requiring more than a simple majority may permit management to entrench itself by blocking amendments that are in shareholders; best interests. Accordingly, we believe that this proposal warrants shareholder support.

	7	Adopt ILO Standards	Against	Against			ShrHoldr

ISS notes that Kimberly-Clark;s sustainability report substantially addresses each of the key ILO conventions set forth by the proponent. Moreover, the company does not appear to be the subject of any recent, significant litigation related to its workplace labor rights policies. As such, we do not believe that shareholder support for this resolution is warranted.

	8	Report on Feasibility of Phasing Out the Use of Non-certified Wood Fiber	Against	Against			ShrHoldr

In this case, ISS notes that the proponent is requesting a feasibility study rather than a commitment to use only FSC certified fibers within a ten-year period; however, we question the benefit that shareholders may derive from this additional disclosure, particularly in light of the forthcoming feasibility study commissioned by the company on this issue. Beyond its commitment to evaluate the feasibility of sourcing only FSC certified materials, Kimberly Clark has made its policies regarding certification readily available on its corporate website through its sustainability report, and in its public filings. ISS believes that this disclosure, coupled with the pending feasibility report conducted by Hawkins Wright, LTD., provides Kimberly-Clark;s shareholders with sufficient information to understand the company;s policies and evaluate the potential for associated risk to their investment. Therefore, ISS does not believe shareholder support for the resolution is warranted

05/02/07 - A	Kohl's Corp. *KSS*		500255104		03/07/07		600
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 7 percent is equal to the allowable cap for this company of 7 percent. Additionally, this plan expressly forbids repricing.

	4	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	5	Company Specific-Adopt Majority Vote for Election of Directors	For	For			Mgmt
ISS commends the company for seeking to adopt a majority vote standard for the election of directors, with a plurality vote carve-out for contested elections and a director resignation policy.
	6	Require a Majority Vote for the Election of Directors	Against	Against			ShrHoldr
ISS notes that the board has submitted a substantially similar amendment for shareholder approval, as detailed above in Item 5.

04/24/07 - A	L-3 Communications Holdings, Inc. *LLL*		502424104		03/16/07		800
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Michael T. Strianese --- For

While ISS does not favor this action, we realize that the overall effect of the actions taken by the company to address the administrative errors outweighs this negative action. Based on the size of adjustment of 0.3% of 2006 revenue and the remedial actions that the compensation committee has adopted, ISS does not believe withholding from the past or present compensation committee members is warranted at this time.

	1.2	Elect Director Claude R. Canizares --- For
	1.3	Elect Director Thomas A. Corcoran --- For
	1.4	Elect Director Alan H. Washkowitz --- For
	2	Ratify Auditors	For	For			Mgmt

04/26/07 - A	Lockheed Martin Corp. *LMT*		539830109		03/01/07		2,679
	1	Elect Directors	For	Withhold			Mgmt
	1.1	Elect Director E. C. Aldridge, Jr. --- Withhold

We recommend shareholders WITHHOLD votes from all nominees for failure to adopt all provisions of a shareholder proposal that received the approval of the majority of shares cast for the previous two consecutive years.

	1.2	Elect Director Nolan D. Archibald --- Withhold
	1.3	Elect Director Marcus C. Bennett --- Withhold
	1.4	Elect Director James O. Ellis, Jr. --- Withhold
	1.5	Elect Director Gwendolyn S. King --- Withhold
	1.6	Elect Director James M. Loy --- Withhold
	1.7	Elect Director Douglas H. McCorkindale --- Withhold
	1.8	Elect Director Eugene F. Murphy --- Withhold
	1.9	Elect Director Joseph W. Ralston --- Withhold
	1.10	Elect Director Frank Savage --- Withhold
	1.11	Elect Director James M. Schneider --- Withhold
	1.12	Elect Director Anne Stevens --- Withhold
	1.13	Elect Director Robert J. Stevens --- Withhold
	1.14	Elect Director James R. Ukropina --- Withhold
	1.15	Elect Director Douglas C. Yearley --- Withhold
	2	Ratify Auditors	For	For			Mgmt
	3	Increase Disclosure of Executive Compensation	Against	Against			ShrHoldr

ISS believes that the proponent's argument for additional disclosure is not compelling and the benefits of such disclosures are unclear. In addition, the additional disclosures are not required by the SEC and could provide competitors with sensitive compensation information that could place the company at a potential disadvantage regarding hiring and retaining executive talent.

	4	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	5	Report on Nuclear Weapons	Against	Against			ShrHoldr

ISS notes that Lockheed Martin does not appear to provide any detailed information about its policies and procedures related to DU and nuclear components. However, the company does provide detailed EHS information demonstrating a commitment to manage its operations with an eye on sustainability issues pertinent to the company. In particular, this information includes company goals and performance targets aimed at improving its efficiencies in areas of employee safety and the environment. Moreover, the company does not appear to be the subject of any recent, significant litigation or fines related to it management of DU or nuclear materials. As such, ISS does not believe that the potential cost and burden of providing this report will produce commensurate benefits to shareholders. As such, we do not recommend support for this resolution.

05/25/07 - A	Lowe's Companies, Inc. *LOW*		548661107		03/30/07		46,308
	1	Elect Directors	For	For			Mgmt
	2	Amend Qualified Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors	For	For			Mgmt
	4	Require Director Nominee Qualifications	Against	Against			ShrHoldr

ISS believes that this decision should be made on an individual basis and not according to an inflexible, across-the-board standard, as this proposal suggests.         Given that the company has governance standards in place which provide for independence, accountability, and a focus on fiduciary duty among Lowe's board members, ISS does not believe that adoption of the proposed guidelines would add additional value to shareholders at this time.

	5	Report on Progress Toward Implementing the Company?s Wood Policy	Against	Against			ShrHoldr

Based on the company;s publicly disclosed wood policy, combined with the annually updated status report on the implementation of this policy, ISS does not believe that the requested information would provide enough meaningful information to shareholders to warrant additional reporting. Therefore, we do not recommend shareholder support for this resolution.

	6	Declassify the Board of Directors	Against	For			ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. As such, shareholder support for this proposal is warranted.

	7	Submit Severance Agreement (Change in Control) to shareholder Vote	Against	For			ShrHoldr

ISS believes that tax gross-ups associated with severance benefits can amount to significant value. By excluding these benefits from the company's policy, shareholders are unable to voice their opinion on overly-generous severance benefits. Therefore, ISS believes this proposal warrants shareholder support.

	8	Pay For Superior Performance	Against	For			ShrHoldr

In this case, ISS notes that the company;s annual compensation program for named executives does provide adequate disclosure concerning the specific hurdle rates and target payments for the disclosed financial metric. However, the long-term compensation program is largely time-based and does not disclose performance metrics, hurdle rates or target payouts. Accordingly, ISS believes that the company has not sufficiently established a pay-for-superior-performance standard in its executive compensation programs. As such, ISS believes that shareholder support for this proposal is warranted.

04/17/07 - A	M & T Bank Corp. *MTB*		55261F104		02/28/07		50
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Brent D. Baird --- For

We recommend a vote FOR the directors with the exception of independent outsider Robert T. Brady. We recommend shareholders WITHHOLD votes from Robert T. Brady for sitting on more than three boards while serving as a CEO.

	1.2	Elect Director Robert J. Bennet --- For
	1.3	Elect Director C. Angela Bontempo --- For
	1.4	Elect Director Robert T. Brady --- Withhold
	1.5	Elect Director Michael D. Buckley --- For
	1.6	Elect Director T.J. Cunningham III --- For
	1.7	Elect Director Mark J. Czarnecki --- For
	1.8	Elect Director Colm E. Doherty --- For
	1.9	Elect Director Richard E. Garman --- For
	1.10	Elect Director Daniel R. Hawbaker --- For
	1.11	Elect Director Patrick W.E. Hodgson --- For
	1.12	Elect Director Richard G. King --- For
	1.13	Elect Director Reginald B. Newman II --- For
	1.14	Elect Director Jorge G. Pereira --- For
	1.15	Elect Director Michael P. Pinto --- For
	1.16	Elect Director Robert E. Sadler, Jr. --- For
	1.17	Elect Director Eugene J. Sheehy --- For
	1.18	Elect Director Stephen G. Sheetz --- For
	1.19	Elect Director Herbert L. Washington --- For
	1.20	Elect Director Robert G. Wilmers --- For
	2	Ratify Auditors	For	For			Mgmt

04/25/07 - A	Marathon Oil Corp *MRO*		565849106		02/26/07		400
	1	Elect Director Charles F. Bolden, Jr.	For	For			Mgmt
	2	Elect Director Charles R. Lee	For	For			Mgmt
	3	Elect Director Dennis H. Reilley	For	For			Mgmt
	4	Elect Director John W. Snow	For	For			Mgmt
	5	Elect Director Thomas J. Usher	For	For			Mgmt
	6	Ratify Auditors	For	For			Mgmt
	7	Approve Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 4 percent is less than the allowable cap for this company of 5 percent. Additionally, this plan expressly forbids repricing.

	8	Reduce Supermajority Vote Requirement	For	For			Mgmt
ISS supports any reduction of a company;s voting requirements, even if the change is simply a lower supermajority.
	9	Increase Authorized Common Stock	For	For			Mgmt
The requested increase of 550,000,000 shares is below the allowable threshold of 825,000,000 shares.

04/27/07 - A	Marriott International Inc. *MAR*		571903202		03/06/07		16,725
	1	Elect Director J.W. Marriott, Jr.	For	For			Mgmt
	2	Elect Director John W. Marriott, III	For	For			Mgmt
	3	Elect Director Richard S. Braddock	For	For			Mgmt
	4	Elect Director Lawrence W. Kellner	For	For			Mgmt
	5	Elect Director Debra L. Lee	For	For			Mgmt
	6	Elect Director Floretta Dukes McKenzie	For	For			Mgmt
	7	Elect Director George Munoz	For	For			Mgmt
	8	Elect Director Steven S Reinemund	For	For			Mgmt
	9	Elect Director Harry J. Pearce	For	For			Mgmt
	10	Elect Director William J. Shaw	For	For			Mgmt
	11	Elect Director Lawrence M. Small	For	For			Mgmt
	12	Ratify Auditors	For	For			Mgmt

05/16/07 - A	Martha Stewart Living Omnimedia, Inc. *MSO*		573083102		03/27/07		65
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Rick Boyko --- Withhold
We recommend a vote FOR the directors with the exception of independent outsider Rick Boyko. We recommend that shareholders WITHHOLD votes from Rick Boyko for poor attendance.
	1.2	Elect Director Michael Goldstein --- For
	1.3	Elect Director Jill A. Greenthal --- For
	1.4	Elect Director Charles A. Koppelman --- For
	1.5	Elect Director Susan Lyne --- For
	1.6	Elect Director Wenda Harris Millard --- For
	1.7	Elect Director Thomas C. Siekman --- For
	1.8	Elect Director Bradley E. Singer --- For

05/08/07 - A	Masco Corporation *MAS*		574599106		03/15/07		500
	1	Elect Director Dennis W. Archer	For	For			Mgmt
	2	Elect Director Anthony F. Earley, Jr.	For	For			Mgmt
	3	Elect Director Lisa A. Payne	For	For			Mgmt
	4	Elect Director Peter A. Dow	For	For			Mgmt
	5	Ratify Auditors	For	For			Mgmt

05/03/07 - A	MBIA Inc. *MBI*		55262C100		03/09/07		275
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/24/07 - A	McDonald's Corp. *MCD*		580135101		03/26/07		35,855
	1	Elect Director Edward A. Brennan	For	For			Mgmt
	2	Elect Director Walter E. Massey	For	For			Mgmt
	3	Elect Director John W. Rogers, Jr.	For	For			Mgmt
	4	Elect Director Roger W. Stone	For	For			Mgmt
	5	Ratify Auditors	For	For			Mgmt
	6	Label Genetically Modified Organisms	Against	Against			ShrHoldr
	7	Adopt and Implement ILO Based Code of Conduct	Against	Against			ShrHoldr

04/24/07 - A	Merck & Co., Inc. *MRK*		589331107		02/23/07		10,950
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Reduce Supermajority Vote Requirement	For	For			Mgmt
ISS believes that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. As such, we support this proposal.
	4	Reduce Supermajority Vote Requirement	For	For			Mgmt
ISS believes that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. As such, we support this proposal.
	5	Establish Range For Board Size	For	For			Mgmt
Given the proposed change will impose a limit on the ability of the board to increase its size without stockholder approval, we recommend shareholders support this item.
	6	Replace Cumulative Voting to Majority Vote Standard for the Election of Directors	For	For			Mgmt

ISS believes that a majority vote standard for the election of directors in uncontested elections increases directors; accountability to stockholders. As such, we recommend shareholders support this proposal.

	7	Publish Political Contributions	Against	Against			ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company;s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In this case, the company notes that its contributions to political entities and the related disclosure comply with all applicable laws on this topic. The proposal asks that this report should be published within five business days of the annual meeting, disclosing the recipient and amount of each political contribution be made in a series of local and national newspapers. While ISS believes that increased disclosure is generally beneficial, it does not appear that the cost of preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	8	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

04/27/07 - A	Merrill Lynch & Co., Inc.		590188108		02/28/07		20,530
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Restore or Provide for Cumulative Voting	Against	For			ShrHoldr

In this case, the company fails to meet all of the aforementioned corporate governance and performance criteria. Specifically, the company does not have a majority vote standard in place with a plurality carve-out. Accordingly, the proposal warrants shareholder support.

	4	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	5	Performance-Based and/or Time-Based Equity Awards	Against	For			ShrHoldr

In determining the vote recommendation for this shareholder proposal, ISS looks for disclosure of the performance measures, hurdle rates, weightings and payout levels (minimum, target and maximum) as a prerequisite for granting these restricted stock awards in lieu of cash bonus compensation. Because of the high compensation levels, additional long-term incentives are not awarded. As mentioned above, the committee has a list of financial objectives, strategic objectives and leadership objectives for the CEO. The committee also focused in particular on growth in net revenues, after-tax earnings, earnings per share and ROE. However, no disclosure on the complete list of performance measures, their hurdle rates, weightings and payout levels have been made. Without this disclosure, ISS cannot determine that these grants of restricted stock awards in lieu of cash bonus compensation is performance-vesting shares. As such, ISS supports this shareholder proposal.

05/16/07 - A	Mohawk Industries, Inc. *MHK*		608190104		03/26/07		225
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Phyllis O. Bonanno --- For

We recommend a vote FOR the directors with the exception of affiliated outsider David L. Kolb. We recommend that shareholders WITHHOLD votes from David L. Kolb for standing as an affiliated outsider on the Audit and Compensation committees.

	1.2	Elect Director David L. Kolb --- Withhold
	1.3	Elect Director W. Christopher Wellborn --- For
	2	Approve Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 6 percent is less than the allowable cap for this company of 8 percent. Additionally, this plan expressly forbids repricing.

04/24/07 - A	Moody's Corporation *MCO*		615369105		03/01/07		500
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Basil L. Anderson --- For

Pension Plans:        In reviewing the company's Pension Benefits Table For 2006, we noted that the number of years credited service for Retirement Account and Pension Benefit Equalization Plan ("PBEP") was different from the number of years credited service for Supplemental Executive Benefit Plan ("SEBP"). However, the number of years credited service for Retirement Account and PBEP was based on service from the date the individual became a participant in the plan, while the number of years credited service for SEBP was based on service from the participant's date of hire. Hence, it may appear that additional years of pension service has been credited but this is not the case.

	1.2	Elect Director Raymond W. McDaniel, Jr. --- For
	2	Amend Omnibus Stock Plan	For	For			Mgmt
VI. Vote Recommendation The estimated shareholder value transfer of the company's plans of 10 percent is equal to the allowable cap for this company of 10 percent.
	3	Ratify Auditors	For	For			Mgmt
	4	Declassify the Board of Directors	Against	For			ShrHoldr

04/10/07 - A	Morgan Stanley		617446448		02/09/07		520
	1	Elect Director Roy J. Bostock	For	For			Mgmt

Vote Recommendations        We recommend a vote FOR the directors with the exceptions of Klaus Zumwinkel. We recommend that shareholders vote AGAINST from Klaus Zumwinkel for sitting on more than three boards.

	2	Elect Director Erskine B. Bowles	For	For			Mgmt
	3	Elect Director Howard J. Davies	For	For			Mgmt
	4	Elect Director C. Robert Kidder	For	For			Mgmt
	5	Elect Director John J. Mack	For	For			Mgmt
	6	Elect Director Donald T. Nicolaisen	For	For			Mgmt
	7	Elect Director Charles H. Noski	For	For			Mgmt
	8	Elect Director Hutham S. Olayan	For	For			Mgmt
	9	Elect Director Charles E. Phillips, Jr.	For	For			Mgmt
	10	Elect Director Griffith Sexton	For	For			Mgmt
	11	Elect Director Laura D. Tyson	For	For			Mgmt
	12	Elect Director Klaus Zumwinkel	For	Against			Mgmt
	13	Ratify Auditors	For	For			Mgmt
	14	Approve Omnibus Stock Plan	For	Against			Mgmt

                                                    VI. Vote Recommendation        For institutional clients who accept the premise that investment banking companies have a distinctly different pay philosophy and standards, Morgan Stanley's equity pay practices against the four peer companies appear to be reasonable. However, ISS continues to believe that the investment banking pay strategy remains to be the exception rather than the rule, and should be benchmarked against a larger financial services peer group. ISS also questions if high compensation structures are achieving higher shareholder returns for these companies compared to other financial services companies.         ISS recommends a vote AGAINST for the 2007 Equity Incentive Compensation Plan.

	15	Amend Vote Requirements to Amend Articles/Bylaws/Charter	Against	For			ShrHoldr
ISS supports a simple majority vote requirement. We recommend a vote FOR the proposal.
	16	Approve Report of the Compensation Committee	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

04/24/07 - A	National City Corp. *NCC*		635405103		03/02/07		200
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Pay For Superior Performance	Against	For			ShrHoldr

ISS notes that the company's annual compensation program for named executives does not provide adequate disclosure concerning the specific targets payments for each financial metric, nor the weights for the individual metrics. Further, the long-term compensation program is largely time-based. Accordingly, ISS believes that the company has not sufficiently established a pay-for-superior-performance standard in its executive compensation programs. As such, ISS believes that shareholder support for this proposal is warranted.

06/05/07 - A	National Oilwell Varco, Inc. *NOV*		637071101		04/13/07		1,700
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

04/19/07 - A	Nestle SA		641069406		03/05/07		40
Meeting for ADR Holders
	1	APPROVAL OF THE 2006 ANNUAL REPORT, OF THE ACCOUNTS OF NESTLE S.A. AND OF THE CONSOLIDATED ACCOUNTS OF THE NESTLE GROUP.	For	For			Mgmt
	2	RELEASE OF THE MEMBERS OF THE BOARD OF DIRECTORS AND OF THE MANAGEMENT.	For	For			Mgmt
	3	APPROVAL OF THE APPROPRIATION OF PROFITS RESULTING FROM THE BALANCE SHEET OF NESTLE S.A., AS SET FORTH IN THE INVITATION	For	For			Mgmt
	4	CAPITAL REDUCTION AND CONSEQUENT AMENDMENT TO ARTICLE 5 OF THE ARTICLES OF ASSOCIATION, AS SET FORTH IN THE INVITATION.	For	For			Mgmt
	5	RE-ELECTION OF MR. PETER BRABECK-LETMATHE, TO THE BOARD OF DIRECTORS FOR A TERM OF FIVE (5) YEARS.	For	For			Mgmt
	6	RE-ELECTION MR. EDWARD GEORGE (LORD GEORGE), TO THE BOARD OF DIRECTORS FOR A TERM OF FOUR (4) YEARS.	For	For			Mgmt
	7	MARK THE FOR BOX AT RIGHT IF YOU WISH TO GIVE A PROXY TO THE INDEPENDENT REPRESENTATIVE, MR. JEAN-LUDOVIC HARTMANN (AS FURTHER DISCUSSED IN THE COMPANY S INVITATION).	None	Against			Mgmt
Please note that this is a non-voting item. However ADP view this as a voting item so we have no choice but to vote against this proposal.

04/24/07 - A	Newmont Mining Corp. *NEM*		651639106		02/27/07		650
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Glen A. Barton --- Withhold
	1.2	Elect Director Vincent A. Calarco --- For
	1.3	Elect Director Noreen Doyle --- For
	1.4	Elect Director Veronica M. Hagen --- For
	1.5	Elect Director Michael S. Hamson --- For
	1.6	Elect Director Pierre Lassonde --- For
	1.7	Elect Director Robert J. Miller --- For
	1.8	Elect Director Wayne W. Murdy --- For
	1.9	Elect Director Robin A. Plumbridge --- For
	1.10	Elect Director John B. Prescott --- Withhold
	1.11	Elect Director Donald C. Roth --- Withhold
	1.12	Elect Director James V. Taranik --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Report on Impact of Operations in Indonesia	Against	Against			ShrHoldr

In this case, we note that there has been a significant level of controversy and litigation surrounding some of the company;s operations in Indonesia. The ruling of the criminal complaint against PTNMR and the findings of the scientific panel established by agreement with the Indonesian government could have a significant financial impact on the company, and potentially have a negative impact on its continuing operations in other parts of Indonesia. That said, the company has provided a considerable amount of detailed information in its filings and on corporate websites to discuss this topic. This includes information on the company;s relationship with subsidiaries operating in Indonesia, detailed discussion of the policies and procedures surrounding the controversy, an outline ongoing litigation and settlements, and summary data of scientific findings commissioned by the company to evaluate pollution in the Buyat Bay region. In our opinion, this existing disclosure provides shareholders with sufficient information to evaluate the company;s policies, procedures, and findings related to public health and pollution resulting from its operations in Indonesia. As such, we do not believe that shareholder support for this resolution is warranted.

	4	Report on Policies related to Public Opposition to Mining Operations	For	For			ShrHoldr

In this case, management has opted to support this shareholder resolution, noting that its Environmental, Health, and Safety Committee is in a position to effectively address the concerns noted in the proposal and provide a report to the board and the company;s shareholders on its findings. This proactive approach to stakeholder relations could improve the company;s ability to operate in challenging markets and increase shareholder awareness of company policies and procedures related to these issues without significant cost or burden to the company. Therefore, ISS recommends shareholder support for this resolution.

	5	Separate Chairman and CEO Positions	Against	For			ShrHoldr

While the company;s governance structure meets the criteria listed above, Newmont Mining has underperformed both the index and the peers in both one-year and three-year TSR. Therefore, this item warrants shareholder support.

04/26/07 - A	Noble Corporation *NE*		G65422100		03/01/07		9,100
Meeting for Holders of ADRs
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/03/07 - A	Nokia Corp.		654902204		03/01/07		5,640
Meeting for Holders of ADRs
	1	Receive Financial Statements and Statutory Reports, Including Auditors' Report; Accept Financial Statements and Statutory Reports	For	For			Mgmt
	2	Approve Allocation of Income and Dividends of EUR 0.43 Per Share	For	For			Mgmt
	3	Approve Discharge of Board and President	For	For			Mgmt
	4	Amend Articles to Comply with New Finnish Companies Act	For	For			Mgmt
	5	Approve Remuneration of Directors	For	For			Mgmt
	6	Fix Number of Directors at 11	For	For			Mgmt
	7	Elect Directors	For	For			Mgmt
	8	Approve Remuneration of Auditors	For	For			Mgmt
	9	Reelect PricewaterhouseCoopers Oy as Auditor	For	For			Mgmt
Based on a lack of controversy concerning the auditors in the past, we recommend support for this proposal.
	10	Approve Stock Option Plan for Key Employees; Approve Creation of Pool of Conditional Capital to Guarantee Conversion Rights	For	For			Mgmt

Nokia is a mature company with stable revenues and strong cash flows. For such companies, we accept a potential dilution up to 5 percent of outstanding share capital. This plan reserves 0.5 percent of the share capital. When taking into account already outstanding options and performance and restricted stock, as well as proposed performance and restricted stock, the aggregate dilution amounts to 4.2 percent. In addition, the shares are being offered at market price, and all key personnel are permitted to participate. Since we believe that broad ownership by key personnel is a valuable way of focusing executive attention on the performance of the company and its share price and since the plan meets our guidelines, we recommend a vote in favor.

	11	Approve Minimum EUR 2.3 Billion Reduction in Share Premium Account	For	For			Mgmt
Since this is a standard accounting transfer and since the transferred funds may not be used without shareholder approval, a vote in favor of this resolution is recommended.
	12	Amend 2001, 2003, and 2005 Stock Option Plans Re: Record Subscription Prices in Invested Non-restricted Equity Fund	For	For			Mgmt

As the proposal is a simple accounting measure that results from the entry into force of the new Finnish Companies Act, and considering that ISS approved of all three plans, we recommend support for this resolution.

	13	Approve Creation of Pool of Capital without Preemptive Rights Consisting of up to 800 Million Shares	For	For			Mgmt

Our guidelines allow for general capital increases without preemptive rights to a maximum of 20 percent of the existing outstanding share capital. This sum is generally more than adequate for unforeseen contingencies. Since the issuance request falls within our guidelines, we recommend a vote in favor of the resolution.

	14	Authorize Repurchase of up to 10 Percent of Issued Share Capital	For	For			Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason, we recommend a vote in favor of the board's proposal.

	15	Mark The Box If you wish to Instruct Nokia S Legal Counsels To Vote In their Discretion On Your behalf Only Upon Item 15 *NOTE* Voting Options For Props 5-6, 8-9 are FOR or ABSTAIN	None	Abstain			Mgmt

05/02/07 - A/S	Nortel Networks Corporation *NT*		656568508		03/09/07		15
	1	Elect Directors	For	For			Mgmt
	2	Approve KPMG LLP as Auditors and Authorize Board to Fix Remuneration of Auditors	For	For			Mgmt
	3	SP - Establish a Pay for Superior Performance Standard in Executive Compensation	Against	For			ShrHoldr

Conclusion        Adopting proposals such as this one, that specify a compensation formula, could hinder the company's ability to retain qualified executives, especially in the unique situation that Nortel now finds itself in. ISS supports the principles and goals underlying the proposal of benchmarking pay and performance and disclosing the results for both short and long term awards. We believe the underlying goals of short and long term incentive plans should be substantially different and that annual bonus awards should include criteria to reward individual effort, as this is necessary to retain talent.         ISS believes that a significant portion – 50 percent or greater – of equity compensation for named officers should be performance-based, with clearly disclosed, specific, and challenging performance targets. As such traditional stock options and awards of restricted stock that vests over time do not qualify as performance-based equity compensation. The company's performance stock unit plan qualifies as a performance-based while the stock option and restricted stock unit plan do not.        In this case, the company discloses specific performance measures and hurdles rates for performance-based award grants to senior executives, which allows shareholder to monitor the correlation between executive pay and performance. Under ISS' valuation of the performance mix, we compared the actual number of shares (PSUs vs RSUs and options) granted in the past fiscal year and only 35 percent of the equity awards granted to named executive officers over the past year have been performance-based according to our guidelines. ISS calculates the performance mix using shares rather than in dollars because values can change over time and with different modeling assumptions, among other things. The company;s annual and long-term compensation programs for senior executives are not substantially performance-based under current ISS guidelines. Accordingly, ISS believes shareholders should support this proposal.

04/17/07 - A	Northern Trust Corp. *NTRS*		665859104		02/26/07		125
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Linda Walker Bynoe --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Nicholas D. Chabraja --- For
	1.3	Elect Director Susan Crown --- For
	1.4	Elect Director Dipak C. Jain --- For
	1.5	Elect Director Arthur L. Kelly --- For
	1.6	Elect Director Robert C. Mccormack --- For
	1.7	Elect Director Edward J. Mooney --- For
	1.8	Elect Director William A. Osborn --- For
	1.9	Elect Director John W. Rowe --- For
	1.10	Elect Director Harold B. Smith --- For
	1.11	Elect Director William D. Smithburg --- For
	1.12	Elect Director Enrique J. Sosa --- For
	1.13	Elect Director Charles A. Tribbett III --- For
	1.14	Elect Director Frederick H. Waddell --- For
	2	Amend Omnibus Stock Plan	For	For			Mgmt
VI. Vote Recommendation The estimated shareholder value transfer of the company's plans of 11 percent is equal to or less than the allowable cap for this company of 12 percent.
	3	Ratify Auditors	For	For			Mgmt

04/04/07 - A	Nuveen New York Dividend Advantage Municipal Fund 2		67070A101		02/05/07		360
	1	Elect Directors	For	For			Mgmt

05/04/07 - A	Occidental Petroleum Corp. *OXY*		674599105		03/15/07		200
	1	Elect Director Spencer Abraham	For	Against			Mgmt

While the compensation committee has shifted from time-based restricted stock units to performance-based equity awards with disclosed performance measure and hurdle rates, the sheer magnitude of Dr. Irani;s pay package continues to be a sticker shock and overshadows the positive steps that the committee has taken. As such, ISS recommends a vote AGAINST all members of the compensation committee: R. Chad Dreier, Rosemary Tomich, Irvin W. Maloney, Rodolfo Segovia, John S. Chalsty and Spencer Abraham. New members who can provide a rethinking and prudence on compensation payouts are needed on this compensation committee. We also recommend a vote AGAINST Spencer Abraham for standing as an affiliated outsider on the Compensation Committee. Other compensation related items include a management proposal to increase shares under the 2005 Plan (Item 14) and two shareholder proposals (Items 16 and 17). Please note that the company has a plurality vote standard for the election of directors, and has a director resignation policy in its bylaws/charter.

	2	Elect Director Ronald W. Burkle	For	For			Mgmt
	3	Elect Director John S. Chalsty	For	Against			Mgmt
	4	Elect Director Edward P. Djerejian	For	For			Mgmt
	5	Elect Director R. Chad Dreier	For	Against			Mgmt
	6	Elect Director John E. Feick	For	For			Mgmt
	7	Elect Director Ray R. Irani	For	For			Mgmt
	8	Elect Director Irvin W. Maloney	For	Against			Mgmt
	9	Elect Director Rodolfo Segovia	For	Against			Mgmt
	10	Elect Director Aziz D. Syriani	For	For			Mgmt
	11	Elect Director Rosemary Tomich	For	Against			Mgmt
	12	Elect Director Walter L. Weisman	For	For			Mgmt
	13	Ratify Auditors	For	For			Mgmt
	14	Amend Omnibus Stock Plan	For	Against			Mgmt

                                                    VI. Vote Recommendation        Please refer to the Election of Directors for a complete analysis of the company's executive compensation review. In determining the vote recommendation for the 2005 Plan, besides considering the total shareholder value transfer and the burn rate policy, ISS also considered the perennial pay issue at Occidental. While the company;s total shareholder value transfer costs is within the allowable cap and the company;s burn rate meets the threshold of the peer group, equity compensation has been fueling Dr. Irani;s outsized pay package. ISS analyzed the portion of Dr. Irani;s total equity compensation as a percent of total equity grants made to the entire company (i.e., on a share basis, how much equity is concentrated on Dr. Irani;s annual grants as a percent of total grants made to all employees?) Dr. Irani received 35%, 34% and 18% of total equity grants made to all employees for fiscal years 2006, 2005, and 2004, respectively. Almost a third of the total equity grants has been granted to Dr. Irani for the past two years. For the PRSUs, which was implemented in 2006, Dr. Irani received 66% of the total PRSUs granted to all key employees. While this is a broad-based plan, ISS is concerned that an approval of this plan will continue to perpetuate the pay issue at Occidental. Further, ISS notes that the company has approximately 20.4 million shares remaining, which should be sufficient for grants to the rank-and-file employees. Therefore, ISS recommends to vote AGAINST the proposed amendment to increase 32 million under the 2005 Plan.

	15	Publish a Scientific Global Warming Report	Against	Against			ShrHoldr

While Occidental;s reporting does not address some issues of concern related to climate change, we believe that it effectively presents shareholders with sufficient information to understand the company;s broad position on this issue and provides some discussion that speaks to the company;s rationale for certain strategic decisions related to climate change. While we encourage the company to continue to evaluate initiatives to address climate change and increase its disclosure, we do not believe that the information requested in the proposed report will benefit shareholders from an economic perspective. As such, we recommend a vote against this resolution.

	16	Advisory Vote to Ratify Named Executive Officers Compensation	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	17	Performance-Based and/or Time-Based Equity Awards	Against	For			ShrHoldr

Given that: (1) the company's long-term equity compensation program for senior executives is not significantly performance-based according to ISS' guidelines and; (2) this proposal is not overly restrictive, we believe this item warrants shareholder support.

04/26/07 - A	Olin Corp. *OLN*		680665205		02/28/07		300
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

04/25/07 - A	Partners Trust Financial Group, Inc. *PRTR*		70213F102		03/07/07		500
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/02/07 - A	PepsiCo, Inc. *PEP*		713448108		03/09/07		101,018
	1	Elect Director Dina Dublon	For	For			Mgmt
	2	Elect Director Victor J. Dzau, M.D.	For	For			Mgmt
	3	Elect Director Ray L. Hunt	For	For			Mgmt
	4	Elect Director Alberto Ibarguen	For	For			Mgmt
	5	Elect Director Arthur C. Martinez	For	For			Mgmt
	6	Elect Director Indra K. Nooyi	For	For			Mgmt
	7	Elect Director Sharon Percy Rockefeller	For	For			Mgmt
	8	Elect Director James J. Schiro	For	For			Mgmt
	9	Elect Director Daniel Vasella	For	For			Mgmt
	10	Elect Director Michael D. White	For	For			Mgmt
	11	Ratify Auditors	For	For			Mgmt
	12	Approve Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 5 percent is equal to the allowable cap for this company of 5 percent. Additionally, this plan expressly forbids repricing.

	13	Report on Charitable Contributions	Against	Against			ShrHoldr

Conclusion        In this case, we note that PepsiCo discloses a significant amount of the information requested by the proponent on its corporate website. Included in this information is disclosure of both the company;s contributions and its Foundation;s contributions, as well as a broad discussion of the company;s charitable contribution policies and programs. Further, discussion on the website describes the initiatives that the company is involved in as well as its broad rationale for charitable contributions. Therefore, based on the existing level of disclosure, ISS does not recommend shareholder support for the resolution.

04/26/07 - A	Pfizer Inc. *PFE*		717081103		03/01/07		52,049
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Restore or Provide for Cumulative Voting	Against	For			ShrHoldr

With regards to performance, Pfizer;s one-year TSR of 15.20% was below the one-year TSR for the S&P 500 Index of 15.78% but above that of the GICS peer group of 10.49%. The company's three-year TSR of -7.16% underperformed both the S&P 500 Index;s and the GICS peer TSR totals for the same period of 10.43% and 6.45%, respectively. As mentioned above, Pfizer experienced a change in the CEO position in 2006.        In this case, however, Pfizer fails to meet some of the aforementioned corporate governance criteria. Specifically, shareholders may not act by written consent and call special meetings. Pfizer also does not provide for a majority vote standard in director elections, including a carve-out for plurality voting in contested situations.        Although Pfizer does not fail the performance criteria specified, it does not meet all of the aforementioned corporate governance criteria. Accordingly, the proposal warrants shareholder support.

	4	Report on Animal Testing Policies	Against	Against			ShrHoldr

Conclusion        Given the company;s current policies and level of disclosure on animal welfare and testing, the lack of recent, significant litigation related to the company;s international testing programs, and questions over the scope and value to shareholders of the requested report, ISS does not believe shareholder support for this resolution is warranted.

	5	Amend Animal Welfare Policy	Against	Against			ShrHoldr

Conclusion        In this case, we note that Pfizer does provide stakeholders with publicly available policies addressing issues of animal welfare. These policies include commitment to treating animals with care and respect, strict compliance with applicable legislation, training programs for employees involved in animal testing and a discussion of oversight mechanism through third-party audits. Further, ISS notes that the company expects all independent contractors conducting research on the company;s behalf to adhere to the company;s animal welfare principles. While these policies do not address certain issues to the degree requested by the proponent, they do appear to be comparable to policies at other companies in the same industry. Moreover, there does not appear to be any recent, significant fines or litigation on the issue of animal welfare at Pfizer that indicate systematic problems with the company;s animal welfare policies, or that suggest that the company lags behind industry peers on the matter of animal welfare. Finally, ISS is concerned with the structure of this resolution. Beyond asking for a feasibility study evaluating the merits of amending the company;s guidelines, compliance with this resolution also implies that the company must apply this policy to its contract laboratories, oversee adherence to the policy, and publish an annual report outlining contractor compliance. These additional measures could place a significant burden on the company or complicate the company;s contractual agreements with the external laboratories that it retains for certain animal testing programs. As such, ISS does not recommend stockholder support for this proposal.

	6	Require Director Nominee Qualifications	Against	Against			ShrHoldr

Given that the company has governance standards in place which provide for independence, including a stock ownership policy for directors, ISS does not believe that adoption of the proposed guidelines would add additional value to shareholders at this time.

05/17/07 - A	Plug Power, Inc. *PLUG*		72919P103		04/09/07		500
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director George C. Mcnamee --- For

We recommend that shareholders vote FOR George C. McNamee, but WITHHOLD votes from affiliated outsider J. Douglas Grant. We recommend that shareholders WITHHOLD votes from J. Douglas Grant for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director J. Douglas Grant --- Withhold

04/24/07 - A	Praxair, Inc. *PX*		74005P104		03/01/07		21,880
	1	Elect Directors	For	For			Mgmt
	2	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

ISS Analysis and Conclusion        Director accountability is the hallmark of good governance. The board election process must ensure that shareholders' expressions of dissatisfaction with the performance of directors have meaningful consequences. A majority vote standard transforms the director election process from a symbolic gesture to a meaningful voice for shareholders. ISS believes that proposals seeking majority vote requirements in boardroom elections warrant shareholder support provided a majority vote requirement does not conflict with the state law where the company is incorporated. Further, ISS will not support any resolutions that do not allow for a carveout for plurality elections when there are more nominees that board seats. ISS advocates that a majority vote standard coupled with a director resignation policy would give full effect to the shareholder franchise.        In this case, Praxair has a plurality voting system in place and the board has not adopted a meaningful alternative to the proposed majority vote standard. As such, we recommend that shareholders vote FOR this proposal.

	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	Against	Against			ShrHoldr

In this case, Praxair's rights plan was approved by shareholders in 2004. ISS believes it is a good practice to adopt a policy to submit the pill to a shareholder vote, which Praxair did. While the company's pill does not mirror all the features that ISS advocates, it does have a meaningful flip in trigger, a shareholder redemption feature in case of a qualifying offer, and an annual evaluation of the pill by independent directors. Therefore, we do not recommend that shareholders support this proposal.

	4	Ratify Auditors	For	For			Mgmt

05/08/07 - A	Prudential Financial Inc *PRU*		744320102		03/09/07		500
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

04/17/07 - A	Public Service Enterprise Group Inc. *PEG*		744573106		02/19/07		200
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Ernest H. Drew --- For
We recommend a vote FOR the directors.
	1.2	Elect Director William V. Hickey --- For
	1.3	Elect Director Ralph Izzo --- For
	1.4	Elect Director Richard J. Swift --- For
	2	Increase Authorized Common Stock	For	For			Mgmt
The requested increase of 500,000,000 shares is below the allowable threshold of 575,000,000 shares.
	3	Approve Non-Employee Director Stock Option Plan	For	For			Mgmt
VI. Vote Recommendation The estimated shareholder value transfer of the company's plans of 4 percent is equal to or less than the allowable cap for this company of 5 percent.
	4	Declassify the Board of Directors	For	For			Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders; interests.
	5	Eliminate Cumulative Voting	For	For			Mgmt

ISS believes that the proposed board declassification described in Item 4 will enhance shareholder rights. We further believe that the benefits of an annually elected board outweigh any downside of the loss of cumulative voting. Accordingly, we believe that this item warrants shareholder support.

	6	Eliminate Preemptive Rights	For	For			Mgmt
Approval of this item would enhance the company's flexibility with respect to raising capital, which we believe is in shareholders' interests. We have no objection to this item.
	7	Ratify Auditors	For	For			Mgmt

05/15/07 - S	Putnam Fund For Growth And Income (The)		746761105		02/15/07		33,406
	1	Approve Investment Management Agreement	For	For			Mgmt

ISS believes the most significant aspect of the proposal for shareholders in this context is that the fee rate will remain the same, and the fund will continue to be managed by the same personnel. As such, we believe there is no material impact to investors in connection with the approval of this proposal.

05/15/07 - S	Putnam New York Tax Exempt Income Fund		74683Q309		02/15/07		1,653
	1	Approve Investment Advisory Agreement	For	For			Mgmt

ISS believes the most significant aspect of the proposal for shareholders in this context is that the fee rate will remain the same, and the fund will continue to be managed by the same personnel. As such, we believe there is no material impact to investors in connection with the approval of this proposal.

05/08/07 - A	Quest Diagnostics, Incorporated *DGX*		74834L100		03/12/07		1,300
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/09/07 - A	Radian Group Inc. *RDN*		750236101		03/19/07		750
	1	Approve Merger Agreement	For	For			Mgmt

Although we have some concerns about the lack of market check, based on the sensible strategic rationale, reasonable potential synergies, and increased dividend payout, we believe that the proposed merger warrants shareholder support.

	2	Elect Directors	For	For			Mgmt
	3	Ratify Auditors	For	For			Mgmt
	4	Adjourn Meeting	For	For			Mgmt
Given the narrow scope of this proposal, and our support for this transaction, we recommend that shareholders support this proposal.

04/19/07 - A	Regions Financial Corp. *RF*		7591EP100		02/20/07		79
	1	Elect Director Samuel W. Bartholomew, Jr.	For	For			Mgmt
	2	Elect Director Susan W. Matlock	For	For			Mgmt
	3	Elect Director Jackson W. Moore	For	For			Mgmt
	4	Elect Director Allen B. Morgan, Jr.	For	For			Mgmt
	5	Elect Director John R. Roberts	For	For			Mgmt
	6	Elect Director Lee J. Styslinger, III	For	For			Mgmt
	7	Ratify Auditors	For	For			Mgmt
	8	Declassify the Board of Directors	For	For			Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders; interests.

05/09/07 - A	Repsol Ypf SA (Formerly Repsol, S.A.)		76026T205		04/09/07		100
Meeting for Holders of ADRs
	1	APPROVAL OF THE ANNUAL FINANCIAL STATEMENTS AND THE MANAGEMENT REPORT OF REPSOL YPF, S.A.	For	For			Mgmt
	2	AMENDMENT OF THE ARTICLES OF ASSOCIATION.	For	Against			Mgmt

Because of the potential wider-reaching mandate in the articles of association granted to the board for the issuance of shares without preemptive rights, shareholder approval of this resolution is not recommended at this time.

	3	AMENDMENT OF THE REGULATIONS OF THE GENERAL SHAREHOLDERS MEETING.	For	For			Mgmt
	4	Fix Number of and Elect Directors	For	For			Mgmt
	4	Elect Directors	For	For			Mgmt
	5	Ratify Auditors	For	For			Mgmt
	6	AUTHORISATION TO THE BOARD OF DIRECTORS FOR THE DERIVATIVE ACQUISITION OF SHARES OF REPSOL YPF, S.A.	For	For			Mgmt
	7	DELEGATION OF POWERS TO SUPPLEMENT, DEVELOP, EXECUTE, RECTIFY AND FORMALIZE THE RESOLUTIONS.	For	For			Mgmt

05/15/07 - A	Royal Dutch Shell plc		780259206		04/04/07		3,600
Meeting for Holders of ADRs
	1	ADOPTION OF ANNUAL REPORT AND ACCOUNTS	For	For			Mgmt
	2	APPROVAL OF REMUNERATION REPORT	For	For			Mgmt
	3	ELECTION OF RIJKMAN GROENINK AS A DIRECTOR OF THE COMPANY	For	For			Mgmt
	4	RE-ELECTION OF MALCOLM BRINDED AS A DIRECTOR OF THE COMPANY	For	For			Mgmt
	5	RE-ELECTION OF LINDA COOK AS A DIRECTOR OF THE COMPANY	For	For			Mgmt
	6	RE-ELECTION OF MAARTEN VAN DEN BERGH AS A DIRECTOR OF THE COMPANY	For	For			Mgmt
	7	RE-ELECTION OF NINA HENDERSON AS A DIRECTOR OF THE COMPANY	For	For			Mgmt
	8	RE-ELECTION OF CHRISTINE MORIN-POSTEL AS A DIRECTOR OF THE COMPANY	For	For			Mgmt
	9	Ratify Auditors	For	For			Mgmt
	10	REMUNERATION OF AUDITORS	For	For			Mgmt
	11	AUTHORITY TO ALLOT SHARES	For	For			Mgmt
	12	DISAPPLICATION OF PRE-EMPTION RIGHTS	For	For			Mgmt
	13	AUTHORITY TO PURCHASE OWN SHARES	For	For			Mgmt
	14	AUTHORITY FOR CERTAIN DONATIONS AND EXPENDITURE	For	For			Mgmt

05/18/07 - A	Schering-Plough Corp. *SGP*		806605101		03/28/07		190
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Reduce Supermajority Vote Requirement	For	For			Mgmt
ISS supports any reduction of a company;s voting requirements, even if the change is simply a lower supermajority.
	4	Company Specific--Adopt Majority Voting	For	Against			Mgmt

ISS commends the company for seeking to adopt a majority vote standard for the election of directors. However, the company's proposed majority vote standard does not allow for a carve-out for plurality elections when there are more nominees than board seats. As such, we do not support this item.

	5	Performance-Based and/or Time-Based Equity Awards	Against	For			ShrHoldr

Conclusion        Per ISS' valuation of the performance mix, we compared the actual number of shares (performance awards vs. options and time-vested deferred stock awards) granted in the past fiscal year and only 31 percent of the equity awards granted to named executive officers during that period were performance-based according to our guidelines. Therefore, given that: (1) the company;s long-term program for executives is not performance-based per ISS' guidelines and (3) this proposal is not overly restrictive, we believe this item warrants shareholder support.

04/11/07 - A	Schlumberger Ltd. *SLB*		806857108		02/21/07		4,986
Meeting for ADR Holders
	1	Elect Directors	For	For			Mgmt
	2	ADOPTION AND APPROVAL OF FINANCIALS AND DIVIDENDS.	For	For			Mgmt

The board also reports a dividend of $0.50 per share, up approximately 19 percent from last year's dividend of $0.42 per share. The payout ratio for the year ended Dec. 31, 2006, is 16.6 percent, compared to 23.1 percent last year.         Netherlands Antilles law requires companies to seek shareholder approval for such resolutions. This is a routine request.

	3	APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	For	For			Mgmt
This is a routine item.

05/15/07 - A/S	Shiningbank Energy Income Fund		824916100		03/19/07		2,000
Meeting for Unitholders and Exchangeable Shareholders
	1	Approve KPMG LLP as Auditors and Authorize Board to Fix Remuneration of Auditors	For	For			Mgmt
	2	Approve KPMG LLP as Auditors of Shiningbank Energy Ltd. and Authorize Board to Fix Remuneration of Auditors	For	For			Mgmt
	3	Elect Directors	For	For			Mgmt
	4	Direct Trustee to Vote to Approve KPMG LLP as Auditors of Shiningbank Holdings Corporation and Authorize Board to Fix Remuneration of Auditors	For	For			Mgmt
5

Direct Trustee to Vote to Elect Edward W. Best, Richard W. Clark, David M. Fitzpatrick, D. Grant Gunderson, Robert B. Hodgins, Arne R. Nielsen and Warren D. Steckley as Directors of Shiningbank Holdings Corporation

			For	For			Mgmt
	6	Direct Trustee to Vote to Approve KPMG LLP as Auditors of SLP Holdings Inc. and Authorize Board to Fix Remuneration of Auditors	For	For			Mgmt
	7	Direct Trustee to Vote to Elect David M. Fitzpatrick, Arne R. Nielsen and Warren D. Steckley as Directors of SLP Holdings Inc.	For	For			Mgmt
	8	Amend Trust Indenture	For	For			Mgmt

ISS believes that the amendments are for the purpose of simplifying the Fund's structure and the processes of annual meeting, voting and reporting. Unitholders' rights are not negatively affected if the amendments approved. We therefore do not oppose the resolution.

05/24/07 - A	Sirius Satellite Radio, Inc. *SIRI*		82966U103		04/05/07		900
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

04/18/07 - A	Sonoco Products Co. *SON*		835495102		02/23/07		3,700
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/23/07 - A	Southern Company *SO*		842587107		03/26/07		19,195
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Report on Emission Reduction Goals	Against	Against			ShrHoldr

Specifically regarding Southern, we note that the company has taken a number of voluntary steps to address issues related to its GHG emissions and climate change in general. These policies and initiatives seek broad, strategic solutions to challenges that face the company related to climate change rather than focusing on specific, quantitative goals or guidelines. Beyond these forward-looking actions, the company has also demonstrated a level of transparency on emissions policies and initiatives that exceed the reporting seen at peer firms in the industry. We agree with the proponents that a company should position itself to effectively respond to changes in the regulatory environment; however, ISS believes it is equally important that the company seek appropriate strategic solutions to issues that may have a significant long-term impact on the company and provide its shareholders with insight into applicable policies and initiatives. ISS believes that this type broad, strategic approach coupled with comprehensive disclosure can help mitigate a company;s exposure to a broad series of risks posed by changes in public opinion, consumer demand, and legislative climate. Therefore, considering the voluntary initiatives taken by Southern to reduce its carbon footprint, as well as the detailed climate change related disclosure publicly available through its corporate website, ISS does not believe that the additional report requested by this proposal is warranted.

05/16/07 - A	Southwest Airlines Co. *LUV*		844741108		03/21/07		12,990
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Colleen C. Barrett --- Withhold

We recommend a vote FOR the directors with the exception of insiders Herbert D. Kelleher, Colleen C. Barrett, and Gary C. Kelly, and affiliated outsiders C. Webb Crockett and Nancy B. Loeffler. We recommend that shareholders WITHHOLD votes from Herbert D. Kelleher, Colleen C. Barrett, Nancy B. Loeffler and Gary C. Kelly for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from C. Webb Crockett for standing as an affiliated outsider in the Compensation and Nominating committees and for failure to establish a majority independent board.

	1.2	Elect Director David W. Biegler --- For
	1.3	Elect Director Louis E. Caldera --- For
	1.4	Elect Director C. Webb Crockett --- Withhold
	1.5	Elect Director William H. Cunningham, Ph.D. --- For
	1.6	Elect Director Travis C. Johnson --- For
	1.7	Elect Director Herbert D. Kelleher --- Withhold
	1.8	Elect Director Gary C. Kelly --- Withhold
	1.9	Elect Director Nancy B. Loeffler --- Withhold
	1.10	Elect Director John T. Montford --- For
	2	Reduce Supermajority Vote Requirement	For	For			Mgmt
ISS supports any reduction of a company;s voting requirements, even if the change is simply a lower supermajority.
	3	Approve Omnibus Stock Plan	For	Against			Mgmt

                                                    VI. Vote Recommendation        We commend the company for expressly forbidding the repricing of stock options under the plan. However, the estimated shareholder value transfer of the company's plans of 8 percent is above the allowable cap for this company of 5 percent.

	4	Ratify Auditors	For	For			Mgmt
	5	Company Specific-Adopt Simple Majority Vote	Against	Against			ShrHoldr
ISS notes that the board has submitted a substantially similar amendment for shareholder approval, as detailed above in Item 2. As such, this item does not warrant shareholder support.

05/08/07 - A	Sprint Nextel Corp *S*		852061100		03/20/07		2,535
	1	Elect Director Keith J. Bane	For	For			Mgmt
	2	Elect Director Robert R. Bennett	For	For			Mgmt
	3	Elect Director Gordon M. Bethune	For	For			Mgmt
	4	Elect Director Frank M. Drendel	For	For			Mgmt
	5	Elect Director Gary D. Forsee	For	For			Mgmt
	6	Elect Director James H. Hance, Jr.	For	For			Mgmt
	7	Elect Director V. Janet Hill	For	For			Mgmt
	8	Elect Director Irvine O. Hockaday, Jr.	For	For			Mgmt
	9	Elect Director Linda Koch Lorimer	For	For			Mgmt
	10	Elect Director William H. Swanson	For	For			Mgmt
	11	Ratify Auditors	For	For			Mgmt
	12	Approve Omnibus Stock Plan	For	For			Mgmt
VI. Vote Recommendation The estimated shareholder value transfer of the company's plans of 5 percent is equal to our allowable cap for this company of 5 percent.
	13	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

06/11/07 - A	Staples, Inc. *SPLS*		855030102		04/17/07		51,056
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Basil L. Anderson --- For
We recommend a vote FOR the directors with the exception of independent outsider Arthur M. Blank. We recommend that shareholders WITHHOLD votes from Arthur M. Blank for poor attendance.
	1.2	Elect Director Arthur M. Blank --- Withhold
	1.3	Elect Director Mary Elizabeth Burton --- For
	1.4	Elect Director Gary L. Crittenden --- For
	1.5	Elect Director Rowland T. Moriarty --- For
	1.6	Elect Director Robert C. Nakasone --- For
	1.7	Elect Director Ronald L. Sargent --- For
	1.8	Elect Director Martin Trust --- For
	1.9	Elect Director Vijay Vishwanath --- For
	1.10	Elect Director Paul F. Walsh --- For
	2	Company Specific- Majority Vote for the Uncontested Election of Directors	For	For			Mgmt
ISS commends the company for seeking to adopt a majority vote standard for the election of directors, with a plurality vote carve-out for contested elections and a director resignation policy.
	3	Ratify Auditors	For	For			Mgmt
	4	Company Specific- Adopt Simple Majority Vote	Against	For			ShrHoldr

ISS Analysis and Conclusion        ISS maintains that a simple majority of voting shares should be sufficient to effect changes in a company;s corporate governance. Requiring more than a simple majority may permit management to entrench itself by blocking amendments that are in shareholders; best interests        ISS supports any reduction of a company's voting requirements, even if the change is simply a lower supermajority.

05/24/07 - A	Starwood Hotels & Resorts Worldwide, Inc. *HOT*		85590A401		03/21/07		7
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Bruce W. Duncan --- For
We recommend a vote FOR the directors with the exception of independent outsider Jean-Marc Chapus. We recommend that shareholders WITHHOLD votes from Jean-Marc Chapus for poor attendance.
	1.2	Elect Director Adam Aron --- For
	1.3	Elect Director Charlene Barshefsky --- For
	1.4	Elect Director Jean-Marc Chapus --- Withhold
	1.5	Elect Director Lizanne Galbreath --- For
	1.6	Elect Director Eric Hippeau --- For
	1.7	Elect Director Stephen R. Quazzo --- For
	1.8	Elect Director Thomas O. Ryder --- For
	1.9	Elect Director Kneeland C. Youngblood --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Amend and Restatement of Charter	For	For			Mgmt

ISS notes that the amendment and restatement of the company's charter is not material in nature. As such, shareholder value is not affected. ISS believes that shareholder support for this proposal is warranted.

04/18/07 - A	State Street Corp. (Boston) *STT*		857477103		02/23/07		6,546
	1	Elect Directors	For	For			Mgmt
	2	Increase Authorized Common Stock	For	For			Mgmt
The requested increase of 250,000,000 shares is below the allowable threshold of 525,000,000 shares.
	3	Ratify Auditors	For	For			Mgmt

06/19/07 - A/S	Strathmore Minerals Corp. *STM*		863077103		05/07/07		1,000
	1	Fix Number of Directors at Five	For	For			Mgmt
This is a routine resolution.
	2	Elect Directors	For	Split			Mgmt
	2.1	Elect Director Devinder Randhawa --- Withhold

We applaud the company for providing shareholders with the opportunity to vote with respect to each director individually.         The board will be a majority independent. The slate is composed of three independent and two inside nominees.         Randhawa is an inside nominee as he is the CEO of the company. He is currently a member of the Audit Committee and Compensation Committee.        ISS recommends withholding votes from Randhawa for standing as an insider on the Audit Committee and Compensation Committee.        The board has not formed a separate Compensation Committee.

	2.2	Elect Director Michael Halvorson --- For
Halvorson is an independent nominee and is currently a member of the Audit Committee and Compensation Committee.
	2.3	Elect Director David Miller --- For
Miller is an inside nominee as he is the president and COO of the company.
	2.4	Elect Director Dr. Dieter A. Krewedl --- For
Krewedl is an independent nominee and is currently a member of the Audit Committee and Compensation Committee.
	2.5	Elect Director Raymond Larson --- For
Larson is an independent nominee.
	3	Ratify Auditors	For	For			Mgmt

The board recommends that Davidson & Company be approved as the company's independent accounting firm for the coming year. Davidson & Company have been the company;s auditors since March 18, 1991.         Multilateral Instrument 52-110 - Audit Committees requires all reporting issuers to disclose the fees paid to external auditors. According to the company, it paid $35,000 for audit, $0 for audit-related, $1,250 for tax, and $0 for other services provided by the auditing firm for the most recent fiscal year. Tax fees include services rendered for tax compliance, tax advice and tax planning.

	4	Approve Stock Option Plan and Grants thereunder	For	For			Mgmt

This item will re-approve a ten percent rolling stock option plan. Under a rolling plan the number of shares reserved for option grants and available for option exercises fluctuates to reflect a specified percentage of the issued and outstanding shares of the company at any point in time. The effect of rolling plans is that shares reserved for issuance will automatically be replenished upon the exercise or cancellation of stock options. The TSX Venture Exchange, where the company is listed, requires rolling option plans to be approved by shareholders annually.        Share Price as of June 1, 2007: $4.92        Shares Reserved for Options as of Record Date: 7,217,062        Total Potential Dilution (non-diluted): 10.0 percent         Outstanding Options as of Fiscal Year End: 4,195,000        Burn Rates (non-diluted): 2006 - 4.02 percent, 2005 - 2.87 percent, 2004 - 7.38 percent Three-Year Average - 4.76 percent        Eligible Participants: Employees, officers, directors, and consultants        Maximum Annual Grants: Five percent of outstanding shares to any individual in any one year; two percent of outstanding shares to any consultant or Investor Relations employee in a one-year period        Exercise Price: Not less than the greater of a) $0.10 per option or b) fair market value on the date of grant less maximum allowable discount permitted by the Exchange (15% discount permitted if share price greater than $2.00; 20% discount permitted if share price is between $0.51 and $2.00; 25% discount permitted if share price is $0.50 or less).        Option Terms: five years        Vesting: No mandatory vesting        Hold Period: Four months from grant date        Change in control: Not disclosed        Option Repricing: Not disclosed        Amendment Procedure: Board may amend plan subject to approval of regulatory authorities.         Under TSX Venture Exchange requirements issuers are required to obtain disinterested shareholder approval for; i) any reduction in the exercise price of an outstanding option, if the optionholder is an insider; ii) any grant of options to insiders, within a 12-month period, exceeding 10 percent of the company's issued shares; and iii) any grant of options to any one individual, within a 12-month period, exceeding 5 percent of the company's issued shares.         We note the plan reserves shares for options on a rolling basis, which is potentially more dilutive than a plan with a fixed number of shares reserved for options. In general ISS prefers fixed limit option plans over rolling limit option plans.         The option-driven dilution and three-year average burn rate, on a non-diluted basis, for this company are 10 percent and 4.76 percent, respectively.         As the terms of this plan are reasonable and dilution and burn rate for this plan are not excessive, we do not oppose this resolution.

	5	Approve Plan of Arrangement: Spin-Off Fission Energy Corp	For	For			Mgmt

This item is seeking shareholder approval of a plan of arrangement (the 'Arrangement'), the purpose of which is to spin-out Strathmore's Canadian and Peruvian mineral property interest, together with $500,000 cash (collectively, 'Spin-off Assets') into a separate public company, Fission Energy Corp ('Fission'), while Strathmore's other mineral properties located in the United States will remain in the new Strathmore.        Each shareholder of Strathmore will ultimately, through a series of transactions, acquire one new Strathmore share and one-third of one Fission share for each Strathmore share, where the new Strathmore shares will be identical in every respect to the present Strathmore shares. The closing of the Arrangement is conditional upon Exchange approval of the Fission Energy shares for listing.        Each Strathmore option will be exchanged for one new Strathmore option, which will be identical in every respect to the Strathmore option originally granted except it will have an adjusted exercise price to take into account any change in the fair market value of Strathmore shares as a result of transferring the Spin-off Assets to Fission. Strathmore warrants will be treated in a similar way.        As at May 1, 2007, there were outstanding 72,170,623 Strathmore shares, option to acquire 3,935,288 shares, warrants to acquire 541,325 shares. Sprott Asset Management Inc. controls 12,680,400 Strathmore shares and 415,999 Strathmore warrants, representing a 18 percent stake.        For purposes of Items #5, each Strathmore share carries one vote, each Strathmore option carries one vote for each Strathmore share that would be receivable on the exercise of such option and each Strathmore warrant carries one vote for each Strathmore share that would be receivable on the exercise of such warrant. Item #5 requires a two-thirds approval by securityholders voting together as a single class, as well as a simply majority by shareholders.        Shareholders who oppose Item #5 are entitled to exercise their right to dissent and to seek fair value for their shares through the Courts. The statutory provisions dealing with the right of dissent are technical and complex. For example, voting against or giving proxy instructions or a proxy the right to vote against the resolution may not be sufficient to exercise this right. Any shareholders wishing to exercise dissent rights should seek legal advice, as failure to strictly comply may prejudice their right to dissent.        The board unanimously recommends that shareholders and holders of options and warrants vote in favour of the Arrangement for the following reasons, among others:        - The reorganization is designed to improve the identification and valuation of specific Strathmore properties, to enhance Strathmore's ability to divest specific properties through simpler corporate ownership, and to enable Strathmore to separately finance and develop its various assets, selectively reducing stock dilution;        - The formation of Fission to hold the Spin-off Assets will allow management of Strathmore to focus entirely on the development of the more advanced U.S. mineral properties, and free management of Fission to facilitate separate fund-raising, exploration and mining strategies required to move the exploration stage Spin-off Assets forward.         Based on our review of the terms of the spin-off and the factors described above, we believe that the Arrangement warrants shareholder support.

	6	If Item #5 Approved, Approve the Orgnization of Fission Energy Corp and Its Stock Option Plan	For	Against			Mgmt

This item will create a stock option plan for the spin-off company, Fission Energy Corp, with 3,500,000 shares reserved.        Shares Reserved for Options as of Record Date: 3,500,000        Total Potential Dilution (non-diluted): 14.55 percent         Eligible Participants: Employees, officers, directors, and consultants        Maximum Annual Grants: Five percent of outstanding shares to any individual in any one year; two percent of outstanding shares to any consultant or Investor Relations employee in a one-year period        Exercise Price: Not less than the greater of a) $0.10 per option or b) fair market value on the date of grant less maximum allowable discount permitted by the Exchange (15% discount permitted if share price greater than $2.00; 20% discount permitted if share price is between $0.51 and $2.00; 25% discount permitted if share price is $0.50 or less)        Option Terms: five years after the company becomes a Tier 2 issuer; ten years after the company becomes a Tier 1 issuer        Vesting: in equal thirds on the date which is six months, twelve months and eighteen months following the date of grant        Hold Period: Not disclosed        Change in control: Not disclosed        Option Repricing: Shareholder approval required to reprice options        Amendment Procedure: Shareholder approval is required for the following amendments: (1) increase in the number of shares reserved; (2) reduction in exercise price of options; (3) any amendment that extends the term of an option beyond the original expiry; (4) any amendment to the maximum term of an option; (5) amendment that permits assignability of options; (6) addition to the categories of eligible participants; (7) amendments that provides for other types of compensation through equity issuance.        The option-driven dilution for this company is 14.55 percent on a non-diluted basis.         While the terms of this plan are not unreasonable by venture standards, the total option-driven dilution is excessive. ISS will support option plan resolution at Venture issuers (in this case, a spin-off company from a venture issuer) where total potential dilution is ten percent or less and the average annual option burn rate is no more than five percent per year.

04/25/07 - A	Stryker Corp. *SYK*		863667101		02/28/07		8,950
	1	Elect Directors	For	For			Mgmt
	2	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	3	Ratify Auditors	For	For			Mgmt
	4	Performance-Based and/or Time-Based Equity Awards	Against	For			ShrHoldr

Given that: (1) the company's long-term equity compensation program for senior executives is not significantly performance-based according to ISS' guidelines and; (2) this proposal is not overly restrictive, we believe this item warrants shareholder support.

04/12/07 - A	T. Rowe Price Group, Inc. *TROW*		74144T108		02/12/07		48,140
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Edward C. Bernard --- For
We recommend a vote FOR the directors.
	1.2	Elect Director James T. Brady --- For
	1.3	Elect Director J. Alfred Broaddus, Jr. --- For
	1.4	Elect Director Donald B. Hebb, Jr. --- For
	1.5	Elect Director James A.C. Kennedy --- For
	1.6	Elect Director Brian C. Rogers --- For
	1.7	Elect Director Dr. Alfred Sommer --- For
	1.8	Elect Director Dwight S. Taylor --- For
	1.9	Elect Director Anne Marie Whittemore --- For
	2	Approve Non-Employee Director Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        In 2005, ISS implemented a modified policy in evaluating director equity plans. ISS considers the costs of equity plans including director plans and employee-based compensation plans in the binomial compensation model. If the total costs of the combined equity plans exceed the allowable cap, ISS will review the qualitative features of director compensation, taking into account (i) director stock ownership guidelines (ii) vesting schedule (iii) mix between cash and equity (iv) retirement/benefit and perquisites programs and (v) quality of disclosure.        In this case, the combined cost of the 2007 Plan and the shares from remaining equity plans available for future grant exceed the company;s allowable cap of 9 percent. However, in reviewing the qualitative features of the company;s director compensation, the company has met all the above criteria. Specifically, each non-employee director is expected to acquire and hold shares of the company;s common stock with a value being equal to three times his or her current annual cash retainer. With respect to the vesting schedule, awards vest after one year from the date of grant. Each director is then expected to retain net gain shares resulting from the exercise of stock options or the vesting of restricted stock granted under the 2007 Plan for two years prior to sale or other transfer. The mix between cash and equity is approximately 55 percent cash and 45 percent equity. Non-employee directors are eligible to direct the T. Rowe Price Associates Foundation, Inc. to match personal gifts up to an annual limit to qualified charitable organizations. For 2006, non-employee directors were eligible to have up to $7,500 matched. ISS does not view the perk to be excessive or costly to shareholders. Further, the company provided a tabular disclosure on its director compensation by displaying fees earned in cash, option awards, all other compensation and total compensation for each non-employee director. We believe the company meets all of the above qualitative features of director compensation. As such, we recommend a vote FOR proposal 2.

	3	Ratify Auditors	For	For			Mgmt
	4	Other Business	For	Against			Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/24/07 - A	Target Corporation *TGT*		87612E106		03/26/07		39,722
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	4	Company Specific- Require Majority Vote for the Election of Directors	For	For			Mgmt
ISS commends the company for seeking to adopt a majority vote standard for the election of directors, with a plurality vote carve-out for contested elections and a director resignation policy.
	5	Report on Political Contributions	Against	For			ShrHoldr

ISS notes that Target has provided shareholders with some information to assess the company;s general policies and oversight mechanisms relating to its political contributions. We are, however, concerned that shareholders lack information relating to the type of organizations or candidates that the company may support and information about its trade association spending. Such disclosure could assist shareholders in their assessment of the risks and benefits associated with public policy activities through political activity and trade associations without significant cost, burden, or strategic risk for the company. As such, ISS believes this proposal merits shareholder support.

04/18/07 - S	TD Banknorth, Inc.		87235A101		03/07/07		25,671
	1	Approve Merger Agreement	For	For			Mgmt

Based on our review of the terms of the transaction and the factors mentioned above, specifically the fair premium, the company's poor performance and the unlikelihood that a competitive bidder would come forward with a higher offer due to the company's current majority-ownership structure, we believe the merger agreement warrants shareholder support.

05/04/07 - A	Temple-Inland Inc. *TIN*		879868107		03/27/07		720
	1	Elect Directors	For	For			Mgmt
	2	Company Specific-- Majority Vote for the Election of Director	For	For			Mgmt

Director accountability is the hallmark of good governance. The board election process must ensure that shareholders; expressions of dissatisfaction with the performance of directors have meaningful consequences. A majority vote standard transforms the director election process from a symbolic gesture to a meaningful voice for shareholders. ISS believes that proposals seeking majority vote requirements in boardroom elections warrant shareholder support provided a majority vote requirement does not conflict with the state law where the company is incorporated. Further, ISS will not support any resolutions that do not allow for a carve-out for plurality elections when there are more nominees than board seats. ISS advocates that a majority vote standard coupled with a director resignation policy would give full effect to the shareholder franchise.

	3	Reduce Supermajority Vote Requirement	For	For			Mgmt
ISS supports the removal of a supermajority vote requirement on business combinations.
	4	Authorize Board to Fill Vacancies	For	For			Mgmt

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Given that the company has a classified board, appointed directors should stand for election at the next annual meeting as opposed to holding office for the full term of the class. ISS supports this proposal.

	5	Ratify Auditors	For	For			Mgmt

05/04/07 - S	Templeton Funds, Inc.		880196209		01/05/07		117,386
	1	Elect Directors	For	For			Mgmt
	2	Approve Conversion to Series of Delaware Business Trust	For	For			Mgmt

When changing the domicile of a fund, ISS considers the corporate laws of the state in which the fund is seeking to reincorporate as they apply to management investment companies. Shareholder rights can be particularly limited in certain states, including Delaware, Maryland, and Massachusetts.         Reorganizing the funds from Massachusetts business trusts or Maryland corporations to Delaware statutory trusts may provide benefits to the funds and its shareholders. To the extent that the boards and management have to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

	3	Approve Change of Fundamental Investment Policy	For	For			Mgmt

Historically, most amendments to a fund;s fundamental restrictions have not been significant enough to alter a fund;s investment strategy. That said, with the elimination of certain fundamental restrictions such as those that involve hedging tactics, there is an increased risk to a shareholder;s investment. However, since the fundamental investment objective is the rule that governs all of a fund;s investment strategies, specific restraints are placed on riskier practices by virtue of the investment objective, which remains unchanged. As a result, ISS generally approves of amendments or the elimination of certain fundamental restrictions, which as a result of changes in SEC policy and state securities laws, are outdated or obsolete, and therefore unfairly hamstring a fund that was created prior to the changes in regulatory law.

	4	Approve Change of Fundamental Investment Policy	For	For			Mgmt

04/19/07 - A	Texas Instruments Inc. *TXN*		882508104		02/20/07		22,025
	1	Elect Director James R. Adams	For	For			Mgmt

Therefore, in light of the company;s negative stock performance, ISS believes that there is a disconnect between pay and performance and recommends a vote AGAINST all of the director nominees who currently sit on the Compensation Committee.        We recommend that shareholders vote AGAINST Compensation Committee members Daniel A. Carp, Ruth J. Simmons and Christine Todd Whitman for the disconnect between company's stock performance and the CEO's compensation.

	2	Elect Director David L. Boren	For	For			Mgmt
	3	Elect Director Daniel A. Carp	For	Against			Mgmt
	4	Elect Director Carrie S. Cox	For	For			Mgmt
	5	Elect Director Thomas J. Engibous	For	For			Mgmt
	6	Elect Director David R. Goode	For	For			Mgmt
	7	Elect Director Pamela H. Patsley	For	For			Mgmt
	8	Elect Director Wayne R. Sanders	For	For			Mgmt
	9	Elect Director Ruth J. Simmons	For	Against			Mgmt
	10	Elect Director Richard K. Templeton	For	For			Mgmt
	11	Elect Director Christine Todd Whitman	For	Against			Mgmt
	12	Ratify Auditors	For	For			Mgmt

05/15/07 - A	The Allstate Corp. *ALL*		020002101		03/16/07		200
	1	Elect Director F. Duane Ackerman	For	For			Mgmt
	2	Elect Director James G. Andress	For	For			Mgmt
	3	Elect Director Robert D. Beyer	For	For			Mgmt
	4	Elect Director W. James Farrell	For	For			Mgmt
	5	Elect Director Jack M. Greenberg	For	For			Mgmt
	6	Elect Director Ronald T. LeMay	For	For			Mgmt
	7	Elect Director Edward M. Liddy	For	For			Mgmt
	8	Elect Director J. Christopher Reyes	For	For			Mgmt
	9	Elect Director H. John Riley, Jr.	For	For			Mgmt
	10	Elect Director Joshua I. Smith	For	For			Mgmt
	11	Elect Director Judith A. Sprieser	For	For			Mgmt
	12	Elect Director Mary Alice Taylor	For	For			Mgmt
	13	Elect Director Thomas J. Wilson	For	For			Mgmt
	14	Ratify Auditors	For	For			Mgmt
	15	Reduce Supermajority Vote Requirement	For	For			Mgmt
ISS supports any reduction of a company;s voting requirements. We commend management for submitting this proposal at this year's and addressing the request of the previous shareholder proposal.

04/10/07 - A	The Bank Of New York Mellon Corp. *BK*		064057102		02/20/07		36,757
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Vote Requirements to Amend Articles/Bylaws/Charter	Against	For			ShrHoldr
ISS recommends shareholders support this precatory proposal that would eliminate all supermajority vote requirements of the company.
	4	Restore or Provide for Cumulative Voting	Against	For			ShrHoldr

In this case, the company fails to meet all of the aforementioned corporate governance criteria. Specifically, the company has not adopted a majority vote standard in director elections with a plurality carve-out; shareholders may not call special meetings; and shareholders may not act by written consent. Accordingly, the proposal warrants shareholder support.

	5	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

05/24/07 - S	The Bank Of New York Mellon Corp. *BK*		064057102		04/12/07		36,382
	1	Approve Merger Agreement	For	For			Mgmt

Based on our review of the terms of the transaction and the factors described above, in particular the positive market reaction, strategic rational and potential synergies, we believe that the merger agreement warrants shareholder support.

	2	Adopt Supermajority Vote Requirement for Mergers	For	For			Mgmt

As a matter of policy, we recommend that shareholders vote against most proposals to adopt supermajority vote requirements, as they serve as entrenchment devices for management and, therefore, are not in shareholders; best interests. A supermajority requirement puts a higher burden of proof on shareholders. After the merger, the interests of both BONY and Mellon investors should be one and the same and therefore do not need the proposed protection. The directors after the merger should be accountable to all shareholders and should not distinguish between BONY and Mellon investors. We believe that in this case, given that this is a temporary provision and the risk of disruption to a merger that we otherwise support, the proposal warrants shareholder support.

	3	Increase Authorized Preferred and Common Stock	For	For			Mgmt

Given that the proposed increase in authorized shares of common stock is below the allowable threshold, that there is no effective increase in authorized preferred shares, and that approval of this item is a condition to the merger with Mellon, we recommend shareholders support this item.

	4	Adjourn Meeting	For	For			Mgmt
Given our support of the merger and the rest of the items in the ballot, and the fact that item 2 and 3 are conditions to the merger, we recommend shareholders support this adjournment proposal.

04/30/07 - A	The Boeing Co. *BA*		097023105		03/01/07		1,100
	1	Elect Director John H. Biggs	For	For			Mgmt

ISS recognizes that attracting executive talent, particularly at the CEO position, can be challenging in today's environment. Golden hello" payments are being increasingly used by boards to lure executives from outside companies into the CEO suite. Often, pay problems emerge when a crisis in the corner office, coupled with poor succession planning, places a board in a weak negotiating position.        At Boeing, two successive CEO departures set the stage for outside talent to be brought in at a hefty price tag to shareholders. It is a fair question for shareholders to ask whether Mr. McNerney's benefits from his former employment should be made whole, and whether the board could have exercised better oversight and planning in light of the scandal-driven departures of Mr. Stonecipher in 2005 and Mr. Condit in 2003. While we do not recommend withholding from compensation committee members at this time, ISS will closely monitor the pay practices and succession planning at Boeing. Shareholders would be well served to do the same.

	2	Elect Director John E. Bryson	For	For			Mgmt
	3	Elect Director Arthur D. Collins, Jr.	For	For			Mgmt
	4	Elect Director Linda Z. Cook	For	For			Mgmt
	5	Elect Director William M. Daley	For	For			Mgmt
	6	Elect Director Kenneth M. Duberstein	For	For			Mgmt
	7	Elect Director John F. McDonnell	For	For			Mgmt
	8	Elect Director W. James McNerney, Jr.	For	For			Mgmt
	9	Elect Director Richard D. Nanula	For	For			Mgmt
	10	Elect Director Rozanne L. Ridgway	For	For			Mgmt
	11	Elect Director Mike S. Zafirovski	For	For			Mgmt
	12	Ratify Auditors	For	For			Mgmt
	13	Report on Foreign Arms Sales	Against	Against			ShrHoldr

ISS believes that the combination of federal regulation, the current level of disclosure by Boeing, and the necessity to limit disclosure where it could affect the company;s competitive advantage outweigh the potential benefits that may be derived from this proposal. As such, we believe that this resolution does not merit shareholder support.

	14	Adopt Human Rights Policy	Against	For			ShrHoldr

In light of the serious human rights concerns in a number of the countries where the company operates and the fact that the company does not currently have a publicly-available code of conduct that references international labor standards, we believe that this step of publicly endorsing these international labor standards will benefit the company and its shareholders.

	15	Report on Charitable Contributions	Against	Against			ShrHoldr

In this instance, ISS notes that Boeing describes in its response to this proposal its oversight mechanism for charitable giving and also provides through its corporate website a substantial overview of its charitable giving initiatives, including providing its most recently available total cash budget, recent fiscal year cash contributions by focus area, geography, and by employee, retiree and board member. The company also provides specific selected programs details within various geographic regions around the world. Additionally, the company;s Global Corporate Citizenship corporate website discusses focus areas, grant guidelines, exclusions and evaluation criteria, and contact information for regional community relations offices. Therefore, based on the existing level of disclosure, ISS does not recommend shareholder support for the resolution at this time.

	16	Report on Political Contributions	Against	For			ShrHoldr

ISS believes that management has provided shareholders with some information to assess the company;s current public policy activities. In particular, Boeing provides an overview of its political contribution policies and its commitment to the oversight process. We are, however, concerned that shareholders lack information relating to the company;s trade association spending. Such information could help shareholders assess the risks and benefits associated with public policy activities through associations without significant cost, burden, or strategic risk for the company. As such, ISS believes this proposal merits shareholder support.

	17	Separate Chairman and CEO Positions	Against	Against			ShrHoldr

In this case, Boeing meets all of the criteria in the counterbalancing structure described above. The board is 90 percent independent, with all key board committees including no affiliated directors. Corporate governance guidelines are established and publicly available. The current lead director performs all of the duties listed above. With regard to the company's total shareholder return performance, Boeing outperformed its peers and index both on both a one-year and three-year total shareholder returns         We believe that the company;s governance structure provides a satisfactory balance to a unified chairman and CEO position. Accordingly, the proposal does not warrant shareholder support.

	18	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	Against	Against			ShrHoldr
We believe that Boeing's policy addresses the issue raised by this proposal by requiring the rights to be redeemed, caused to expire or submitted to a vote of the shareholders within one year.
	19	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	20	Performance-Based and/or Time-Based Equity Awards	Against	For			ShrHoldr

Conclusion        Per ISS' valuation of the performance mix, we compared the actual number of shares (performance awards vs. options and time-vested restricted/deferred stock awards) granted in the past fiscal year and only 20 percent of the equity awards granted to named executive officers during that period were performance-based according to our guidelines. Therefore, given that: (1) the company;s long-term program for executives is not performance-based per ISS' guidelines; (2) the program fails to provide shareholders with clearly disclosed hurdle rates; and (3) this proposal is not overly restrictive, we believe this item warrants shareholder support.

	21	Claw-back of Payments under Restatements	Against	Against			ShrHoldr
ISS believes that the company has fundamentally addressed the proponent's key concerns. ISS believes this proposal does not warrant shareholder support.

05/17/07 - A	The Charles Schwab Corp. *SCHW*		808513105		03/19/07		10,000
	1	Elect Directors	For	For			Mgmt
	2	Approve Qualified Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	3	Amend Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 6 percent is equal to or less than the allowable cap for this company of 10 percent. Additionally, this plan expressly forbids repricing.

	4	Report on Political Contributions	Against	For			ShrHoldr

In the case of Charles Schwab, ISS notes that a similar political contributions shareholder proposal at the 2006 annual meeting garnered approximately 26.65 percent shareholder support. ISS also notes that, similar to its disclosure at the time of the 2006 ISS analysis, the company does not appear to provide detailed information available about the company;s policies regarding oversight or accountability for corporate political contributions, its overarching rationale for such contributions, or information on the administration of Charles Schwab;s PACs. ISS is concerned with the lack of information available to shareholders related to the company;s political contributions spending. Such information helps shareholders assess the risks and benefits associated with its public policy activities without significant cost, burden, or strategic risk for the company. Therefore, ISS believes that shareholders support for this resolution is warranted.

	5	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

Director accountability is the hallmark of good governance. The board election process must ensure that shareholders' expressions of dissatisfaction with the performance of directors have meaningful consequences. A majority vote standard transforms the director election process from a symbolic gesture to a meaningful voice for shareholders. ISS believes that proposals seeking majority vote requirements in boardroom elections warrant shareholder support provided a majority vote requirement does not conflict with the state law where the company is incorporated. Further, ISS will not support any resolutions that do not allow for a carveout for plurality elections when there are more nominees that board seats. ISS advocates that a majority vote standard coupled with a director resignation policy would give full effect to the shareholder franchise. Accordingly, we believe that is item warrants shareholder support.

04/24/07 - A	The Chubb Corp. *CB*		171232101		03/05/07		300
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Articles/Bylaws/Charter General Matters--Adopt Majority Vote Standard for the Election of Directors	For	For			Mgmt

ISS advocates that the director election system give full effect to the shareholder franchise. Director accountability is the hallmark of good governance. The board election process must ensure that shareholders; expressions of dissatisfaction with the performance of directors have meaningful consequences. A majority vote standard transforms the director election process from a symbolic gesture to a meaningful voice for shareholders. Therefore we recommend that shareholders support this resolution for instituting a majority vote standard in uncontested director elections.

	4	Report on Political Contributions	Against	For			ShrHoldr

ISS believes that management has provided shareholders with some information to assess Chubb;s current public policy activities. Specifically, the company provides broad discussion on its involvement in public policy initiatives through political contributions. However, we are concerned with the lack of information available to shareholders related to the company;s trade association spending. Such information could help shareholders assess the risks and benefits associated with public policy activities through associations without significant cost, burden, or strategic risk for the company. As such, ISS recommends that shareholders support this resolution.

04/18/07 - A	The Coca-Cola Company *KO*		191216100		02/20/07		1,714
	1	Elect Director Herbert A. Allen	For	For			Mgmt

We recommend that shareholders vote FOR the directors with the exception of independent outsider Barry Diller. We recommend that shareholders vote AGAINST Barry Diller for sitting on more than three boards.

	2	Elect Director Ronald W. Allen	For	For			Mgmt
	3	Elect Director Cathleen P. Black	For	For			Mgmt
	4	Elect Director Barry Diller	For	Against			Mgmt
	5	Elect Director E. Neville Isdell	For	For			Mgmt
	6	Elect Director Donald R. Keough	For	For			Mgmt
	7	Elect Director Donald F. McHenry	For	For			Mgmt
	8	Elect Director Sam Nunn	For	For			Mgmt
	9	Elect Director James D. Robinson, III	For	For			Mgmt
	10	Elect Director Peter V. Ueberroth	For	For			Mgmt
	11	Elect Director James B. Williams	For	For			Mgmt
	12	Ratify Auditors	For	For			Mgmt
	13	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	14	Limit Executive Compensation	Against	Against			ShrHoldr
In conclusion, ISS does not support this shareholder proposal due to the arbitrary and restrictive nature of the limiting executive compensation.
	15	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	16	Report on Chemical and Biological Testing Data	Against	Against			ShrHoldr

Therefore, considering the company;s existing level of disclosure on this topic as well as concerns over the cost, burden, and utility of the information requested, ISS does not recommend shareholder support for this resolution.

	17	Report on Environmental Liabilities in India	Against	Against			ShrHoldr

In this case, the proponent is requesting that the company evaluate the potential environmental and public health damage associated with utilizing ground water in regions that suffer from a water shortage. Specifically, the resolution is asking that the company evaluate the feasibility of refraining from the use of ground water in India. ISS believes that the proponent raises some significant issues regarding the impact that local protests and associated pressure from government officials may have on the company;s operations. However, we also note that the company has provided significant discussion on issues related to water quality and scarcity in its public filings and on the corporate website. Moreover, Coca-Cola, its subsidiaries, and affiliates are involved in numerous initiatives in India to improve water quality and the availability of fresh water in water-scarce regions, and have committed to collaborative programs to seek improved methods of addressing these concerns. As such, while ISS agrees with the proponent that water scarcity in India and other global markets may have a significant impact on the company, we also believe that Coca-Cola has provided a substantial amount of information for shareholders to review when considering these risks. Therefore, we do not believe that the additional reporting requested by this resolution is warranted at this time.

	18	Performance-Based and/or Time-Based Equity Awards	Against	For			ShrHoldr

ISS supports the shareholder proposal since the company does not provide for significant portion of performance-based awards. Further, in light of the company's history of accelerating the vesting of awards for departing executives coupled with the board's continued ability to modify or waive vesting requirements without shareholder approval under the company's 1989 plan, ISS believes shareholder support of this proposal is warranted.

05/10/07 - A	The Dow Chemical Company *DOW*		260543103		03/12/07		2,650
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Arnold A. Allemang --- For

Vote Recommendation While we recognize that Mr. Reinhard categorically denies being "part of any secret effort to take over or acquire Dow Chemical", we note that the company conducted an internal investigation and were convinced based on its findings that he (and Mr. Kreinberg) was at the center of the news leaks regarding a possible acquisition of the company. Dow Chemical maintains that the recent moves show a "commitment to the highest standards of integrity, ethical conduct and corporate governance". As such, ISS will recommend a vote FOR all of the board-supported director nominees shown on Dow Chemical;s amended voting ballot. With regards to Mr. Reihard;s WITHDRAWN position on the revised ballot, ISS;s recommendation is NONE since the company indicates that no votes will be cast for Mr. Reinhard.

	1.2	Elect Director Jacqueline K. Barton --- For
	1.3	Elect Director James A. Bell --- For
	1.4	Elect Director Jeff M. Fettig --- For
	1.5	Elect Director Barbara H. Franklin --- For
	1.6	Elect Director John B. Hess --- For
	1.7	Elect Director Andrew N. Liveris --- For
	1.8	Elect Director Geoffery E. Merszei --- For
	1.9	WITHDRAWN	None	None			Mgmt
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Reduce Supermajority Vote Requirement	For	For			Mgmt

ISS supports any reduction of a company;s voting requirements, even if the change is simply a lower supermajority. ISS commends the company for submitting the proposed changes, which demonstrates a commitment to shareholders' interests.

	4	Report on Remediation Policies in Bhopal	Against	Against			ShrHoldr

Conclusion ISS believes that this resolution merits consideration based on the impact of the tragic accident in Bhopal on thousands of people, and the potential affect that reputational damage may have on the company;s operations in Asia. That said, ISS notes that the company has disclosed certain information on Bhopal both on the Dow Chemical website and on www.bhopal.com, a website sponsored by Union Carbide specifically discussing information on the tragedy. Further, while we believe that the company could improve its transparency on certain issues, ISS notes that the company has clearly stated in its filings that it does not believe that it maintains liability for future remediation, nor does it intend to invest in new initiatives to address concerns related to this issue. As such, we question the value of the report specified in this resolution. The company;s discussion of the tragedy in Bhopal not only provides information on the specific incident and associated legal proceedings, remediation efforts, and business developments; it clearly outlines Dow Chemical;s position on this matter. As the company has stated that it does not intend to initiate further actions related to Bhopal, it does not appear that a report to specifically discuss such actions would provide significant, meaningful benefit to shareholders. As such, ISS does not believe this shareholder merits shareholder support.

	5	Report on Genetically Modified Organisms	Against	Against			ShrHoldr

Conclusion Given the existing publicly available information relating to Dow;s GE products, the current oversight of GE ingredients by public agencies, the disclosure of existing internal controls and its commitment to perform a Risk Review Process at various stages of a product;s life cycle, ISS does not recommend shareholder support for this proposal.

	6	Report on Environmental Remediation	Against	For			ShrHoldr

Conclusion Considering Dow;s continued significant financial obligations, including its total accrued obligation of $347 million as of Dec. 31, 2006, and the potential for future litigation costs which may be associated with its Midland-related remediation and, given the past, present and future financial, legal and reputational risks associated with its Midland-related remediation activities; and, providing the existing availability of estimated timelines for various remediation projects which would limit the expense associated with summarizing the pace and effectiveness of these environmental remediation processes, ISS believes that this resolution warrants shareholder support.

	7	Evaluate Potential Links Between Company Products and Asthma	Against	Against			ShrHoldr

Conclusion In light of the demonstrated commitment on the part of Dow to provide transparency on health concerns associated with certain product ingredients and given the current oversight processes for Dow;s products by public agencies, we do not believe this proposal warrants shareholder support.

06/05/07 - A	The Gap, Inc. *GPS*		364760108		04/09/07		100
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

04/11/07 - A	The Goldman Sachs Group, Inc.		38141G104		01/26/07		10,910
	1	Elect Director Lloyd C. Blankfein	For	For			Mgmt
	2	Elect Director Lord Browne of Madingley	For	For			Mgmt
	3	Elect Director John H. Bryan	For	For			Mgmt
	4	Elect Director Gary D. Cohn	For	For			Mgmt
	5	Elect Director Claes Dahlback	For	For			Mgmt
	6	Elect Director Stephen Friedman	For	For			Mgmt
	7	Elect Director William W. George	For	For			Mgmt
	8	Elect Director Rajat K. Gupta	For	For			Mgmt
	9	Elect Director James A. Johnson	For	For			Mgmt
	10	Elect Director Lois D. Juliber	For	For			Mgmt
	11	Elect Director Edward M. Liddy	For	For			Mgmt
	12	Elect Director Ruth J. Simmons	For	For			Mgmt
	13	Elect Director Jon Winkelried	For	For			Mgmt
	14	Ratify Auditors	For	For			Mgmt
	15	Report on Charitable Contributions	Against	Against			ShrHoldr

Conclusion        In this case, we note that Goldman Sachs discloses some of the information requested by the proponent on its corporate website, in the segment dedicated to its Charitable Services Group. Additionally, while details of the transaction are minimal, the company does briefly discuss its donation of the Tierra del Fuego property on its website, including broad information on the company;s rationale for purchasing the land for conservation purposes. Therefore, while we agree with the proponents that companies should provide disclosure to shareholders on its charitable contributions, we question whether the detailed information requested in addition to Goldman Sachs; existing report would provide shareholders with significant benefit.         Based on the company;s existing disclosure of its charitable contributions and policies, ISS does not believe that shareholder support for this resolution is warranted at this time.

	16	Sustainability Report	Against	Against			ShrHoldr

Conclusion        In this case, ISS notes that Goldman Sachs provides discussion on some issues related to sustainability on the company website, covering broad topics related to social and economic development, environmental policies and performance, and corporate ethics. ISS believes that the company could benefit from creating a more structured sustainability report, similar to those produced by many other large multinational corporations; however, Goldman Sachs; existing disclosure does provide shareholders with some transparency into some key issues evaluated in basic sustainability reporting and addresses certain concerns noted by the proponent including information on its policies and projects related to social, environmental, and economic sustainability. Therefore, ISS does not recommend shareholder support for the resolution at this time.

	17	Prohibit Executive Stock-Based Awards	Against	Against			ShrHoldr

According to ISS policy, stock option plans should explicitly prohibit repricing underwater options without shareholder consent. We do, however, believe that issuers should have some latitude in determining the mix of award types granted to executives and employees. The company currently uses a mix of award types including options, restricted stock, and restricted stock unit in its compensation of senior executives. Prohibiting the award of any future stock options to anyone can constitute micromanagement and put the company at a competitive disadvantage. Because this proposal is overly restrictive, we do not believe this item warrants shareholder support.

05/16/07 - A	The Hartford Financial Services Group, Inc. *HIG*		416515104		03/20/07		24,418
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

04/17/07 - A	The Hershey Co *HSY*		427866108		02/20/07		1,650
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Omnibus Stock Plan	For	Against			Mgmt

                                                    VI. Vote Recommendation        We commend the company for expressly forbidding the repricing of stock options under the plan. However, the estimated shareholder value transfer of the company's plans of 8 percent is above the allowable cap for this company of 7 percent.

04/25/07 - A	The McGraw-Hill Companies, Inc. *MHP*		580645109		03/12/07		7,450
	1	Elect Directors	For	Withhold			Mgmt
	1.1	Elect Director Pedro Aspe --- Withhold
ISS recommends shareholders WITHHOLD votes from all director nominees, for failure to implement a majority supported shareholder proposal.
	1.2	Elect Director Robert P. Mcgraw --- Withhold
	1.3	Elect Director H. Ochoa-Brillembourg --- Withhold
	1.4	Elect Director Edward B. Rust, Jr. --- Withhold
	2	Ratify Auditors	For	For			Mgmt
	3	Declassify the Board of Directors	Against	For			ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	4	Amend Vote Requirements to Amend Articles/Bylaws/Charter	Against	For			ShrHoldr

Based on principle, ISS maintains that a simple majority of voting shares should be sufficient to effect changes in a company's corporate governance. Requiring more than a simple majority may permit the board to entrench itself by blocking amendments that are in shareholders' best interests.        ISS supports a simple majority vote requirement. We recommend a vote FOR the proposal.

	5	Political Contributions/Activities	Against	For			ShrHoldr

ISS believes that management has provided shareholders with some information to assess the company;s current public policy activities. McGraw Hill provides an overall business rationale for participating in the public policy process, an overview of its policies and its commitment to the oversight process. We are, however, concerned that shareholders lack information relating to the company;s trade association spending. Such information could help shareholders assess the risks and benefits associated with public policy activities through associations without significant cost, burden, or strategic risk for the company. Therefore, we believe this resolution warrants shareholder support.

06/05/07 - A	The TJX Companies, Inc. *TJX*		872540109		04/16/07		100
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director David A. Brandon --- Withhold
We recommend a vote FOR the directors with the exception of independent outsider David A. Brandon for sitting on more than three boards.
	1.2	Elect Director Bernard Cammarata --- For
	1.3	Elect Director David T. Ching --- For
	1.4	Elect Director Michael F. Hines --- For
	1.5	Elect Director Amy B. Lane --- For
	1.6	Elect Director Carol Meyrowitz --- For
	1.7	Elect Director John F. O'Brien --- For
	1.8	Elect Director Robert F. Shapiro --- For
	1.9	Elect Director Willow B. Shire --- For
	1.10	Elect Director Fletcher H. Wiley --- For
	2	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	3	Ratify Auditors	For	For			Mgmt
	4	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

05/01/07 - A	The Travelers Companies, Inc. *TRV*		89417E109		03/05/07		2,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Alan L. Beller --- For
We recommend a vote FOR the directors.
	1.2	Elect Director John H. Dasburg --- For
	1.3	Elect Director Janet M. Dolan --- For
	1.4	Elect Director Kenneth M. Duberstein --- For
	1.5	Elect Director Jay S. Fishman --- For
	1.6	Elect Director Lawrence G. Graev --- For
	1.7	Elect Director Patricia L. Higgins --- For
	1.8	Elect Director Thomas R. Hodgson --- For
	1.9	Elect Director Cleve L. Killingsworth, Jr. --- For
	1.10	Elect Director Robert I. Lipp --- For
	1.11	Elect Director Blythe J. McGarvie --- For
	1.12	Elect Director Glen D. Nelson, M.D. --- For
	1.13	Elect Director Laurie J. Thomsen --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Company Specific- Majority Vote for the Election of Directors	For	For			Mgmt

ISS believes that a majority vote standard for the election of directors in uncontested elections increases directors; accountability to shareholders. As such, we recommend shareholders support this proposal.

05/17/07 - A	Tiffany & Co. *TIF*		886547108		03/23/07		1,300
	1	Elect Director Michael J. Kowalski	For	For			Mgmt
	2	Elect Director Rose Marie Bravo	For	For			Mgmt
	3	Elect Director William R. Chaney	For	For			Mgmt
	4	Elect Director Gary E. Costley	For	For			Mgmt
	5	Elect Director Abby F. Kohnstamm	For	For			Mgmt
	6	Elect Director Charles K. Marquis	For	For			Mgmt
	7	Elect Director J. Thomas Presby	For	For			Mgmt
	8	Elect Director James E. Quinn	For	For			Mgmt
	9	Elect Director William A. Shutzer	For	For			Mgmt
	10	Ratify Auditors	For	For			Mgmt

05/18/07 - A	Time Warner Inc *TWX*		887317105		03/30/07		1,200
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Reduce Supermajority Vote Requirement	For	For			Mgmt
ISS supports any reduction of a company;s voting requirements. As such, we believe that this proposal warrants shareholder support.
	4	Advisory Vote to Ratify Named Executive Officers'Compensation	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	5	Separate Chairman and CEO Positions	Against	Against			ShrHoldr
We believe that the company;s governance structure provides a satisfactory balance to a unified chairman and CEO position. Accordingly, the proposal does not warrant shareholder support.
	6	Company Specific- Adopt Simple Majority Vote	Against	For			ShrHoldr
ISS supports any reduction of a company;s voting requirements, even if the change is simply a lower supermajority. As such, we support this proposal
	7	Amend Articles/Bylaws/Charter -- Call Special Meetings	Against	For			ShrHoldr

The proposal seeks to provide shareholders with the right to call special meetings which we believe is in the best interests of shareholders. We note that the proposal limits the right to call a special meeting to holders of at least 10 to 25 percent of the outstanding shares.

	8	Company-Specific- Stockholder Ratification of Director Compensation, When a Stockholder Rights Plan Has Been Adopted	Against	Against			ShrHoldr
As such, ISS believes that this proposal does not warrant shareholder support.

05/10/07 - A	Transocean Inc. *RIG*		G90078109		03/19/07		313
Meeting for Holders of ADRs
	1	ELECTION OF DIRECTOR: ROBERT L. LONG	For	For			Mgmt
	2	ELECTION OF DIRECTOR: MARTIN B. MCNAMARA	For	For			Mgmt
	3	ELECTION OF DIRECTOR: ROBERT M. SPRAGUE	For	For			Mgmt
	4	ELECTION OF DIRECTOR: J. MICHAEL TALBERT	For	For			Mgmt
	5	APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007.	For	For			Mgmt

05/09/07 - A	Tribune Co. *TRB*		896047107		03/14/07		1,120
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Declassify the Board of Directors	Against	For			ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

05/14/07 - A	TrustCo Bank Corp NY *TRST*		898349105		03/22/07		39,144
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Joseph A. Lucarelli --- For

We recommend a vote FOR the directors with the exception of affiliated outsider Robert A. McCormick. We recommend that shareholders WITHHOLD votes from Robert A. McCormick for failure to establish an independent nominating committee.

	1.2	Elect Director Robert A. McCormick --- Withhold
	2	Ratify Auditors	For	For			Mgmt

04/17/07 - A	U.S. Bancorp *USB*		902973304		02/26/07		2,600
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Victoria Buynisk Gluckman --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Arthur D. Collins, Jr. --- For
	1.3	Elect Director Olivia F. Kirtley --- For
	1.4	Elect Director Jerry W. Levin --- For
	1.5	Elect Director Richard G. Reiten --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 3 percent is equal to or less than the allowable cap for this company of 6 percent. Additionally, this plan expressly forbids repricing.

	4	Declassify the Board of Directors	For	For			Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders; interests.
	5	Approve Report of the Compensation Committee	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	6	Establish SERP Policy	Against	For			ShrHoldr
ISS recommends shareholders support this proposal as we believe that base salary is a sufficient basis upon which to base pension benefits to executives.

05/03/07 - A	Union Pacific Corp. *UNP*		907818108		02/22/07		67
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

ISS notes that the proponent has crafted the proposal in a way that would afford the board the flexibility to address the status of incumbent director nominees who fail to receive a majority vote under a majority vote standard. We concur with the proponent that a majority vote standard combined with the company;s current post-election director resignation policy would establish a more meaningful director election process. As such we believe this proposal warrants shareholder support.

	4	Report on Political Contributions	Against	For			ShrHoldr

While ISS believes that some aspects of this resolution may be overly restrictive or burdensome, we also agree with the proponents that shareholders should have access to information that allows them to evaluate the general rationale and criteria behind the company;s political contributions, as well as the level of oversight and accountability in place to ensure compliance with company policy and applicable legislation. As such, we recommend that shareholders vote for this resolution.

04/11/07 - A	United Technologies Corp. *UTX*		913017109		02/13/07		43,280
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Louis R. Chenevert --- For
We recommend a vote FOR the directors.
	1.2	Elect Director George David --- For
	1.3	Elect Director John V. Faraci --- For
	1.4	Elect Director Jean-Pierre Garnier --- For
	1.5	Elect Director Jamie S. Gorelick --- For
	1.6	Elect Director Charles R. Lee --- For
	1.7	Elect Director Richard D. Mccormick --- For
	1.8	Elect Director Harold Mcgraw III --- For
	1.9	Elect Director Richard B. Myers --- For
	1.10	Elect Director Frank P. Popoff --- For
	1.11	Elect Director H. Patrick Swygert --- For
	1.12	Elect Director Andre Villeneuve --- For
	1.13	Elect Director H.A. Wagner --- For
	1.14	Elect Director Christine Todd Whitman --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Establish Term Limits for Directors	Against	Against			ShrHoldr

Under an effective corporate governance system, shareholders have the right to express their preferences each year by voting on directors at the annual meeting. Thus, shareholders can remove or reelect directors as they see fit.

	4	Report on Foreign Military Sales	Against	Against			ShrHoldr

Conclusion        ISS notes that United Technologies already discloses some information on these matters both through public filings and on the company's website. Topics addressed in these forums include disclosure on certain company policies related to export control compliance, government contract bidding, and appropriate financial information on military or weapons related programs. Additionally, the federal government agencies tasked with evaluating these transfer agreements already provide substantial regulatory oversight and enforcement regarding the foreign sale of weapons-related products and services. Finally, while we note that the proponents have stated that the company should omit proprietary or classified information from the report, we believe that detailed disclosure into the company;s contract bidding and market promotion strategies may negatively impact the company by providing insight to industry competitors without providing additional meaningful information to shareholders. As such, ISS believes that the combination of federal regulation, the current level of disclosure by United Technologies, and the necessity to limit disclosure where it could affect the company;s competitive advantage outweigh the potential benefits that may be derived from this proposal.

	5	Report on Political Contributions	Against	Against			ShrHoldr

Conclusion        ISS agrees with the proponent that companies should provide clear information to shareholders on their public policy initiatives, as these may impact the company;s ability to operate effectively in some highly regulated industries and could expose the company to negative publicity or costly litigation if such contributions are poorly managed. That said, based on United Technologies' existing disclosure on public policy activities and trade association costs, as well as its public commitment to expand disclosure on company and PAC contributions this year, ISS does not believe shareholder support for the resolution is necessary at this time.

	6	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

Conclusion        ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	7	Pay For Superior Performance	Against	For			ShrHoldr

Conclusion        While the company;s annual bonus program is performance-based with clearly disclosed hurdle rates, the long-term incentive program is not substantially performance-based under current ISS guidelines. We commend the company for disclosing specific target rates for EPS and TSR for PSUs granted under the long-term program. The company maintains that it has increased use of performance-based compensation to greater than 50 percent of the value of annual long-term incentive awards if the total value of the PSUs to SARs is taken into account. However, per ISS' valuation of the performance mix, we compared the actual number of shares (PSUs vs. SARs) granted in the past fiscal year and only13 percent of the equity awards granted to named executive officers over the past year have been performance-based according to our guidelines. ISS calculates the performance mix using shares rather than in dollars because values can change over time and with different modeling assumptions, among other things. Therefore, ISS believes that shareholder support of the proposal is warranted. Accordingly, ISS believes that shareholder support for this proposal is warranted.

05/29/07 - A	UnitedHealth Group Incorporated *UNH*		91324P102		04/09/07		150
	1	Elect Directors	For	For			Mgmt
	2	Company Specific--Majority Vote for the Election of Directors	For	For			Mgmt
ISS commends the company for seeking to adopt a majority voting standard in uncontested elections, with a carve out for plurality in contested election and a post-election director resignation policy.
	3	Declassify the Board of Directors	For	For			Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders; interests.
	4	Reduce Supermajority Vote Requirement for Removal of Directors	For	For			Mgmt
ISS supports this proposal.
	5	Reduce Supermajority Vote Requirement	For	For			Mgmt
ISS supports this proposal.
	6	Amend Articles-Make Stylistic, Clarifying and Conforming Changes	For	For			Mgmt
Given that approval of this item will incorporate the amendments in Items 2-5 which we support, this item warrants shareholder support.
	7	Ratify Auditors	For	For			Mgmt
	8	Performance-Based and/or Time-Based Equity Awards	Against	For			ShrHoldr

Given that: (1) the company's long-term equity compensation program for senior executives is not performance-based according to ISS' guidelines and; (2) this proposal is not overly restrictive, we believe this item warrants shareholder support.

	9	Establish SERP Policy	Against	For			ShrHoldr

In this case, the company capped supplemental executive retirement plan benefits payable to the CEO at the amount vested and accrued as of May 1, 2006. Other current named executive officers do not have supplemental executive retirement plan benefits and, with the exception of pre-existing supplemental executive retirement plan obligations that the company may assume as a result of acquisitions, the company no longer provides such benefits. However, the company is not precluded from entering into a new SERP agreement with a new executive hire that includes base salary and bonus. Further, the company has not adopted a SERP policy that excludes variable compensation. As such, this item warrants shareholder support.

	10	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	11	Equal Access to the Proxy for Purpose of Electing a Director	Against	For			ShrHoldr

Conclusion and Vote Recommendation        Proxy access is a tool that will enable investors to fulfill their ownership responsibilities while improving board accountability. We believe that this proxy access proposal allows significant shareholders an opportunity to participate in the nomination process, while safeguarding the process, the board, and the interests of all shareholders. ISS believes that support for this ballot access proposal represents a significant and positive step in the director election process. The reform is needed to right a steeply tilted playing field on which management and board incumbents dominate the election process. This proposal affords shareholders an opportunity to effect reforms on the nomination process. Based on the fundamental need for a more effective and meaningful director election process and given the adequate provisions of this proposal, we believe that support for this resolution is warranted.

05/24/07 - A	URS Corp. *URS*		903236107		04/06/07		100
	1	Elect Director H. Jesse Arnelle	For	For			Mgmt
	2	Elect Director Armen Der Marderosian	For	For			Mgmt
	3	Elect Director Mickey P. Foret	For	For			Mgmt
	4	Elect Director Martin M. Koffel	For	For			Mgmt
	5	Elect Director Joseph W. Ralston	For	For			Mgmt
	6	Elect Director John D. Roach	For	For			Mgmt
	7	Elect Director Douglas W. Stotlar	For	For			Mgmt
	8	Elect Director William P. Sullivan	For	For			Mgmt
	9	Elect Director William D. Walsh	For	For			Mgmt
	10	Ratify Auditors	For	For			Mgmt

04/26/07 - A	Valero Energy Corp. *VLO*		91913Y100		03/01/07		11,470
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Ruben M. Escobedo --- For
We recommend a vote FOR the directors with the exception of independent outsider Bob Marbut. We recommend that shareholders WITHHOLD votes from Bob Marbut for sitting on more than three boards.
	1.2	Elect Director Bob Marbut --- Withhold
	1.3	Elect Director Robert A. Profusek --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

While the company has adopted a director resignation policy, we believe that the majority vote standard with the director resignation policy and a plurality standard for contested elections is the benchmark to which companies should strive.

	4	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

Conclusion        ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	5	Establish SERP Policy	Against	For			ShrHoldr

Conclusion        ISS recommends shareholders support this proposal as the inclusion of variable compensation or other enhancements under SERP provisions significantly drives up the cost of such plans, a cost that is absorbed by the company and its shareholders.

05/03/07 - A	Verizon Communications *VZ*		92343V104		03/05/07		26,156
	1	Elect Director James R. Barker	For	For			Mgmt

While ISS recognizes that Verizon had some pay issues in 2005 and that it should do a better job with the design of the short-term and long-term incentive programs, we do not believe that AGAINST vote recommendations are warranted at this time. Particularly, the company's one-year and three-year total shareholder returns have outperformed the S&P 500 index and that Mr. Seidenberg's 2006 pay package is not excessively out of line with the peer companies. Going forward, ISS will monitor the actions of the compensation committee. At this time, ISS urges the compensation committee to redesign the programs so that achieving target performance level results in target and not above target payouts. Further, if the compensation committee were to exercise its discretion to increase Mr. Seidenberg's actual PSUs payouts, it would need to provide complete disclosure and justification so that shareholders are provided with sufficient insight to the high payouts. The lack of a solid rationale may result in a withhold vote from members of the compensation committee in the future. Included in this annual meeting are three compensation-related shareholder proposals sponsored by the unions which ISS will be supporting.

	2	Elect Director Richard L. Carrion	For	For			Mgmt
	3	Elect Director M. Frances Keeth	For	For			Mgmt
	4	Elect Director Robert W. Lane	For	For			Mgmt
	5	Elect Director Sandra O. Moose	For	For			Mgmt
	6	Elect Director Joseph Neubauer	For	For			Mgmt
	7	Elect Director Donald T. Nicolaisen	For	For			Mgmt
	8	Elect Director Thomas H. O'Brien	For	For			Mgmt
	9	Elect Director Clarence Otis, Jr.	For	For			Mgmt
	10	Elect Director Hugh B. Price	For	For			Mgmt
	11	Elect Director Ivan G. Seidenberg	For	For			Mgmt
	12	Elect Director Walter V. Shipley	For	For			Mgmt
	13	Elect Director John W. Snow	For	For			Mgmt
	14	Elect Director John R. Stafford	For	For			Mgmt
	15	Elect Director Robert D. Storey	For	For			Mgmt
	16	Ratify Auditors	For	For			Mgmt
	17	Limit Executive Compensation	Against	Against			ShrHoldr

ISS believes that taking away the company's ability to grant stock options is an arbitrary and excessively restrictive proposal that could potentially prohibit the company from compensating employees based upon their individual and company-wide performance. Being unable to issue stock options could hinder the company's ability to attract and retain competent executive officers. Moreover, the company's outstanding plans forbids repricing without shareholder proposal. As such, ISS does not recommend shareholder support for the resolution.

	18	Eliminate or Restrict Severance Agreements (Change-in-Control)	Against	For			ShrHoldr

ISS believes that the exclusion of tax gross-ups associated with severance benefits, the value of accelerated vesting of outstanding equity compensation awards and others can amount to significant value. By excluding these benefits from the company's policy, shareholders are unable to voice their opinion on overly-generous severance benefits. Therefore, ISS believes this proposal warrants support.

	19	Disclose Information on Compensation Consultant	Against	For			ShrHoldr
Based on the above disclosure, ISS believes that the company has not adequately met the proponent;s request.
	20	Advisory Vote to Ratify Named Executive Officer's Compensation	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	21	Adopt Policy on Overboarded Director	Against	Against			ShrHoldr

ISS notes that the company's Corporate Governance Guidelines with respect to the number of public company boards that a director can sit on conforms with ISS' standards. The proposal is slightly more restrictive in which directors can only serve on the board of no more than two other for-profit corporations, if he or she is employed full-time. At this time, ISS does not support this proposal due to its restrictive nature.

	22	Approve Terms of Existing Poison Pill	Against	Against			ShrHoldr

In this case, we note that the company has adopted a formal policy regarding the adoption of a pill. Specifically, the board will not adopt a shareholder rights plan without prior shareholder approval or present the plan to shareholders for their approval within one year of adopting the plan. If the plan is not approved by shareholders, it will expire one year from the date it is adopted and cannot be renewed or replaced. Any plan adopted by the board must also contain a "sunset" provision, providing that shareholders will have the opportunity to ratify or reject the plan every three years following the date of initial shareholder approval. ISS does not believe a bylaw change is necessary at this time since the company has established a policy. Therefore, ISS does not support this proposal.

	23	Report on Charitable Contributions	Against	Against			ShrHoldr

In this case, we note that Verizon discloses a significant amount of the information requested by the proponent on its corporate website. Included in this information are disclosure of the Foundation;s contributions and a broad discussion of the company;s charitable contribution policies and programs. Further, discussion on the website describes the initiatives that the company is involved in as well as its broad rationale for charitable contributions. Therefore, based on the existing level of disclosure, ISS does not recommend shareholder support for the resolution at this time.

04/17/07 - A	Wachovia Corp. *WB*		929903102		02/12/07		34,669
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Ernest S. Rady --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Jerry Gitt --- For
	1.3	Elect Director John T. Casteen, III --- For
	1.4	Elect Director Maryellen C. Herringer --- For
	1.5	Elect Director Joseph Neubauer --- For
	1.6	Elect Director Timothy D. Proctor --- For
	1.7	Elect Director Van L. Richey --- For
	1.8	Elect Director Dona Davis Young --- For
	2	Declassify the Board of Directors	For	For			Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders; interests.
	3	Company Specific--Provide for Majority Voting	For	For			Mgmt

ISS advocates that the director election system give full effect to the shareholder franchise. Director accountability is the hallmark of good governance. The board election process must ensure that shareholders; expressions of dissatisfaction with the performance of directors have meaningful consequences. A majority vote standard transforms the director election process from a symbolic gesture to a meaningful voice for shareholders. ISS commends management for submitting this proposal that demonstrates the board's commitment to shareholders' interests.

	4	Ratify Auditors	For	For			Mgmt
	5	Approve Report of the Compensation Committee	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	6	Require Director Nominee Qualifications	Against	Against			ShrHoldr

Given that the company has governance standards in place which provide for independence, accountability, and a focus on fiduciary duty among Wachovia board members, ISS does not believe that adoption of the proposed guidelines would add additional value to shareholders at this time.

	7	Report on Political Contributions	Against	Against			ShrHoldr

In the case of Wachovia, ISS notes that the company discusses political contributions both in a policy statement and in the corporate Code of Ethics located on the company website. These policies do not appear inconsistent with industry standards or existing regulatory requirements on this issue. Wachovia;s policy statement does not outline the criteria used in evaluating political contributions; however, it does clearly state that the company does not contribute any corporate funds to political organizations (including 527s), and that all contributions and political activities are conducted through voluntary, employee-sponsored PACs. Further disclosure includes information on the departments that are accountable for overseeing political activity, and annual director-level audit process. Finally, the company does not appear to be the subject of any recent, significant controversy, fines, or litigation resulting from political action or contributions from it or its employee sponsored PACs. Therefore, while we agree with the proponents that data on every type of political contribution may not be easily accessed, it is our opinion that information provided by Wachovia provides shareholders with sufficient insight into the company;s policies and controls. Furthermore, company policy prohibits the use of corporate funds for political contributions. Therefore, ISS does not believe that additional reporting on this matter is warranted at this time.

	8	Separate Chairman and CEO Positions	Against	Against			ShrHoldr

In this case, the company meets all of the governance and performance criteria in the counterbalancing structure described above. We believe that the company;s governance structure provides a satisfactory balance to a unified chairman and CEO position. Accordingly, the proposal does not warrant shareholder support.

06/01/07 - A	Wal-Mart Stores, Inc. *WMT*		931142103		04/05/07		800
	1	Elect Director Aida M. Alvarez	For	For			Mgmt
We recommend a vote FOR the directors with the exception of independent outsider Jack C. Shewmaker. We recommend shareholders vote AGAINST Mr. Shewmaker for poor attendance.
	2	Elect Director James W. Breyer	For	For			Mgmt
	3	Elect Director M. Michele Burns	For	For			Mgmt
	4	Elect Director James I. Cash, Jr.	For	For			Mgmt
	5	Elect Director Roger C. Corbett	For	For			Mgmt
	6	Elect Director Douglas N. Daft	For	For			Mgmt
	7	Elect Director David D. Glass	For	For			Mgmt
	8	Elect Director Roland A. Hernandez	For	For			Mgmt
	9	Elect Director Allen I. Questrom	For	For			Mgmt
	10	Elect Director H. Lee Scott, Jr.	For	For			Mgmt
	11	Elect Director Jack C. Shewmaker	For	Against			Mgmt
	12	Elect Director Jim C. Walton	For	For			Mgmt
	13	Elect Director S. Robson Walton	For	For			Mgmt
	14	Elect Director Christopher J. Williams	For	For			Mgmt
	15	Elect Director Linda S. Wolf	For	For			Mgmt
	16	Ratify Auditors	For	For			Mgmt
	17	Report on Charitable Contributions	Against	Against			ShrHoldr

Based on the company;s existing level of disclosure on its charitable contributions and related policy guidelines, we do not believe that shareholder support for the resolution is warranted at this time.

	18	Report on Healthcare Policies	Against	Against			ShrHoldr

We agree with the proponents that healthcare costs can have a significant impact on a company;s financial stability, productivity, and competitive position, and that shareholders should be informed of a company;s exposure to these costs and policies to limit the impact on the company;s success. However, in this case, we believe that information provided by the company, while not comprehensive, does provide shareholders with substantial disclosure on the general implications of rising healthcare costs, how it is positioning itself to address this policy issue, and its aim to improve coverage by not compromise the healthcare benefits of its employees. Therefore, ISS recommends shareholders oppose this resolution.

	19	Pay For Superior Performance	Against	For			ShrHoldr

While we recognize that a large portion of Wal-Mart's annual and long-term programs for senior executives executive is contingent upon achievement of pre-established performance criteria, the company fails to provide rationale for the discretionary increase in annual bonus, up to a doubled amount. This lack of disclosure denies shareholder the ability to monitor the correlation between executive pay and performance. Accordingly, ISS believes that this proposal warrants shareholder support.

	20	Report on Equity Compensation by Race and Gender	Against	For			ShrHoldr
Given the nature and potentially significant cost of current litigation regarding this issue at Wal-Mart, we believe that shareholder support for this resolution is warranted.
	21	Report on Pay Disparity	Against	Against			ShrHoldr

Although ISS typically supports proposals which increase the level of disclosure on topics of importance to shareholders and support performance-based compensation for executives, the system suggested in this shareholder proposal suggests reporting on salary comparisons and evaluating overall compensation thresholds that may have limited utility for shareholders. Therefore, based on the limited utility or arbitrary nature of the detailed information requested by the report, we do not recommend shareholder support for this resolution.

	22	Prepare Business Social Responsibility Report	Against	Against			ShrHoldr

Therefore, ISS urges the company to continue to evaluate its strategies related to legal and public policy issues that can impact the company;s ability to operate efficiently and profitably; however, based on the broad nature of the information requested by the proponent, we question the feasibility and ultimate value to shareholders of complying with this proposal. As such, we recommend that shareholders oppose the resolution.

	23	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	24	Report on Political Contributions	Against	For			ShrHoldr

ISS notes that Wal-Mart has provided shareholders with some information to assess the company;s general policies and approval mechanisms relating to its political contributions. We are concerned that there is no detailed information available about Wal-Mart;s policy processes for its accountability for corporate contributions, or more detailed information on the company;s rationale behind these contributions. We are also concerned that shareholders lack information relating to the type of organizations or candidates that the company may support and information about its trade association spending. Such disclosure could assist shareholders in their assessment of the risks and benefits associated with public policy activities through political activity and trade associations without significant cost, burden, or strategic risk for the company. As such, ISS believes that this proposal warrants stockholder support.

	25	Report on Social and Reputation Impact of Failure to Comply with ILO Conventions	Against	Against			ShrHoldr

Therefore, ISS believes that Wal-Mart could benefit from developing an enhanced compliance monitoring system to safeguard the company against workplace violations of its Statement of Ethics, and more complete disclosure of these policies in a manner similar to its existing Supplier Standards monitoring and reporting system. However, ISS is concerned by the scope of this resolution, in particular at it relates to publicly disclosing the perceived reputational impact of reported and known cases of management non-compliance with ILO conventions. We believe that the disclosing information relating to reported cases of human rights non-compliance may be premature, pending internal investigation by the company;s Ethics Office. Further, disclosing such information relating to on-going workplace related litigation may not be appropriate given the ongoing status of legal proceedings or may jeopardize the company;s ability to effectively represent itself. As such, ISS does not believe the proposal in its current form warrants shareholder support.

	26	Restore or Provide for Cumulative Voting	Against	For			ShrHoldr

In this case, the company fails to meet certain of the aforementioned corporate governance and performance criteria. Specifically, the board may unilaterally alter the size of the board and the company underperforms the index and peers in both one- and three-year TSR. Accordingly, the proposal warrants shareholder support.

	27	Require Director Nominee Qualifications	Against	Against			ShrHoldr

Given that the company has governance standards in place which provide for independence, accountability, and a focus on fiduciary duty among Wal-Mart board members, ISS does not believe that adoption of the proposed guidelines would add additional value to shareholders at this time.

05/16/07 - A	Wellpoint Inc *WLP*		94973V107		03/15/07		13,390
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Sheila P. Burke --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Victor S. Liss --- For
	1.3	Elect Director Jane G. Pisano, Ph.D. --- For
	1.4	Elect Director George A. Schaefer, Jr. --- For
	1.5	Elect Director Jackie M. Ward --- For
	1.6	Elect Director John E. Zuccotti --- For
	2	Company Specific--Approve Majority Voting for the Non- Contested Election of Directors	For	For			Mgmt

ISS advocates that the director election system give full effect to the shareholder franchise. Director accountability is the hallmark of good governance. The board election process must ensure that shareholders; expressions of dissatisfaction with the performance of directors have meaningful consequences. A majority vote standard transforms the director election process from a symbolic gesture to a meaningful voice for shareholders. Therefore we recommend that shareholders support this resolution for instituting a majority vote standard in uncontested director elections.

	3	Ratify Auditors	For	For			Mgmt

04/24/07 - A	Wells Fargo & Company *WFC*		949746101		03/06/07		70,795
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director John S. Chen --- For

We recommend a vote FOR the directors with the exceptions of Cynthia H. Milligan, Philip J. Quigley, Donald B. Rice, and Michael W. Wright. We recommend shareholders WITHHOLD votes from Cynthia H. Milligan and Philip J. Quigley for standing as affiliated outsiders on the Audit Committee; Donald B. Rice and Michael W. Wright for standing as affiliated outsiders on the Compensation Committee; and Cynthia H. Milligan, Philip J. Quigley, Donald B. Rice, and Michael W. Wright for standing as affiliated outsiders on the Nominating Committee.

	1.2	Elect Director Lloyd H. Dean --- For
	1.3	Elect Director Susan E. Engel --- For
	1.4	Elect Director Enrique Hernandez, Jr. --- For
	1.5	Elect Director Robert L. Joss --- For
	1.6	Elect Director Richard M. Kovacevich --- For
	1.7	Elect Director Richard D. McCormick --- For
	1.8	Elect Director Cynthia H. Milligan --- Against
	1.9	Elect Director Nicholas G. Moore --- For
	1.10	Elect Director Philip J. Quigley --- Against
	1.11	Elect Director Donald B. Rice --- Against
	1.12	Elect Director Judith M. Runstad --- For
	1.13	Elect Director Stephen W. Sanger --- For
	1.14	Elect Director Susan G. Swenson --- For
	1.15	Elect Director John G. Stumpf --- For
	1.16	Elect Director Michael W. Wright --- Against
	2	Ratify Auditors	For	For			Mgmt
	3	Separate Chairman and CEO Positions	Against	For			ShrHoldr

Wells Fargo does not meet all of the criteria in the counterbalancing structure described above. Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO. Accordingly, the proposal warrants shareholder support.

	4	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	5	Establish SERP Policy	Against	For			ShrHoldr
In this case, the company includes more than only salary in its SERP provisions. ISS agrees with the proponent that base salary is a sufficient basis upon which to base pension benefits to executives.
	6	Report on Racial and Ethnic Disparities in Loan Pricing	Against	Against			ShrHoldr

Therefore, based on concerns over the utility of this information to shareholders, and information available on the company;s website that addresses some of the concerns set forth in the proposal, we do not believe that shareholder support for this resolution is warranted.

	7	Report on Emission Reduction Goals	Against	For			ShrHoldr

Therefore, based on the potential strategic and reputational value that performing the requested assessments and establishing appropriate policies may create for the company and its shareholders, the limited cost and burden of compliance, and the apparent industry trends towards addressing this issue, ISS recommends that shareholders support this resolution.

04/19/07 - A	Wilmington Trust Corp. *WL*		971807102		02/20/07		40
	1	Elect Directors	For	For			Mgmt

05/09/07 - A	Windstream Corp. *WIN*		97381W104		03/16/07		2,326
	1	Elect Directors	For	For			Mgmt
	2	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	3	Ratify Auditors	For	For			Mgmt
	4	Stock Retention/Holding Period	Against	Against			ShrHoldr

Based on the rigorous CEO ownership guideline and the extent to which executives' ownership exceeded the company's requirement, we do not believe that the proposed policy of holding 75 percent of company stock acquired through equity-based incentive plans is necessary at this time.

05/03/07 - A	Wisconsin Energy Corp. *WEC*		976657106		02/23/07		600
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

04/26/07 - A	Wyeth *WYE*		983024100		03/02/07		43,545
	1	Elect Director Robert Essner	For	For			Mgmt
	2	Elect Director John D. Feerick	For	For			Mgmt
	3	Elect Director Frances D. Fergusson	For	For			Mgmt
	4	Elect Director Victor F. Ganzi	For	For			Mgmt
	5	Elect Director Robert Langer	For	For			Mgmt
	6	Elect Director John P. Mascotte	For	For			Mgmt
	7	Elect Director Raymond J. McGuire	For	For			Mgmt
	8	Elect Director Mary Lake Polan	For	For			Mgmt
	9	Elect Director Bernard Poussot	For	For			Mgmt
	10	Elect Director Gary L. Rogers	For	For			Mgmt
	11	Elect Director Ivan G. Seidenberg	For	For			Mgmt
	12	Elect Director Walter V. Shipley	For	For			Mgmt
	13	Elect Director John R. Torell III	For	For			Mgmt
	14	Ratify Auditors	For	For			Mgmt
	15	Reduce Supermajority Vote Requirement	For	For			Mgmt
ISS supports any reduction of a company;s voting requirements, as we believe a simple majority of voting shares should be sufficient to effect changes in a company's corporate governance
	16	Amend Omnibus Stock Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	17	Adopt Animal Welfare Policy	Against	Against			ShrHoldr

Beyond asking for a feasibility study evaluating the merits of amending the company;s Laboratory Animal Care and Use Policy, compliance with this resolution also implies that the company must apply this policy to its contract labs, oversee adherence to the policy, and publish an annual report outlining contractor compliance. These additional measures could place a significant burden on the company or complicate the company;s contractual agreements with the external laboratories that it retains for certain animal testing programs. Therefore, we do not recommend shareholders support for this resolution.

	18	Report on Policy to Limit Drug Supply to Canada	Against	For			ShrHoldr

ISS notes that there are certain legal and safety concerns that can be associated with the reimportation of prescription medications. However, public action and litigation on this matter continues to become more common and contentious, and could result in costly legal maneuvering, damaging publicity, and onerous legislation in the future. Therefore, considering the widely varied stance on this issue, and the degree to which legislation, litigation, and public opinion related to prescription drug access will impact the industry as a whole, and Wyeth specifically, ISS believes that a report on impact of the company;s policies related to this topic is warranted.

	19	Report on Political Contributions	Against	For			ShrHoldr

ISS believes that the company should be commended for increasing the level of information that it has provided to shareholders related to its current corporate political contributions policy. We are, however, concerned that shareholders lack information relating to the company;s trade association spending, including the types of associations being supported and the company;s rationale for supporting these organizations. Such information could help shareholders assess the risks and benefits associated with public policy activities through associations without significant cost, burden, or strategic risk for the company. Therefore, we believe this resolution warrants shareholder support.

	20	Claw-back of Payments under Restatements	Against	For			ShrHoldr
ISS believes that the company has not fundamentally addressed the proponent's key concerns. ISS believes this proposal warrants shareholder vote and we recommend a vote FOR.
	21	Company-Specific - Interlocking Directorship	Against	Against			ShrHoldr

We believe that given that the company's regulations and procedures for the selection of directors provide a safeguard for possible interlocking directorships that may jeopardize a director's independence, this item does not warrant shareholder support.

	22	Disclose Information-Proposal Withdrawn. No Vote Required	Against	Abstain			ShrHoldr
This item was withdrawn by the stockholder
	23	Separate Chairman and CEO Positions	Against	For			ShrHoldr

In this case, Wyeth's board is more than 2/3 independent and has all the key board committees composed of entirely independent directors. The company has also established governance guidelines, which are available on its website. The company has a lead director, which rotates among the chairmen of the standing committee. However, ISS does not feel that this rotating lead director is an adequate alternative to the annually elected lead director appointed by the independent directors of the board.        Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.        We believe that the company;s governance structure does not provide a satisfactory balance to a unified chairman and CEO position. Accordingly, the proposal warrants shareholder support.

	24	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders to have a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. ISS believes that such a process will provide companies with useful information concerning shareholders' view on compensation practices and executive pay packages.

05/25/07 - A	XM Satellite Radio Holdings Inc. *XMSR*		983759101		04/12/07		25
	1	Elect Directors	For	For			Mgmt
	2	Approve Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 10 percent is less than the allowable cap for this company of 11 percent. Additionally, this plan expressly forbids repricing.

	3	Ratify Auditors	For	For			Mgmt

06/12/07 - A	Yahoo!, Inc. *YHOO*		984332106		04/16/07		2,050
	1	Elect Director Terry S. Semel	For	For			Mgmt

Based on the above analysis, it appears that CEO Semel is rewarded when times are good - pay for performance, and when times are bad - retention. ISS questions how much more incentivizing can mega option grants provide to CEO Semel when he has received and accumulated significant wealth from exercising Yahoo stock. While the rationale is disclosed for the six million retention options, shareholders are not provided with sufficient insight as how this number is reasonable. Therefore, ISS recommends voting AGAINST from the Compensation Committee members: Arthur Kern, Roy Bostock and Ronald Burkle. ISS further notes that Ronald Burkle is also a compensation committee at two other publicly-traded companies, KB Homes and Occidental Petroleum, where CEO pay has been raised as issues.

	2	Elect Director Jerry Yang	For	For			Mgmt
	3	Elect Director Roy J. Bostock	For	Against			Mgmt
	4	Elect Director Ronald W. Burkle	For	Against			Mgmt
	5	Elect Director Eric Hippeau	For	For			Mgmt
	6	Elect Director Vyomesh Joshi	For	For			Mgmt
	7	Elect Director Arthur H. Kern	For	Against			Mgmt
	8	Elect Director Robert A. Kotick	For	For			Mgmt
	9	Elect Director Edward R. Kozel	For	For			Mgmt
	10	Elect Director Gary L. Wilson	For	For			Mgmt
	11	Amend Omnibus Stock Plan	For	For			Mgmt

                                                    VI. Vote Recommendation        The estimated shareholder value transfer of the company's plans of 11 percent is equal to or less than the allowable cap for this company of 11 percent. Additionally, this plan expressly forbids repricing.

	12	Amend Qualified Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	13	Ratify Auditors	For	For			Mgmt
	14	Pay For Superior Performance	Against	For			ShrHoldr

In this case, the company;s annual and long-term compensation programs for senior executives are not substantially performance-based under current ISS guidelines. Further, the company does not disclose specific performance measures and hurdles rates for performance-based award grants to senior executives, which denies shareholder the ability to monitor the correlation between executive pay and performance. Accordingly, ISS believes shareholders should support this proposal.

	15	Adopt Policies to Protect Freedom of Access to the Internet	Against	For			ShrHoldr

Therefore, based on Yahoo;s lack of an existing formal human rights policy related to Internet monitoring and censorship, and given the impact that these issues may have on the company, we recommend shareholder support for this resolution.

	16	Amend Bylaws to Establish a Board Committee on Human Rights	Against	Against			ShrHoldr

That said, we also agree that a company;s management is often in the best position to evaluate the day to day impact that company policies may have on operational efficiency and profitability. Therefore, ISS will continue to monitor Yahoo;s activities related to human rights and may consider supporting bylaw changes to create a Board Committee on Human Rights in the future if the company fails to improve upon its disclosure related to this topic. However based on Yahoo;s current commitment to address these issues we do not believe that the requested bylaw changes are warranted at this time.

05/17/07 - A	Yum Brands, Inc. *YUM*		988498101		03/19/07		12
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Adopt MacBride Principles	Against	Against			ShrHoldr

ISS is concerned about reports that the ratios of Catholic to Protestant employees at franchises affiliated with the company do not appear to be consistent with averages evaluated in the Equality Commission;s monitoring report. However, based on the fact that the existing reporting requirements are substantially similar to the MacBride Principles, the potential difficulties associated with full implementation of the Principles, and the barriers towards adoption through the franchise agreements, we recommend that shareholders oppose this request.

	4	Advisory Vote to Ratify Named Executive Officers' Compensation	Against	For			ShrHoldr

ISS believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.

	5	Pay For Superior Performance	Against	For			ShrHoldr

In this case, the company;s long-term compensation programs for senior executives is not substantially performance-based under current ISS guidelines and does not substantially meet the requirements set forth by this shareholder proposal. Accordingly, ISS believes shareholders should support this proposal.

	6	Submit Severance Agreement (Change in Control) to shareholder Vote	Against	For			ShrHoldr

ISS believes that seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework within which to work and may prevent the excessive "pay for failure" packages that have been witnessed at other companies. We believe that shareholders should have a voice in lucrative severance packages. As such, this proposal merits shareholder support.

	7	Report on Sustainable Fish/Seafood Sourcing Policies	Against	Against			ShrHoldr

ISS believes that Yum! Brands should adopt a policy to monitor the sustainability of its seafood supply procedures in order to ensure its suppliers; compliance with applicable fishing regulations and to protect the long term interests of the company and its shareholders. However, because of questions related to the ambiguous language in the resolution, as well as concerns over the feasibility of implementation, we do not believe that the proposal in its current form warrants shareholder support.

	8	Report on Animal Welfare Policies	Against	Against			ShrHoldr

We believe that it is important for the company to mitigate its exposure to the risk of damaging public perception related to its animal welfare standards. However, we also believe that management should be afforded the flexibility to make decisions on the recommendations of its advisory panel based on its assessment of what is most beneficial for the company as a whole, including financial, operational, and public image considerations. Therefore, based on the company;s level of disclosure on the topic of animal welfare, we do not believe that the requested report warrants shareholder support at this time.

05/07/07 - A	Zimmer Holdings Inc *ZMH*		98956P102		03/08/07		9,570
	1	Elect Director Larry C. Glasscock	For	For			Mgmt
	2	Elect Director John L. McGoldrick	For	For			Mgmt
	3	Ratify Auditors	For	For			Mgmt
	4	Declassify the Board of Directors	For	For			Mgmt
ISS commends management for submitting this proposed changes, which demonstrates a commitment to shareholders; interests.
	5	Adopt Simple Majority Vote	Against	For			ShrHoldr
ISS supports any reduction of a company's voting requirements, even if the change is simply a lower supermajority.

THE NORTH COUNTRY FUNDS: INTERMEDIATE BOND FUND
Investment Company Act File Number: 811- 10123							ITEM 1- EXHIBIT B
July 1, 2006 - June 30, 2007

N-PX Form Requirements
(a) Issuer's Name	(b) Exchange Ticker Symbol	(c)"CUSIP" #	(d) Shareholder Meeting Date	(e) Matter Identification	(f) Proposal Type	(g) Voted	(h) Vote Cast	(i) For or Against Management
None	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A